A "DISCIPLINED GROWTH" approach to mutual fund investing

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Fortis stock funds
semiannual report
February 29, 2000

FORTIS FINANCIAL GROUP

[PICTURE]



Fortis Asset Allocation Fund

Fortis Value Fund

Fortis Growth & Income Fund

Fortis Capital Fund

Fortis Growth Fund

Fortis Capital Appreciation Fund

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2
  SCHEDULE OF INVESTMENTS
     FORTIS ASSET ALLOCATION PORTFOLIO                            9
     FORTIS VALUE FUND                                           19
     FORTIS GROWTH AND INCOME FUND                               21
     FORTIS CAPITAL FUND                                         24
     FORTIS GROWTH FUND                                          26
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       29

  STATEMENTS OF ASSETS AND LIABILITIES                           32

  STATEMENTS OF OPERATIONS                                       34

  STATEMENTS OF CHANGES IN NET ASSETS
     FORTIS ASSET ALLOCATION PORTFOLIO                           36
     FORTIS VALUE FUND                                           37
     FORTIS GROWTH AND INCOME FUND                               38
     FORTIS CAPITAL FUND                                         39
     FORTIS GROWTH FUND                                          40
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       41

  NOTES TO FINANCIAL STATEMENTS                                  42

  BOARD OF DIRECTORS AND OFFICERS                                59

  OTHER PRODUCTS AND SERVICES                                    60

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   transaction activity or net asset
   value information

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FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2000

                                                 CLASS A     CLASS B     CLASS C      CLASS H     CLASS Z
                                                 --------    --------    --------    ---------    --------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 18.43     $ 18.30     $ 18.22     $ 18.29      $18.44
  End of period..............................    $ 18.98     $ 18.82     $ 18.73     $ 18.81      $18.99
TOTAL RETURN                                       22.09%      21.75%      21.79%      21.76%      22.36%
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.194     $ 0.143     $ 0.143     $ 0.143      $0.236
  From net realized gains on investments.....    $ 3.030     $ 3.030     $ 3.030     $ 3.030      $3.030

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 13.28     $ 13.06     $ 13.07     $ 13.07
  End of period..............................    $ 11.80     $ 11.54     $ 11.55     $ 11.55
TOTAL RETURN                                       -4.48%      -4.88%      -4.87%      -4.87%
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 0.925     $ 0.925     $ 0.925     $ 0.925

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 14.83     $ 14.77     $ 14.76     $ 14.76
  End of period..............................    $ 15.89     $ 15.82     $ 15.82     $ 15.82
TOTAL RETURN                                        9.37%       8.91%       8.98%       8.98%
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.067     $ 0.009     $ 0.009     $ 0.009
  From net realized gains on investments.....    $ 0.253     $ 0.253     $ 0.253     $ 0.253

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 22.81     $ 21.77     $ 21.76     $ 21.78
  End of period..............................    $ 24.50     $ 22.97     $ 22.97     $ 22.99
TOTAL RETURN                                       36.31%      35.73%      35.79%      35.75%
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 5.350     $ 5.350     $ 5.350     $ 5.350

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 30.80     $ 29.26     $ 29.26     $ 29.28      $31.23
  End of period..............................    $ 46.05     $ 43.02     $ 43.03     $ 43.07      $46.90
TOTAL RETURN                                       84.59%      83.86%      83.90%      83.92%      84.79%
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 6.845     $ 6.845     $ 6.845     $ 6.845      $6.845

FORTIS CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 36.04     $ 34.91     $ 34.94     $ 34.94
  End of period..............................    $ 68.14     $ 65.19     $ 65.26     $ 65.25
TOTAL RETURN                                      143.34%     142.69%     142.68%     142.64%
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $10.580     $10.580     $10.580     $10.580

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers and president provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

                                               FORTIS ASSET ALLOCATION FUND
                                               This is Fortis' most conservative
                                               fund choice that includes stocks;
                                               it merges three major categories
                                               of assets -- stocks, bonds and
                                               money markets -- into one fund to
                   [PHOTO]                     reduce risk and maximize return.

                                               FORTIS VALUE FUND
                                               This fund invests in large,
                                               established companies whose
                                               stocks are currently offered at a
                                               price fund managers consider low
                                               but that they expect to
                   [PHOTO]                     appreciate.

                                               FORTIS GROWTH & INCOME FUND
                                               This fund invests in some of the
                                               world's biggest, most established
                                               companies and is Fortis' most
                                               conservative large-cap offering.
                                               The fund seeks both capital
                   [PHOTO]                     appreciation and income.

                                               FORTIS CAPITAL FUND
                                               This fund has the distinction of
                                               being Fortis' oldest and one of
                                               our most popular large-cap stock
                                               fund offerings. The primary goal
                   [PHOTO]                     of the fund is long-term growth.

                                               FORTIS GROWTH FUND
                                               This fund has been a favorite of
                                               generations of Fortis investors.
                                               It invests in established,
                                               medium-size companies which fund
                                               managers believe to have the
                                               potential for above-average
                   [PHOTO]                     earnings growth.

                                               FORTIS CAPITAL APPRECIATION FUND
                                               Our small-cap stock fund offers
                                               the potential for high total
                                               returns. It's the most volatile
                                               of the Fortis stock funds because
                                               investing in small companies
                   [PHOTO]                     generally involves more risk.

[LOGO]

DEAR SHAREHOLDER:

Over the six month period ended February 29, 2000, the growth of the U.S. economy has continued and, in fact, has accelerated and is currently expanding at a 6% annualized rate. We have now entered the ninth year of this expansion which is unprecedented in the post World War II era. The growth has been fueled by strong consumer spending, particularly on housing and related items, and autos. Additionally, corporate spending on technology and telecommunications has been very strong. Most impressively, this growth has been achieved without generating significantly higher inflation that has remained in the 2-2.5% area. Clearly, the decade-long trend of higher productivity has been extremely important in mitigating a variety of cost pressures including higher wage and energy costs. Corporations have been able to offset higher costs and earnings which enabled the S&P 500 to continue to rise at a rate in excess of 15%.

Through the end of the calendar year, the equity markets responded enthusiastically to the positive economic environment and higher corporate profits. In the final quarter of the year, investors increasingly became interested in small and mid cap domestic stocks as well as international stocks that are benefiting from improved growth trends as well. As a result, these areas of the stock market outperformed the large cap area for the first time in over five years. Clearly, the growth prospects for many technology, communications, and health care companies garnered the attention of investors at the expense of all other sectors.

The first two months of 2000 have been extremely volatile. The S&P 500 declined 7% while the S&P Mid Cap Index and the Russell 2000 advanced 4% and 15%, respectively. Within the large cap portion of the market, growth stocks soared while "old economy" stocks declined significantly. Exacerbating this situation is the fact that investors increasingly are changing their investment allocations to exclude value stocks and bonds. Therefore, growth oriented funds have fared extremely well and the dichotomy in the market is very wide. Many of the Fortis equity mutual funds have benefited from this attraction to growth stocks. However, it is unlikely that the current extremes between growth and value will persist for long. Investors will eventually be attracted to the compellingly low valuations awarded to many "old economy" stocks and the spread will likely narrow.

Our outlook for the remainder of the year calls for continuing economic growth, albeit at a reduced pace. We believe that the Federal Reserve will continue to tighten several more times and that higher interest rates will effect consumer spending as the year progresses. Nevertheless, Gross Domestic Product (GDP) is expected to advance 4.5-5% and corporate profits should rise 10-12%. The U.S. market will benefit this year from improving economic growth abroad. Given this outlook, we continue to believe that equities should prove to be a rewarding investment this year.

In the fixed income market, two forces dominated the price action over the last six months. First, two more increases in the Federal Funds rate (and a virtual promise of future increases by Federal Reserve Chairman Greenspan) put upward pressure on interest rates. Shorter securities suffered most, as yields on Treasury issues maturing in less than ten years rose by amounts ranging from 0.45% to 0.95%. Second, the Treasury announced a significant change to its plans for managing its outstanding debt. Specifically, because of current and anticipated budget surpluses, the Treasury plans to reduce future issuance of 30-Year debt and to begin a buy back program targeting outstanding securities with more than ten years to maturity. This dramatic reduction in current and future supply - as much as $45 billion in 2000 alone - enabled the long end of the yield curve (20+ year maturities) to perform better on a relative basis. In this sector, yields rose by 0.1% or less, with the yields on some securities decreasing modestly. These divergent yield changes resulted in an inverted yield curve as of February 29, 2000, with 2-Year Treasuries yielding 6.53% and 30-Year Treasuries yielding 6.15%. However, the inverted yield curve was confined to the U.S. Treasury market. Yields on non-Treasury products remained upward sloping, with the interest rate premiums on long maturity issues rising by more than short maturity issues. We view these yield premiums, some of which exceed their peak reached at the height of the 1998 global financial crisis, as attractive long term.

Going forward, we expect that these two forces will continue to drive interest rates. We believe that the Federal Reserve will increase short term rates an additional 0.50% in the first half of this year, and perhaps more if GDP growth doesn't slow eventually to a 3.5% - 4.0% pace. We also expect that the favorable supply/demand dynamics mentioned above and modest inflation will continue through the year, providing support to the prices of longer maturity Treasuries. Finally, we anticipate that the Federal Reserve will be successful in slowing the economy to a more sustainable long-term growth rate, and that yields currently available in both Treasury and non-Treasury securities will be lower in the next six to twelve months.

                                                                                              /s/ Howard H. Hudson
          /s/ Dean C. Kopperud                      /s/ Lucinda S. Mezey                        Howard H. Hudson
            Dean C. Kopperud                          Lucinda S. Mezey                           Vice President
               President                          Vice President, Equities                        Fixed Income

PORTFOLIO COMPOSITION BY SECTOR AS OF 2/29/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stock                          64.5%
Corporate Bonds-Investment Grade      15.7%
U.S. Government Securities             7.3%
Corporate Bonds-Non-Investment Grade   7.2%
Asset Backed Securities                3.4%
Cash Equivalents/Receivables           1.9%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  CIENA Corp.                                             2.2%
 2.  Motorola, Inc.                                          2.1%
 3.  Cabletron Systems, Inc.                                 2.0%
 4.  Texas Instruments, Inc.                                 1.8%
 5.  i2 Technologies, Inc.                                   1.5%
 6.  Enron Corp.                                             1.5%
 7.  Genentech, Inc.                                         1.3%
 8.  PE Corp-PE Biosystems Group                             1.3%
 9.  General Electric Co.                                    1.3%
10.  JDS Uniphase Corp.                                      1.2%

ADVANTAGE ASSET ALLOCATION PORTFOLIO CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                               Since
                                              1 Year          5 Year         Inception
-----------------------------------------------------------------------------------------
Class B sharesDiamond                             +23.75%         +17.57           +17.38%+
Class B sharesDiamond Diamond                     +20.15%         +17.38%          +17.29%+
Class C sharesDiamond                             +23.81%         +17.58%          +17.32%+
Class C sharesDiamond Diamond                     +22.81%         +17.58%          -17.32%+
Class H sharesDiamond                             +23.76%         +17.60%          +17.38%+
Class H sharesDiamond Diamond                     +20.16%         +17.41%          +17.29%+
Class Z shares                                  --              --                 +10.71%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 29, 2000.
              + Since November 14, 1994--Date shares were first offered to the public.
             ++ Total return since July 27, 1999--Date shares were first offered to the public.

FORTIS ASSET ALLOCATION PORTFOLIO

STOCKS, BONDS AND CASH BLENDED TO SMOOTH OUT THE HIGHS AND LOWS.

The six-month period ended February 29, 2000, proved to be another strong period for the equity market, as a combination of strong earnings growth and low inflation ignited investor appetite for stocks. Higher valuation levels on higher earnings may drive higher stock prices. The fixed income markets, however, have had to contend with several rate increases by the Federal Reserve, as concerns over inflationary prospects surfaced. An investment environment such as this emphasizes the advantage of an asset allocation fund.

For the six-month period ended February 29, 2000, the Asset Allocation Portfolio reported a return of 22.09% for Class A shares without adjustment for sales charge. This compares quite favorably to a return of 4.11% for the S&P 500 Index and a return of 1.92% for the Lehman Aggregate Bond Index. A combination of the above stock and bond indices posted a gain of 3.34% for the same period. (Based on a 65% equity, 35% bond allocation in the portfolio.)

The asset allocation between stocks and bonds was targeted at a neutral 65% stocks, 35% bonds at mid-fiscal year. This ratio had been reduced by the Asset Allocation Committee in late summer 1999 to 60% equities, and then increased in November back to 65%. In the equity area, telecommunications and service sectors are overweighted versus the market while basic materials and consumer-related sectors have been underweighted. Telecommunication and technology holdings contributed to performance while energy and financial holdings generally detracted from overall performance.

In the Fixed Income market, interest rates continued their upward trend as inflation concerns heightened. In anticipation of continued increases of interest rates by the Federal Reserve, we kept the portfolio duration neutral to the benchmark for the six-month period. As expected, the Federal Reserve (Fed) increased short-term interest rates by another 0.50%, causing yields on two-to ten-year maturity Treasuries to rise by a similar or higher percentage. The yield on the 30-year Treasury, however, rose by only 0.08%, as the Treasury announced a $30 billion debt buyback program that will focus on outstanding long-maturity Treasuries. Spreads or yield premiums on non-Treasury securities widened during the second half of 1999 on fears of increased issuance prior to Y2K. We took advantage of these widened spreads or yield premiums to increase our exposure to corporate investment grade and non-investment grade securities. In February, we went back to a neutral weighting of non-Treasury sectors since we expect yield premiums to widen as the Fed continues to be in a tightening mode.

The capital markets face the prospect of rising interest rates by the Federal Reserve as the economy continues its robust expansion. While earnings prospects remain bright, rising interest rates could affect the valuation levels of equities, which are near historic highs. In the equity area, we continue to focus on companies with solid growth prospects at relatively attractive valuation levels, and hence our neutral equity weighting.

The combination of slower growth and continued under-control inflation should ultimately lead to a better overall interest rate environment and lower yield premiums for non-Treasury securities over the next 12 months.
VALUE OF $10,000 INVESTED MARCH 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 LEHMAN BROTHERS                   ASSET ALLOCATION PORTFOLIO
                             AGGREGATE BOND INDEX***  S&P 500****           CLASS A
3/1/1990                                     $10,000      $10,000                      $9,525
91                                           $11,222      $11,466                     $10,653
92                                           $12,659      $13,297                     $12,701
93                                           $14,201      $14,704                     $13,587
94                                           $14,968      $15,931                     $15,241
95                                           $15,234      $17,106                     $15,581
96                                           $17,099      $23,035                     $18,647
97                                           $18,014      $29,065                     $20,876
98                                           $19,881      $39,244                     $25,508
99                                           $21,127      $46,990                     $28,929
00                                           $21,361      $52,502                     $36,011
ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN
                                              1 YEAR       5 YEAR                     10 YEAR
CLASS A*                                     +18.57%      +17.10%                     +13.67%
CLASS A**                                    +24.48%      +18.24%                     +14.22%

                        Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
**** This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                      ELIMINATIONS:
Agilent Technologies, Inc.      Biovail Corp. International
CMGI, Inc.                      Enron Oil and Gas Co.
Computer Associates             Forest Laboratories, Inc.
 International, Inc.            Masco Corp.
Corning, Inc.                   Merrill Lynch & Co., Inc.
Genentech, Inc.                 NCR Corp.
i2 Technologies, Inc.           Potomac Electric Power Co.
Safeway, Inc.                   Royal Dutch Petroleum Co. NY
Siebel Systems, Inc.             Shares
Walt Disney Co.                 Tyco International Ltd.
Xilinx, Inc.                    Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/29/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                         31.4%
Financial Services            12.8%
Oil and Gas Field Services    10.7%
Banks                          7.8%
Health Care Services           7.7%
Business Services              5.8%
Insurance                      5.3%
Computer-Hardware              4.8%
Paper                          4.3%
Computer-Software              4.1%
Oil-offshore Drilling          3.6%
Cash Equivalents/Receivables   1.7%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                         4.8%
 2.  Schlumberger Ltd.                                       4.2%
 3.  Chase Manhattan Corp.                                   4.1%
 4.  Halliburton Co.                                         4.0%
 5.  Diamond Offshore Drilling, Inc.                         3.6%
 6.  United HealthCare Corp.                                 3.4%
 7.  CIGNA Corp.                                             3.3%
 8.  Reader's Digest Association, Inc. Class A               3.2%
 9.  Federated Department Stores, Inc.                       3.2%
10.  Fannie Mae                                              3.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B sharesDiamond                              -1.01%           +11.08%
Class B sharesDiamond Diamond                      -4.28%           +10.77%
Class C sharesDiamond                              -0.93%           +11.10%
Class C sharesDiamond Diamond                      -1.84%           +11.10%
Class H sharesDiamond                              -0.93%           +11.10%
Class H sharesDiamond Diamond                      -4.19%           +10.79%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 29, 2000.
              +  Shares were first offered to the public January 2, 1996.

FORTIS VALUE FUND

QUALITY STOCKS, INEXPENSIVELY PRICED

For the six-month period ended February 29, 2000, the Barra Value Index returned -4.94% while the Fortis Value Fund portfolio returned -4.48% for Class A shares without adjustment for sales charge.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find undervalued companies with accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Apple Computer, Amkor Technology and National Semiconductor were among the fund's better performing stocks during the past six months. Recently we have added a substantial position in oilfield services. We believe that the oilfield services stocks have excellent opportunities for earnings acceleration in the coming months due to the high price of oil. Their customer, the oil industry, now finds it profitable to drill for oil after a prolonged spell of relatively low oil prices. To fund our new position in oilfield services stocks we have sold many of our international integrated oil companies. While international integrated oil companies have been enjoying substantial acceleration in earnings growth over the past several months, it will become much more difficult for them to sustain their recent growth into the future if only because the year-over-year comparisons will become so much more difficult. As a result, we believe adding oilfield service stocks are a better investment for the portfolio.

Looking ahead, we see the economy continuing to expand but at a slower rate. In this environment we believe that the health care sector is a logical place for us to invest because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand. We are maintaining a below-average exposure to financial stocks because we believe that the business environment will become more challenging for them in the coming years. Rising interest rates or slowing global growth could negatively affect the fund's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

We remain focused on investing in undervalued companies with accelerating growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             VALUE FUND CLASS A   BARRA VALUE***
1/2/1996                                 $9,525           $10,000
96                                      $10,170           $10,396
97                                      $12,551           $13,119
98                                      $15,929           $17,168
99                                      $16,002           $18,512
00                                      $15,983           $18,971
VALUE FUND
AVERAGE ANNUAL TOTAL RETURN
                                                            SINCE
                                         1 YEAR  JANUARY 2, 1996@
CLASS A*                                 -4.86%           +10.63%
CLASS A**                                -0.12%           +11.93%

                       Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** The Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                                ELIMINATIONS:
CIGNA Corp.                               Bank of America Corp.
Diamond Offshore Drilling, Inc.           Baxter International, Inc. (with rights)
Federated Department Stores, Inc.         Exxon Corp.
Halliburton Co.                           Freddie Mac
International Paper Co.                   MCI WorldCom, Inc.
PNC Bank Corp.                            Phillips Petroleum Co.
Reader's Digest Association, Inc.         Pitney Bowes, Inc.
 Class A                                  Raytheon Co. Class B
Tenet Healthcare Corp.                    Royal Dutch Petroleum Co. NY Shares
Coastal Corporation                       Xerox Corp.
United HealthCare Corp.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/29/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             38.4%
Telecommunications                11.0%
Telephone Services                 9.9%
Computer-Software                  7.0%
Utilities-Electric                 5.8%
Cash Equivalents/Receivables       5.1%
Electronic-Semiconductor           5.1%
Drugs                              3.9%
Publishing                         3.6%
Computer-Communication Equipment   3.5%
Banks                              3.4%
Electronic-Miscellaneous           3.3%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Global Crossing, Conv. Pref. 7.00%                      3.8%
 2.  Corning, Inc.                                           3.6%
 3.  Echostar Communications Corp., 4.875% Conv. 2007        3.3%
 4.  Texas Instruments, Inc.                                 3.3%
 5.  Dynegy, Inc. Class A                                    3.1%
 6.  SBC Communications, Inc.                                2.7%
 7.  General Electric Co.                                    2.5%
 8.  Cabletron Systems, Inc.                                 2.3%
 9.  Enron Corp.                                             2.2%
10.  McGraw-Hill Companies, Inc.                             2.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B sharesDiamond                              +9.13%           +13.78%
Class B sharesDiamond Diamond                      +5.53%           +13.49%
Class C sharesDiamond                              +9.13%           +13.78%
Class C sharesDiamond Diamond                      +8.13%           +13.78%
Class H sharesDiamond                              +9.13%           +13.78%
Class H sharesDiamond Diamond                      +5.53%           +13.49%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 29, 2000.
              +  Shares were first offered to the public January 2, 1996.

FORTIS GROWTH & INCOME FUND

CONSERVATIVE GROWTH WITH PERIODIC DIVIDENDS

The six-month period ended February 29, 2000, proved to be another strong period for equities, as the market embraced the strong earnings growth stemming from the robust economy. Inflation remained benign, which enabled valuations to expand on top of the higher level of earnings. Economic recovery in international markets added to the positive environment for the equity market. Fearful of a revival of inflation, the Federal Reserve raised interest rates several times during this period, which caused some momentary bumpiness, but did not derail the bull market.

For the six-month period ended February 29, 2000, the Growth & Income Fund returned 9.37% for Class A shares without adjustment for sales charge. This compares to return of 4.11% for the S&P 500 Index. This portfolio is generally less volatile than the S&P 500 and also produces a current yield above that of the S&P 500 Index. The technology sector performed particularly well during this period of time, a factor that hurt comparative performance. Technology stocks generally pay little or no dividends, and, as a result, this sector was significantly underweighted in the portfolio. The service and telecommunications sectors were overweighted and contributed to performance results. The energy and financial sectors were overweighted for most of this time frame, but were both reduced to below market weights by the end of the reporting period.

The capital markets currently face the prospects of further Federal Reserve tightening in the form of rate increases early in the new year. While the economy remains robust and earnings prospects bright, higher interest rates will likely cause some consolidation in the equity market after its recent strength. Going forward, the investment approach for Growth & Income continues to be somewhat shifted toward a greater emphasis on growth versus current income. As a result, our technology weightings have risen and will likely continue to rise as a percentage of assets. In this period of high valuation and rising interest rates, great attention is being paid to growth prospects and relative valuations.
VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500***  GROWTH & INCOME FUND CLASS A
1/2/96                          $10,000                        $9,525
96                              $10,443                        $9,677
97                              $13,178                       $11,745
98                              $17,792                       $14,565
99                              $21,304                       $15,286
00                              $23,803                       $16,806
GROWTH & INCOME FUND
AVERAGE ANNUAL TOTAL RETURN
                                                                SINCE
                                 1 YEAR              JANUARY 2, 1996@
CLASS A*                         +4.72%                       +13.29%
CLASS A**                        +9.94%                       +14.62%

                       Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                           ELIMINATIONS:
Agilent Technologies, Inc.           Aon Corp.
Cabletron Systems, Inc.              Baker Hughes, Inc.
Corning, Inc.                        Conoco, Inc. Class B
Global Crossing, Conv. 7.00%         El Paso Energy Corp.
Mediaone Group, Inc. Conv. 7.00%     Potomac Electric Power Co.
Microsoft Corp.                      Quaker Oats Co.
PSInet Inc. Conv. 7.00%              Qwest Trends Trust, Conv. 5.75%
Texas Instruments, Inc.              Texaco, Inc.
UnitedGlobalCom, Inc., Conv. 7.00%   United Technologies Corp.
Walt Disney Co.                      Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/29/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         35.7%
Telecommunication Equipment                   10.5%
Electronic-Semiconductor                       9.0%
Computer-Software                              8.6%
Telecommunications                             8.3%
Computer-Communication Equipment               5.3%
Broadcasting                                   5.1%
Biomedics, Genetics Research and Development   4.1%
Telephone Services                             4.1%
Business Services                              3.7%
Utilities-Electric                             3.4%
Cash Equivalents/Receivables                   2.2%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  CIENA Corp.                                             3.7%
 2.  Cabletron Systems, Inc.                                 3.2%
 3.  Texas Instruments, Inc.                                 2.9%
 4.  JDS Uniphase Corp.                                      2.7%
 5.  Motorola, Inc.                                          2.4%
 6.  Enron Corp.                                             2.3%
 7.  PE Corp-PE Biosystems Group                             2.2%
 8.  General Electric Co.                                    2.1%
 9.  Genentech, Inc.                                         2.0%
10.  i2 Technologies, Inc.                                   1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B sharesDiamond                             +41.65%          +25.38%           +23.83%
Class B sharesDiamond Diamond                     +38.05%          +25.23%           +23.76%
Class C sharesDiamond                             +41.65%          +25.40%           +23.83%
Class C sharesDiamond Diamond                     +40.65%          +25.40%           +23.83%
Class H sharesDiamond                             +41.61%          +25.41%           +23.84%
Class H sharesDiamond Diamond                     +38.01%          +25.26%           +23.77%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year fiive and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 29, 2000.
              + Since November 14, 1994 - Date shares were first offered to the public

FORTIS CAPITAL FUND

LONG-TERM GROWTH THROUGH LARGER, ESTABLISHED COMPANIES

During the six-month period ended February 29, 2000, the equity market posted another strong advance reflecting a potent combination of earnings growth coupled with low inflation. The advance was not broad, however, as the higher growth sectors of the economy received most of investor's attention. At the same time, the broader market, comprising many of the slower growing sectors of the economy, had to contend with the effects of several Federal Reserve rate hikes during the period. The divergence between these market sectors was quite pronounced.

The Capital Fund has been well positioned in the more rapidly growing sectors of the economy which has measurably helped performance during this period. For the six-month period ended February 29, 2000, the Capital Fund returned 36.31% for Class A shares without adjustment for sales charge. This compares to a return of 4.11% for the S&P 500 Index. Technology and communications holdings contributed to the performance of the fund while energy and financial holdings generally underperformed during the period.

Looking forward, market investors are embracing the "new" economy emerging from breakthroughs in technology, communications and biotechnology. While it is normal to expect some corrective periods in these sectors, it appears that these areas of the economy will continue to be in the forefront of market leadership for an extended period of time. Our task is to continue to be well represented in the faster growing sectors of the economy by focusing on the best companies in their respective industries, but also to be mindful of valuations during this rather extraordinary time in the stock market.

VALUE OF $10,000 INVESTED MARCH 1, 1975

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500 ***  CAPITAL FUND CLASS A
3/1/1975                         $10,000                $9,525
76                               $12,720               $11,459
77                               $13,252               $11,463
78                               $12,149               $10,641
79                               $14,169               $12,888
80                               $17,639               $18,509
81                               $21,421               $25,623
82                               $19,478               $26,198
83                               $26,900               $39,344
84                               $29,828               $41,006
85                               $36,006               $47,767
86                               $47,118               $65,017
87                               $61,002               $85,141
88                               $59,332               $75,238
89                               $66,378               $79,424
90                               $78,878               $96,114
91                               $90,442              $110,662
92                              $104,881              $141,113
93                              $115,986              $142,428
94                              $125,661              $158,449
95                              $134,926              $164,979
96                              $181,692              $203,518
97                              $229,263              $234,446
98                              $309,552              $308,302
99                              $370,648              $371,814
00                              $414,125              $530,805
CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN
                                  1 YEAR                5 YEAR   10 YEAR  25 YEARS
CLASS A*                        + 35.98%              + 25.10%  + 18.06%  + 17.20%
CLASS A**                       + 42.76%              + 26.33%  + 18.64%  + 17.43%

                       Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                           ELIMINATIONS:
Agilent Technologies, Inc.           EOG Resources, Inc.
Computer Associates                  Forest Laboratories, Inc.
 International, Inc.
Corning, Inc.                        Masco Corp.
Genentech, Inc.                      Merrill Lynch & Co., Inc.
i2 Technologies, Inc.                NCR Corp.
National Semiconductor Corp.         Potomac Electric Power Co.
Siebel Systems, Inc.                 Royal Dutch Petroleum Co. NY Shares
Walt Disney Co.                      Tandy Corp. (with rights)
Warner-Lambert Co.                   Tyco International Ltd.
Xilinx, Inc.                         Williams Companies, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/29/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                          26.7%
Computer-Software              24.7%
Electronic-Semiconductor       10.2%
Telecommunication Equipment     6.3%
Drugs                           5.9%
Advertising-Public Relations    2.9%
Oil-offshore Drilling           3.5%
Electric-Components and Parts   3.5%
Business Services               3.5%
Telecommunications              3.9%
Broadcasting                    4.4%
Cash Equivalents/Receivables    4.5%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SDL, Inc.                                               2.9%
 2.  CIENA Corp.                                             2.7%
 3.  VeriSign, Inc.                                          2.3%
 4.  PE Corp-PE Biosystems Group                             2.1%
 5.  Amdocs Ltd.                                             2.1%
 6.  Check Point Software Technologies Ltd.                  2.1%
 7.  Applied Micro Circuits Corp.                            2.1%
 8.  Peregrine Systems, Inc.                                 2.1%
 9.  BEA Systems, Inc.                                       2.0%
10.  Mercury Interactive Corp.                               2.0%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                      ELIMINATIONS:
Advanced Fibre                  Amdocs Ltd.
 Communications, Inc.           Best Buy Co., Inc.
Biovail Corp. International     Cypress Semiconductor Corp.
BJ Services Co.                 Exodus Communications, Inc.
EMCORE Corp.                    Home Depot, Inc.
i2 Technologies, Inc.           Integrated Device
Intertrust Technologies Corp.    Technology, Inc.
Jones Pharma, Inc.              MiniMed, Inc.
Portal Software, Inc.           Royal Caribbean Cruises Ltd.
Redback Networks, Inc.          Valassis Communications, Inc.
Vitria Technology, Inc.         Xilinx, Inc.

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                              1 Year            5 Year          Inception
--------------------------------------------------------------------------------------------
Class B sharesDiamond                            +104.64%          +30.03%           +28.60%+
Class B sharesDiamond Diamond                    +101.04%          +29.91%           +28.55%+
Class C SharesDiamond                            +104.69%          +30.05%           +28.61%+
Class C SharesDiamond Diamond                    +103.69%          +30.05%           +28.61%+
Class H sharesDiamond                            +104.77%          +30.05%           +28.62%+
Class H sharesDiamond Diamond                    +101.17%          +29.93%           +28.56%+
Class Z shares                                   +106.79%              --            +31.80%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
          Diamond  Without CDSC.
  Diamond Diamond  With CDSC. Assumes redemption on February 29,
                   2000.
                + Since November 14, 1994 -- Date shares were first offered to the public
               ++ Since March 1, 1996 -- Date shares were first offered to the public

FORTIS GROWTH FUND

MEDIUM-SIZED COMPANIES POISED TO BE TOMORROW'S LEADERS

During the six-month period ended February 29, 2000, the Fortis Growth Fund posted a 84.59% return for Class A shares without adjustment for sales charge, versus the S&P Mid Cap 400 Index, which posted a return of 18.09%. This index is the most relevant comparison for the Growth Fund, as the fund's primary investment focus is mid capitalization stocks, typically those with a market capitalization between $1 billion and $8 billion.

During the period under review the Fund's outperformance was attributable to its modest overweight position in technology stocks which significantly outperformed. The Morgan Stanley High Technology Index posted a 49.5% return in the fourth quarter vs. a 16.8% return for the S&P Mid Cap 400. During the past 6 months, the fund benefited from holdings such as Siebel Systems +306%, PE Biosystems +204%, and BEA Systems +954%. The fund currently has a slight overweight position in technology, where we continue to find new and innovative companies especially in telecommunications and business-to-business e-commerce. We currently favor stocks such as SDL. Inc, which supplies optical components for telecommunication networks and Peregrine Systems, which offers infrastructure management software. Additionally, we see the recent rebound in energy prices as a positive catalyst for many of the mid cap energy stocks. Within energy we favor BJ Services, which is a global oil service company and Nabors Industries, which is engaged in land drilling for oil and gas. We continue to maintain a market weighting in health care favoring names such as Biovail and Medimune. Lastly, we continue to be underweight in consumer cyclical and financial stocks.

Going forward, we expect steady domestic economic growth, moderate inflation, and stable interest rates to provide a positive backdrop for U.S. stock prices. U.S. corporate profits should also see an added benefit from an economic rebound in Asia. On a relative basis, we believe that mid cap growth stocks are currently more attractive than their larger cap brethren and we expect the valuation gap that has developed over the past three years to continue to narrow. We believe the fund is well positioned going forward.

VALUE OF $10,000 INVESTED MARCH 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 400 MIDCAP***  GROWTH FUND CLASS A
         3/1/1990                 $10,000             $9,525
91                                     $11,402              $12,187
92                                     $14,711              $16,834
93                                     $15,617              $16,122
94                                     $17,966              $19,512
95                                     $18,261              $17,585
96                                     $23,583              $23,183
97                                     $27,581              $25,326
98                                     $37,647              $31,154
99                                     $38,443              $32,876
00                                     $50,340              $67,800
GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN
                                        1 YEAR               5 YEAR  10 YEAR
CLASS A*                               +96.43%              +29.71%  +20.51%
CLASS AA**                            +106.23%              +30.98%  +21.09%

                        Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a higher sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         24.8%
Computer-Software                             22.5%
Business Services                             11.9%
Electronic-Semiconductor                      11.0%
Biomedics, Genetics Research and Development   5.1%
Cash Equivalents/Receivables                   2.1%
Computer-Hardware                              2.6%
Medical Supplies                               3.3%
Electronic -Components                         3.5%
Telecommunications                             4.1%
Telecommunication Equipment                    4.3%
Drugs                                          4.8%

TOP 10 HOLDINGS AS OF 2/29/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  ArthoCare Corp.                                         1.9%
 2.  Medarex, Inc.                                           1.7%
 3.  TranSwitch Corp.                                        1.6%
 4.  Micromuse, Inc.                                         1.6%
 5.  Mercury Interactive Corp.                               1.5%
 6.  Macrovision Corp.                                       1.5%
 7.  TriQuint Semiconductor, Inc.                            1.4%
 8.  Cell Genesys, Inc.                                      1.3%
 9.  Silicon Valley Bancshares                               1.3%
10.  PolyMedica Corp.                                        1.3%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                Since
                                               1 Year          5 Year         Inception+
------------------------------------------------------------------------------------------
Class B sharesDiamond                             +219.95%         +38.05%          +37.03%
Class B sharesDiamond Diamond                     +216.35%         +37.95%          +36.98%
Class C sharesDiamond                             +219.97%         +38.05%          +37.04%
Class C sharesDiamond Diamond                     +218.97%         +38.05%          +37.04%
Class H sharesDiamond                             +219.92%         +38.05%          +37.04%
Class H sharesDiamond Diamond                     +216.32%         +37.95%          +36.99%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 29, 2000.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL APPRECIATION PORTFOLIO

OPPORTUNITY THROUGH AMERICA'S ENTREPRENEURS

During the six-month period ended February 29, 2000, the fund significantly outperformed both the Russell 2000 and the Russell 2000 Growth Indices -- the widely used benchmarks for small capitalization portfolios. During the period the fund returned 143.34% for Class A shares without adjustment for sales charge versus a 35.95% return for the Russell 2000 Index and a 66.04% return for the Russell 2000 Growth Index.

The outperformance of the fund versus its benchmark is attributable to superior stock selection, and an overweight position in technology. Examples include Emulex Corp, a designer, developer and supplier of fiber channel host adapters and hubs, up 363%, Business Objects, a leading decision support software company, up 416%, and Applied Micro Circuits, a semiconductor company which supplies to the telecommunications sector up 490%. The fund also benefited from an overweight position in healthcare, where Abgenix rose 902%. We continue to favor technology stocks especially business-to-business e-commerce companies, and internet infrastructure companies such as Art Technology Group and Micromuse Inc. In healthcare we favor companies such as Arthrocare Corp, an emerging orthopedic company and PolyMedica Corp, a leading provider of direct-to-consumer specialty medical products and services. In addition, the performance of the portfolio was enhanced by its investment in Initial Public Offerings.

Going forward we expect small cap stocks to perform well, given the superior revenue and earnings growth rates. However, over the past six months the valuation disparity between large and small cap stocks has narrowed, and we therefore do not expect similar absolute performance during the next six months. We continue to expect moderate economic growth and stable interest rates to support solid earnings growth for small cap stocks. We are confident the fund is well positioned going forward.

VALUE OF $10,000 INVESTED MARCH 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL 2000 INDEX***  CAPITAL APPRECIATION PORTFOLIO CLASS A
3/1/1990                                      $10,000                                  $9,525
91                                            $10,044                                 $10,336
92                                            $14,025                                 $14,410
93                                            $15,399                                 $14,045
94                                            $19,062                                 $17,665
95                                            $19,081                                 $16,958
96                                            $24,545                                 $23,363
97                                            $27,636                                 $20,635
98                                            $35,935                                 $26,161
99                                            $30,906                                 $27,120
00                                            $46,164                                 $87,247
CAPITAL APPRECIATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN
                                               1 YEAR                                  5 YEAR   10 YEAR
CLASS A*                                    + 206.43%                                + 37.42%  + 24.19%
CLASS A**                                   + 221.71%                                + 38.76%  + 24.79%

                       Annual period ended February 29
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 index, which represents approximately 11% of the Russell 3000 Index.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/29/2000

ADDITIONS:                      ELIMINATIONS:
Art Technology Group, Inc.      Eagle USA Airfreight, Inc.
Broadbase Software, Inc.        Galileo Technology Ltd.
C-COR.net Corp.                 Harmonic, Inc.
Cell Genesys, Inc.              Insight Enterprises, Inc.
FirePond, Inc.                  MiniMed, Inc.
Medarex, Inc.                   Packeteer, Inc.
Open Market, Inc.               RF Micro Devices, Inc.
Protein Design Labs, Inc.       VeriSign, Inc.
Silicon Image, Inc.             WinStar Communications, Inc.
Silicon Valley Bancshares       Young Broadcasting, Inc.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-64.49%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ADVERTISING-PUBLIC RELATIONS - 0.59%
     42,500  Interpublic Group of Companies, Inc.            $  1,050,033   $  1,707,969
                                                             ------------   ------------
             AUTOMOBILE MANUFACTURERS - 0.32%
     12,000  General Motors Corp..........................        952,608        912,750
                                                             ------------   ------------
             BANKS - 0.60%
     22,000  Chase Manhattan Corp.........................      1,893,157      1,751,750
                                                             ------------   ------------
             BEVERAGE - 0.49%
     24,000  Seagram Company Ltd..........................      1,482,568      1,410,000
                                                             ------------   ------------
             BIOMEDICS, GENETICS RESEARCH AND
             DEVELOPMENT - 2.70%
     37,500  Amgen, Inc. (with rights) (a)................      1,663,709      2,557,031
     20,000  Genentech, Inc. (a)..........................      1,822,191      3,857,500
      7,000  Immunex Corp. (a)............................        881,443      1,382,062
                                                             ------------   ------------
                                                                4,367,343      7,796,593
                                                             ------------   ------------
             BROADCASTING - 3.12%
     41,000  AMFM, Inc. (a)...............................      2,157,220      2,516,375
     48,000  AT&T Corp. - Liberty Media Group (a)               1,581,396      2,508,000
     20,000  Grupo Televisa S.A. GDR (a)..................      1,350,093      1,536,250
     53,000  USA Networks, Inc. (a).......................      1,074,022      1,189,187
     23,000  Viacom, Inc. Class B (a).....................        679,765      1,282,250
                                                             ------------   ------------
                                                                6,842,496      9,032,062
                                                             ------------   ------------
             BUSINESS SERVICES - 2.52%
      5,000  Ariba, Inc. (a)..............................        961,737      1,322,500
     27,000  Automatic Data Processing, Inc...............      1,381,626      1,176,187
     14,100  CMGI, Inc. (a)...............................        955,451      1,826,831
      4,000  Commerce One, Inc. (a).......................        830,397        835,500
     19,100  Equant N.V. NY Shares (a)....................      1,736,362      2,134,425
                                                             ------------   ------------
                                                                5,865,573      7,295,443
                                                             ------------   ------------
             COMPUTER-COMMUNICATION EQUIPMENT - 3.51%
      8,000  Broadcom Corp. Class A (a)...................      1,382,300      1,579,000
    116,800  Cabletron Systems, Inc. (a)..................      2,081,504      5,723,200
     21,500  Cisco Systems, Inc. (a)......................        723,337      2,842,031
                                                             ------------   ------------
                                                                4,187,141     10,144,231
                                                             ------------   ------------
             COMPUTER-HARDWARE - 1.71%
     48,500  Compaq Computer Corp.........................      1,471,175      1,206,437
      7,500  Hewlett-Packard Co...........................        958,963      1,008,750
     28,600  Sun Microsystems, Inc. (a)...................      1,126,051      2,724,150
                                                             ------------   ------------
                                                                3,556,189      4,939,337
                                                             ------------   ------------
             COMPUTER-SOFTWARE - 6.11%
     10,000  BEA Systems, Inc. (a)........................      1,013,118      1,265,625
     41,500  Computer Associates International, Inc.......      2,632,786      2,668,969
     18,400  Electronic Data Systems Corp.................      1,263,062      1,191,400
     27,000  i2 Technologies, Inc. (a)....................      1,613,023      4,414,500
     21,000  Intuit, Inc. (a).............................      1,358,561      1,102,500
     26,000  Legato Systems, Inc. (a).....................      1,132,960        926,250
     31,100  Microsoft Corp. (a)..........................      2,706,247      2,779,562
     16,000  Peregrine Systems, Inc. (a)..................        590,909        874,000
     17,600  Siebel Systems, Inc. (a).....................      1,045,784      2,440,900
                                                             ------------   ------------
                                                               13,356,450     17,663,706
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             CONSUMER GOODS - 0.72%
     40,000  Colgate-Palmolive Co.........................   $  1,794,663   $  2,087,500
                                                             ------------   ------------
             DIVERSIFIED COMPANIES - 0.17%
      5,500  Minnesota Mining and Manufacturing Co........        551,242        484,687
                                                             ------------   ------------
             DRUGS - 1.62%
     32,000  American Home Products Corp..................      1,468,412      1,392,000
     12,000  Bristol-Myers Squibb Co......................        824,537        681,750
     20,000  Chiron Corp. (a).............................      1,002,996      1,000,000
     19,000  Warner-Lambert Co............................      1,670,488      1,625,688
                                                             ------------   ------------
                                                                4,966,433      4,699,438
                                                             ------------   ------------
             ELECTRIC-PRODUCTS - 0.28%
     19,000  Molex, Inc. Class A..........................        818,923        805,125
                                                             ------------   ------------
             ELECTRICAL EQUIPMENT - 1.28%
     28,000  General Electric Co..........................      2,927,716      3,701,250
                                                             ------------   ------------
             ELECTRICAL-COMPONENTS AND PARTS - 0.54%
     10,000  Analog Devices, Inc. (a).....................        804,888      1,570,000
                                                             ------------   ------------
             ELECTRONIC-COMMUNICATION SECURITY - 0.39%
      4,500  VeriSign, Inc. (a)...........................        953,483      1,138,500
                                                             ------------   ------------
             ELECTRONIC-SEMICONDUCTOR - 5.22%
      8,500  Intel Corp...................................        930,062        960,500
     13,400  JDS Uniphase Corp. (a).......................        753,263      3,534,250
     17,000  LSI Logic Corp. (a)..........................        898,178      1,089,063
     24,000  National Semiconductor Corp. (a).............      1,327,330      1,803,000
     31,000  Texas Instruments, Inc.......................      2,146,292      5,161,500
     32,000  Xilinx, Inc. (a).............................      1,450,912      2,552,000
                                                             ------------   ------------
                                                                7,506,037     15,100,313
                                                             ------------   ------------
             FINANCIAL SERVICES - 1.61%
      7,800  American Express Co..........................        985,457      1,046,663
     23,900  Citigroup, Inc...............................      1,216,851      1,235,331
      9,000  Marsh & McLennan Companies, Inc.                     683,193        696,375
     24,000  Morgan Stanley Dean Witter & Co..............      1,585,889      1,690,500
                                                             ------------   ------------
                                                                4,471,390      4,668,869
                                                             ------------   ------------
             FOOD - 0.23%
     20,000  Sysco Corp...................................        710,522        656,250
                                                             ------------   ------------
             HEALTH CARE SERVICES - 0.67%
    100,000  Columbia/HCA Healthcare Corp.................      2,621,877      1,931,250
                                                             ------------   ------------
             HOUSEHOLD PRODUCTS - 0.21%
      7,000  Procter & Gamble Co..........................        808,732        616,000
                                                             ------------   ------------
             INSURANCE - 0.31%
     10,000  American International Group, Inc............        499,549        884,375
                                                             ------------   ------------
             LEISURE TIME-AMUSEMENTS - 0.85%
     73,700  Walt Disney Co...............................      2,210,372      2,468,950
                                                             ------------   ------------
             MEDIA - 1.44%
     44,300  CBS Corp. (a)................................      1,888,876      2,638,619
     23,000  Clear Channel Communications, Inc. (a).......      1,831,258      1,532,375
                                                             ------------   ------------
                                                                3,720,134      4,170,994
                                                             ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             MEDICAL TECHNOLOGY - 1.87%
     32,400  Medtronic, Inc. (with rights)................   $    984,616   $  1,569,375
     36,400  PE Corp-PE Biosystems Group..................        941,970      3,840,200
                                                             ------------   ------------
                                                                1,926,586      5,409,575
                                                             ------------   ------------
             NATURAL GAS TRANSMISSIONS - 1.45%
     60,800  Enron Corp...................................      1,725,177      4,195,200
                                                             ------------   ------------
             OIL AND GAS FIELD SERVICES - 0.87%
     18,000  BJ Services Co. (a)..........................        890,707      1,027,125
     20,000  Schlumberger Ltd.............................      1,326,944      1,477,500
                                                             ------------   ------------
                                                                2,217,651      2,504,625
                                                             ------------   ------------
             OIL-CRUDE PETROLEUM AND GAS - 0.74%
     17,000  Exxon Mobil Corp.............................      1,239,126      1,280,313
     18,000  Texaco, Inc..................................      1,147,270        853,875
                                                             ------------   ------------
                                                                2,386,396      2,134,188
                                                             ------------   ------------
             OIL-OFFSHORE DRILLING - 0.14%
     13,500  ENSCO International, Inc.....................        388,011        408,375
                                                             ------------   ------------
             OIL-REFINING - 0.63%
     25,500  Atlantic Richfield Co........................      2,187,109      1,810,500
                                                             ------------   ------------
             PRECISION INSTRUMENTS-TEST, RESEARCH - 0.79%
     22,000  Agilent Technologies, Inc. (a)...............        853,303      2,281,125
                                                             ------------   ------------
             PUBLISHING - 0.70%
     59,000  Reader's Digest Association, Inc.
               Class A....................................      1,732,817      2,028,125
                                                             ------------   ------------
             RETAIL-DEPARTMENT STORES - 0.38%
     14,500  Kohl's Corp. (a).............................        142,038      1,099,281
                                                             ------------   ------------
             RETAIL-DISCOUNT STORES - 0.72%
     43,000  Wal-Mart Stores, Inc.........................      1,447,400      2,093,563
                                                             ------------   ------------
             RETAIL-GROCERY - 0.63%
     47,000  Safeway, Inc. (a)............................      1,800,716      1,812,438
                                                             ------------   ------------
             TELECOMMUNICATION EQUIPMENT - 7.98%
     40,000  CIENA Corp. (a)..............................      2,302,376      6,392,500
     11,000  General Motors Corp. Class H.................        786,721      1,325,500
     35,938  Motorola, Inc................................      2,888,810      6,127,344

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     17,500  Nextel Communications, Inc. (a)..............   $  1,032,750   $  2,385,469
     12,500  Nokia Corp. ADR..............................      1,105,756      2,478,906
     13,900  Nortel Networks Corp.........................        747,710      1,549,850
     10,000  QUALCOMM, Inc. (a)...........................        964,860      1,424,375
     10,000  RF Micro Devices, Inc. (a)...................      1,018,890      1,383,125
                                                             ------------   ------------
                                                               10,847,873     23,067,069
                                                             ------------   ------------
             TELECOMMUNICATIONS - 5.23%
     52,500  BroadWing, Inc. (a)..........................      1,493,595      1,558,594
     21,000  Cable & Wireless plc ADR.....................        851,401      1,357,125
     17,800  Corning, Inc.................................      1,856,338      3,346,400
     48,000  Global Crossing Ltd. (a).....................        899,450      2,238,000
        250  Highwaymaster Communications, Inc.
               (Warrants) (a) (e).........................          4,547          3,750
      7,200  Level 3 Communications, Inc. (a).............        473,941        819,900
     10,000  SAVVIS Communications Corp. (a)..............        240,000        200,000
     21,300  Sonera Oyj Corp. ADR (a).....................        566,889      1,672,050
     37,500  Vodafone AirTouch plc ADR....................      1,024,462      2,163,281
     13,300  VoiceStream Wireless Corp. (a)...............        656,620      1,769,731
                                                             ------------   ------------
                                                                8,067,243     15,128,831
                                                             ------------   ------------
             TELEPHONE SERVICES - 2.91%
     13,000  Alltel Corp..................................        931,812        754,000
     34,500  AT&T Corp....................................      1,912,289      1,705,594
     46,300  Bell Atlantic Corp...........................      2,902,305      2,265,806
      4,200  NEXTLINK Communications, Inc. (a)                    429,104        462,788
     15,134  SBC Communications, Inc......................        867,383        575,092
     10,000  Telefonica S.A. ADR..........................        905,406        866,875
     27,000  Telefonos de Mexico S.A. ADR Class L               1,753,468      1,775,250
                                                             ------------   ------------
                                                                9,701,767      8,405,405
                                                             ------------   ------------
             TOYS - 0.13%
     40,000  Mattel, Inc..................................        491,608        385,000
                                                             ------------   ------------
             UTILITIES-ELECTRIC - 2.11%
     40,000  AES Corp. (a)................................      1,939,001      3,352,500
     58,400  Dynegy, Inc. Class A.........................      1,945,380      2,737,500
                                                             ------------   ------------
                                                                3,884,381      6,090,000
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $128,719,595   $186,490,642
                                                             ============   ============

ASSET BACKED SECURITIES-3.38%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               CAPTIVE RETAIL FINANCE - 0.67%
   $2,000,000  Sears Credit Account Master Trust, 6.40% Ser
                 1997-1 Class B 7-16-2007...................   A             $  1,941,457   $  1,943,980
                                                                             ------------   ------------
               COMMERCIAL LOANS - 0.98%
     360,669   Merrill Lynch Mortgage Investors, Inc., 6.77%
                 Variable Rate Ser 1995-C3 Class A1
                 12-26-2025.................................   AAA                363,713        355,952
     700,000   Midland Realty Acceptance Corp., 7.73%
                 Variable Rate Ser 1996-C1 Class B
                 8-25-2028..................................   AA                 706,798        696,045
   1,750,000   Mortgage Capital Funding, Inc., 7.90% Ser
                 1996-MC1 Class B 2-15-2006.................   AA+              1,762,712      1,766,450
                                                                             ------------   ------------
                                                                                2,833,223      2,818,447
                                                                             ------------   ------------
               FINANCIAL SERVICES - 0.54%
   1,500,000   Standard Credit Card Master Trust, 8.45% Ser
                 1995-1 Class B 1-7-2007....................   A                1,585,981      1,546,467
                                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               HOUSING - 0.42%
   $ 750,000   Money Store Home Improvement Trust, 7.41% Ser
                 1997-1 Class M1 5-15-2017..................   AA            $    752,848   $    742,778
     500,000   Money Store Residential Trust, 7.085% Ser
                 1997-I Class M1 7-15-2016..................   AA                 499,927        482,245
                                                                             ------------   ------------
                                                                                1,252,775      1,225,023
                                                                             ------------   ------------
               MULTI-FAMILY LOANS - 0.53%
     275,000   Bear Stearns Commercial Mortgage
                 Securities Inc., 7.78% Series 2000-WF1
                 Class A2 2-15-2010.........................   AAA**              276,222        278,146
   1,000,000   DLJ Mortgage Acceptance Corp., 8.80%
                 Multifamily Mtg Pass Thru Certificate Ser
                 1993-MF12 Class B1 9-18-2003...............   NR                 982,500      1,000,960
     299,972   Fund America Structured Transactions, L.P.,
                 Collateralized Note, 8.76% Ser 1996-1
                 Class A Principal Only
                 10-25-2030 (f)(h)..........................   NR                 217,003        247,899
                                                                             ------------   ------------
                                                                                1,475,725      1,527,005
                                                                             ------------   ------------
               WHOLE LOAN RESIDENTIAL - 0.24%
     749,329   Mid-State Trust, 7.54% Ser 6 Class A3
                 7-1-2035...................................   AA                 748,867        704,916
                                                                             ------------   ------------
               TOTAL ASSET BACKED SECURITIES................                 $  9,838,028   $  9,765,838
                                                                             ============   ============

CORPORATE BONDS-INVESTMENT GRADE-15.75%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               AEROSPACE AND EQUIPMENT - 0.28%
   $ 500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-          $    502,681   $    461,043
     400,000   Raytheon Co., 7.20% Deb 8-15-2027............   BBB-               352,591        348,040
                                                                             ------------   ------------
                                                                                  855,272        809,083
                                                                             ------------   ------------
               AGRICULTURE - 0.07%
     250,000   Archer-Daniels-Midland, 6.625% Deb
                 5-1-2029...................................   A+                 248,811        212,316
                                                                             ------------   ------------
               AIRLINES - 0.16%
     250,000   Delta Air Lines, Inc., 6.65% Medium Term Note
                 3-15-2004..................................   BBB-               249,843        235,289
     250,000   Delta Air Lines, Inc., 7.70% Note
                 12-15-2005 (f).............................   BBB-               249,436        240,750
                                                                             ------------   ------------
                                                                                  499,279        476,039
                                                                             ------------   ------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.33%
     500,000   Dana Corp., 7.00% Note 3-1-2029..............   BBB+               494,102        449,475
     500,000   TRW, Inc., 6.50% Sr Note 6-1-2002............   BBB                495,863        489,589
                                                                             ------------   ------------
                                                                                  989,965        939,064
                                                                             ------------   ------------
               AUTOMOBILE MANUFACTURERS - 0.49%
   1,000,000   Daimler Chrysler N. A. Holdings, 7.40% Note
                 1-20-2005..................................   A+                 999,274        995,281
     500,000   Ford Motor Co., 6.375% Deb 2-1-2029..........   A+                 464,323        412,921
                                                                             ------------   ------------
                                                                                1,463,597      1,408,202
                                                                             ------------   ------------
               BANKS - 1.77%
     500,000   Bank Austria AG, 7.25% Sub Note
                 2-15-2017 (f)..............................   AA+                499,123        470,832
     500,000   BankAmerica Corp., 6.20% Sub Note
                 2-15-2006..................................   A                  475,759        462,232
     500,000   Citigroup, Inc., 6.20% Sr Note 3-15-2009.....   AA-                498,594        451,595
     500,000   Keycorp Capital II, 6.875% Bond 3-17-2029....   BBB                493,812        415,852
     250,000   LB Baden-Wuerttemberg, 7.625% Yankee Sub Note
                 2-1-2023...................................   AAA                281,785        247,017
     500,000   Mellon Financial Co., 6.375% Sub Note
                 2-15-2010..................................   A                  501,954        449,173
     500,000   National City Corp., 6.875% Sub Note
                 5-15-2019..................................   A-                 499,137        439,306
     500,000   NBD Bancorp, 7.125% Sub Note 5-15-2007.......   A-                 494,701        473,640
     500,000   Providian National Bank, 6.75% Sr Note
                 3-15-2002..................................   BBB-               499,770        486,777
     500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                 2-15-2004..................................   Baa1*              498,554        480,130
     250,000   Swiss Bank Corp. New York, 7.375% Sub Note
                 6-15-2017..................................   AA                 262,372        240,314

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
   $ 500,000   Textron Financial Corp., 7.125% Note
                 12-9-2004..................................   A-            $    497,576   $    489,308
                                                                             ------------   ------------
                                                                                5,503,137      5,106,176
                                                                             ------------   ------------
               BEVERAGE - 0.31%
     500,000   Coca-Cola Bottling Co., 6.375% Deb
                 5-1-2009...................................   BBB                496,933        449,982
     500,000   Pepsi Bottling Group, Inc., 7.00% Sr Note
                 3-1-2029...................................   A-                 496,635        446,887
                                                                             ------------   ------------
                                                                                  993,568        896,869
                                                                             ------------   ------------
               BROKERAGE AND INVESTMENT - 0.74%
     500,000   Bear Stearns Capital Trust, 7.00% Variable
                 Rate Note 1-15-2027........................   BBB                499,719        487,948
     250,000   Goldman Sachs Group, Inc., 6.50% Medium Term
                 Note 2-25-2009 (e).........................   A+                 250,000        228,214
     500,000   Goldman Sachs Group, Inc., 6.65% Note
                 5-15-2009..................................   A+                 499,052        457,151
     500,000   Lehman Brothers Holdings, 7.875% Note
                 11-1-2009..................................   A                  510,854        488,614
     500,000   Paine Webber Group, Inc., 7.625% Note
                 12-1-2009..................................   BBB+               498,235        478,929
                                                                             ------------   ------------
                                                                                2,257,860      2,140,856
                                                                             ------------   ------------
               CABLE TELEVISION - 0.57%
     250,000   Comcast Cable Communications, 8.375% Note
                 5-1-2007...................................   BBB                279,622        257,731
     500,000   Cox Communications, Inc., 6.40% Note
                 8-1-2008...................................   BBB+               511,356        455,835
     500,000   Time Warner, Inc., 6.875% Sr Deb 6-15-2018...   BBB                506,396        444,142
     500,000   Viacom, Inc., 7.625% Sr Deb 1-15-2016........   BBB-               541,993        483,297
                                                                             ------------   ------------
                                                                                1,839,367      1,641,005
                                                                             ------------   ------------
               CAPTIVE AUTO FINANCE - 0.24%
     500,000   General Motors Acceptance Corp., 6.15% Bond
                 4-5-2007...................................   A                  498,466        453,581
     250,000   Toyota Motor Credit, 5.625% Global Note
                 11-13-2003.................................   AAA                249,688        235,674
                                                                             ------------   ------------
                                                                                  748,154        689,255
                                                                             ------------   ------------
               CHEMICALS - 0.26%
     250,000   Equistar Chemicals, L.P., 8.75% Sr Note
                 2-15-2009..................................   BBB-               261,768        247,423
     500,000   Rohm & Haas Co., 7.85% Deb 07-15-2029........   A-                 493,002        499,679
                                                                             ------------   ------------
                                                                                  754,770        747,102
                                                                             ------------   ------------
               CONSUMER FINANCE - 0.49%
     500,000   Aristar, Inc., 7.25% Sr Note 6-15-2006.......   A-                 498,203        480,123
   1,000,000   Household Finance Corp., 6.00% Note
                 5-1-2004...................................   A                  999,812        941,805
                                                                             ------------   ------------
                                                                                1,498,015      1,421,928
                                                                             ------------   ------------
               CONSUMER GOODS - 0.58%
   1,750,000   Proctor & Gamble Co., 6.875% Global Bond
                 9-15-2009..................................   AA               1,752,357      1,683,006
                                                                             ------------   ------------
               DIVERSIFIED FINANCE - 0.34%
     500,000   Finova Capital Corp., 7.625% Sr Note
                 9-21-2009..................................   A-                 496,830        486,113
     500,000   General Electric Capital Corp., 7.375% Medium
                 Term Note 1-19-2010........................   AAA                496,304        495,950
                                                                             ------------   ------------
                                                                                  993,134        982,063
                                                                             ------------   ------------
               ENERGY - 0.16%
     500,000   NGC Corp. Capital Trust, 8.316% Sub Deb
                 6-1-2027...................................   BBB-               500,000        449,801
                                                                             ------------   ------------
               ENERGY & RELATED - 0.08%
     250,000   Liberty Media Group, 8.25% Note
                 2-1-2030 (f)...............................   BBB-               247,999        244,596
                                                                             ------------   ------------
               FOOD - 0.57%
     750,000   Ahold Finance USA, Inc., 6.25% Sr Deb
                 5-1-2009...................................   A                  744,230        667,753
     500,000   Fred Meyer, Inc., 7.45% Sub Note 3-1-2008....   BBB-               529,210        482,741
     500,000   Kroger Co., 8.15% Sr Note 7-15-2006..........   BBB-               510,374        501,940
                                                                             ------------   ------------
                                                                                1,783,814      1,652,434
                                                                             ------------   ------------
               FOOD SERVICE - 0.08%
     250,000   Sysco Corp., 6.50% Deb 8-1-2028..............   AA-                251,236        216,070
                                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               FOREIGN - GOVERNMENT - 0.57%
   $ 250,000   British Columbia (Province of), 6.50% Yankee
                 Bond 1-15-2026.............................   AA-           $    255,793   $    218,222
     250,000   Korea (Republic of), 8.875% Global Bond
                 4-15-2008..................................   BBB                262,695        260,270
     500,000   Ontario (Province of), 5.50% Sr Global Bond
                 10-1-2008..................................   AA-                497,367        437,920
     500,000   Ontario (Province of), 7.375% Sr Global Bond
                 1-27-2003..................................   AA-                527,001        500,885
     250,000   Poland (Republic of), 7.125% Yankee Note
                 7-1-2004...................................   BBB                249,139        243,750
                                                                             ------------   ------------
                                                                                1,791,995      1,661,047
                                                                             ------------   ------------
               FOREIGN - GOVERNMENT AGENCIES - 0.08%
     250,000   Korea Development Bank, 7.125% Global Note
                 4-22-2004..................................   BBB                248,443        241,541
                                                                             ------------   ------------
               FOREST PRODUCTS - 0.38%
     500,000   Fort James Corp., 6.50% Sr Note 9-15-2002....   BBB-               499,664        487,574
     600,000   Georgia-Pacific Corp., 9.625% Deb
                 3-15-2022..................................   BBB-               616,932        624,937
                                                                             ------------   ------------
                                                                                1,116,596      1,112,511
                                                                             ------------   ------------
               INDUSTRIAL - 0.22%
     750,000   Tyco International Group S.A., 6.875% Yankee
                 Bond 1-15-2029.............................   A-                 756,669        635,857
                                                                             ------------   ------------
               INSURANCE - 0.74%
     250,000   American General Corp., 6.625% Sr Note
                 2-15-2029..................................   AA-                238,400        211,730
     250,000   Conseco, Inc., 8.75% Note 2-09-2004..........   BBB+               249,867        251,794
     500,000   Prudential Insurance Co., 6.375% Sr Note
                 7-23-2006 (e)..............................   A+                 498,145        458,264
     500,000   ReliaStar Financial Corp., 6.625% Note
                 9-15-2003..................................   A                  512,996        479,514
     750,000   ReliaStar Financial Corp., 8.00% Note
                 10-30-2006.................................   A                  747,408        746,183
                                                                             ------------   ------------
                                                                                2,246,816      2,147,485
                                                                             ------------   ------------
               LEASING - 0.33%
     500,000   Comdisco, Inc., 5.95% Note 4-30-2002.........   BBB+               499,963        482,368
     500,000   Ryder System, Inc., 6.60% Note 11-15-2005....   BBB+               499,856        463,093
                                                                             ------------   ------------
                                                                                  999,819        945,461
                                                                             ------------   ------------
               LEISURE TIME-AMUSEMENTS - 0.17%
     500,000   Park Place Entertainment, 8.50% Sr Note
                 11-15-2006.................................   BBB-               495,248        478,689
                                                                             ------------   ------------
               MACHINERY - 0.25%
     750,000   Caterpillar, Inc., 7.25% Deb 9-15-2009.......   A+                 748,627        729,722
                                                                             ------------   ------------
               MISCELLANEOUS - 0.19%
     100,000   New York (City of), 10.00% General Obligation
                 Taxable Bond Ser D 8-1-2005................   A-                  96,186        106,493
     400,000   New York (City of), 10.00% General Obligation
                 Taxable Bond Ser D 8-1-2005
                 (Prerefunded 8-1-2001 @ 103)...............   A-                 400,951        427,718
                                                                             ------------   ------------
                                                                                  497,137        534,211
                                                                             ------------   ------------
               NATURAL GAS TRANSMISSIONS - 0.55%
     500,000   CMS Panhandle Holding Co., 7.00% Sr Note
                 7-15-2029..................................   BBB-               495,765        436,275
     250,000   Enron Corp., 6.95% Note 7-15-2028............   BBB+               225,943        218,205
     750,000   Tennessee Gas Pipeline, 7.50% Deb 4-1-2017...   BBB+               738,863        720,147
     250,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                 Bond 1-21-2009.............................   A-                 251,650        225,410
                                                                             ------------   ------------
                                                                                1,712,221      1,600,037
                                                                             ------------   ------------
               OIL-CRUDE PETROLEUM AND GAS - 0.41%
     250,000   Apache Finance Canada, 7.75% Sr Deb
                 12-15-2029.................................   BBB+               247,447        238,283
     500,000   Chevron Corp., 6.625% Note 10-1-2004.........   AA                 498,286        487,691
     500,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-                 467,114        449,201
                                                                             ------------   ------------
                                                                                1,212,847      1,175,175
                                                                             ------------   ------------
               OIL-EQUIPMENT WELLS AND SERVICES - 0.16%
     500,000   Petroleum Geo-Services, 6.25% Yankee Bond
                 11-19-2003.................................   BBB                498,306        473,371
                                                                             ------------   ------------
               OIL-REFINING - 0.18%
     500,000   Texaco Capital, Inc., 8.625% Deb 6-30-2010...   A+                 551,298        530,466
                                                                             ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               RETAIL-DEPARTMENT STORES - 0.60%
   $1,000,000  Dayton Hudson Corp., 5.875% Note 11-1-2008...   A-            $    973,239   $    883,219
     500,000   Federated Department Stores, 6.30% Note
                 4-1-2009...................................   BBB+               498,731        449,188
     500,000   Saks, Inc., 7.375% Sub Deb 2-15-2019.........   Baa3*              457,834        411,942
                                                                             ------------   ------------
                                                                                1,929,804      1,744,349
                                                                             ------------   ------------
               SUPRA-NATIONAL - 0.60%
     750,000   Corp Andina de Fomento, 7.10% Yankee Bond
                 2-1-2003...................................   A                  749,764        731,944
     500,000   Inter-American Development Bank, 7.375% Bond
                 1-15-2010..................................   AAA                498,113        504,079
     500,000   International Bank for Reconstruction &
                 Development, 7.00% Global Bond 1-27-2005...   AAA                497,510        496,640
                                                                             ------------   ------------
                                                                                1,745,387      1,732,663
                                                                             ------------   ------------
               TECHNOLOGY - 0.15%
     500,000   Lucent Technologies, Inc., 6.45% Deb
                 3-15-2029..................................   A                  497,334        433,045
                                                                             ------------   ------------
               TELECOMMUNICATIONS - 1.14%
     500,000   360 Communications ALLTEL Corp., 7.50% Sr
                 Note 3-1-2006..............................   A                  499,207        499,163
     250,000   AirTouch Communications, 6.65% Note
                 5-1-2008...................................   A                  253,926        232,615
     500,000   ALLTEL Corp., 6.80% Deb 5-1-2029.............   A-                 496,918        429,917
     750,000   AT&T Corp., 6.00% Note 3-15-2009.............   AA-                748,362        669,800
     500,000   Sprint Capital Corp., 5.875% Deb 5-1-2004....   BBB+               497,875        470,280
     750,000   US West Communications, 7.20% Bond
                 11-1-2004 (f)..............................   A                  749,632        738,557
     250,000   Vodafone Airtouch plc, 7.875% Deb
                 2-15-2030 (e)..............................   A                  246,741        246,858
                                                                             ------------   ------------
                                                                                3,492,661      3,287,190
                                                                             ------------   ------------
               TELEPHONE SERVICES - 0.41%
     500,000   Century Telephone Enterprises, Inc., 6.15% Sr
                 Note 1-15-2005.............................   BBB+               499,438        463,245
     500,000   GTE Corp., 7.51% Note 4-1-2009...............   A                  496,621        491,390
     250,000   Telecomunicaciones de Puerto Rico, 6.65% Sub
                 Note 5-15-2006.............................   BBB                249,916        236,366
                                                                             ------------   ------------
                                                                                1,245,975      1,191,001
                                                                             ------------   ------------
               UTILITIES-ELECTRIC - 1.10%
     500,000   Alabama Power Co., 7.125% Sr Note
                 10-1-2007..................................   A                  498,299        489,081
     500,000   Detroit Edison Co., 7.50% Note 2-1-2005......   A-                 499,218        498,762
     250,000   Duke Capital Corp., 8.00% Sr Note
                 10-1-2019..................................   A                  253,363        251,885
     500,000   Duke Energy Corp., 6.00% Sr Note 12-1-2028...   A+                 488,235        395,048
     500,000   Madison Gas & Electric, 6.02% Sr Note
                 9-15-2008..................................   AA-                500,000        443,875
     378,049   Niagara Mohawk Power, 7.25% Sr Note
                 10-1-2002..................................   BBB-               376,656        370,926
     750,000   TXU Electric Capital V, 8.175% Deb
                 1-30-2037..................................   BBB-               750,000        720,770
                                                                             ------------   ------------
                                                                                3,365,771      3,170,347
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $ 48,333,289   $ 45,540,033
                                                                             ============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE-7.20%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS - 0.26%
   $ 500,000   Holley Performance Products, Inc., 12.25% Sr
                 Note 9-15-2007 (f).........................   B+            $    482,341   $    485,000
     250,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                 10-15-2009 (f).............................   B+                 250,000        254,062
                                                                             ------------   ------------
                                                                                  732,341        739,062
                                                                             ------------   ------------
               BROADCASTING - 0.25%
     500,000   Sinclair Broadcasting Group, Inc., 10.00% Sr
                 Sub Note 9-30-2005.........................   B                  500,000        483,125
     250,000   Spanish Broadcasting Systems, 9.625% Sr Sub
                 Note 11-1-2009.............................   B-                 245,346        245,625
                                                                             ------------   ------------
                                                                                  745,346        728,750
                                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               BUILDING EQUIPMENT - 0.17%
   $ 500,000   Better Minerals & Aggregates, 13.00% Sr Sub
                 Note 9-15-2009 (f).........................   B-            $    500,000   $    500,000
                                                                             ------------   ------------
               CABLE TELEVISION - 1.08%
     500,000   Adelphia Communications, 9.375% Sr Note
                 11-15-2009.................................   B+                 496,091        478,750
     504,088   Australis Media Ltd., 14.00% Sr Sub Disc Note
                 5-15-2003 (Zero coupon through 5-15-2000,
                 thereafter 15.75%) (with
                 warrants) (a) (e)(g).......................   D                  401,365              5
     750,000   Charter Communications Holdings LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004, thereafter 9.92%) (g)............   B+                 508,532        431,250
     500,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................   BB-                507,028        543,125
     200,000   Insight Midwest, 9.75% Sr Note
                 10-1-2009 (f)..............................   B+                 200,000        202,000
     500,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                 2-15-2011..................................   B+                 493,338        431,250
     750,000   United International Holdings, 12.42% Sr Disc
                 Note 2-15-2008 (Zero coupon through
                 2-15-2003, thereafter 10.75%) (g)..........   B-                 499,834        530,625
     500,000   United Pan-Europe Communications, 11.25% Sr
                 Note 11-1-2009 (f).........................   B                  496,380        499,375
                                                                             ------------   ------------
                                                                                3,602,568      3,116,380
                                                                             ------------   ------------
               CHEMICALS - 0.16%
     500,000   Lyondell Chemical Co., 9.875% Secured Note
                 Ser B 5 -1-2007............................   BB                 500,000        477,500
                                                                             ------------   ------------
               ENTERTAINMENT - 0.30%
     500,000   Circus Circus (Mandalay Resort Group), 7.625%
                 Sr Sub Deb 7-15-2013.......................   BB+                430,796        410,000
     250,000   Isle of Capri Casinos, 8.75% Sub Note
                 4-15-2009..................................   B                  223,914        221,562
     250,000   Station Casinos, 8.875% Sr Sub Note
                 12-1-2008..................................   B+                 234,421        234,375
                                                                             ------------   ------------
                                                                                  889,131        865,937
                                                                             ------------   ------------
               FOREIGN - GOVERNMENT - 0.28%
     400,000   Brazil (Republic of), 11.625% Global Bond
                 4-15-2004..................................   B+                 396,768        396,000
     500,000   United Mexican States, 6.25% Secured Note Ser
                 W-B 12-31-2019.............................   BB                 379,909        406,250
                                                                             ------------   ------------
                                                                                  776,677        802,250
                                                                             ------------   ------------
               HEALTH CARE SERVICES - 0.12%
     250,000   Triad Hospitals Holdings, 11.00% Sr Sub Note
                 5-15 -2009.................................   B-                 251,493        256,875
     100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                 10-1-2009..................................   B-                  97,329        101,500
                                                                             ------------   ------------
                                                                                  348,822        358,375
                                                                             ------------   ------------
               METALS-MINING AND MISCELLANEOUS - 0.08%
     250,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB                 249,395        245,000
                                                                             ------------   ------------
               OIL-CRUDE PETROLEUM AND GAS - 0.17%
     250,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                 7-15-2007..................................   BB-                253,334        245,625
     250,000   Swift Energy Co., 10.25% Sr Sub Note
                 8-1-2009...................................   B-                 250,855        243,750
                                                                             ------------   ------------
                                                                                  504,189        489,375
                                                                             ------------   ------------
               PAPER - 0.17%
     500,000   Packaging Corp. of America, 9.625% Sr Sub
                 Note 4-1-2009..............................   B                  512,627        500,000
                                                                             ------------   ------------
               RESTAURANTS AND FRANCHISING - 0.18%
     500,000   Sbarro, Inc., 11.00% Sr Note
                 9-15-2009 (f)..............................   BB-                493,712        508,750
                                                                             ------------   ------------
               RETAIL-DISCOUNT STORES - 0.16%
     500,000   Kmart Corp., 7.95% Deb 2-1-2023..............   BB+                438,354        449,100
                                                                             ------------   ------------
               RETAIL-GROCERY - 0.09%
     250,000   Stater Brothers Holdings, 10.75% Sr Note
                 8-15-2006..................................   B+                 250,000        250,625
                                                                             ------------   ------------
               TECHNOLOGY - 0.26%
     500,000   Fairchild Semiconductor, 10.375% Sr Sub Note
                 10-1-2007..................................   B                  507,994        495,000
     250,000   Globix Corp., 12.50% Sr Note 2-1-2010 (e)....   NR                 251,868        248,750
                                                                             ------------   ------------
                                                                                  759,862        743,750
                                                                             ------------   ------------
               TELECOMMUNICATIONS - 1.98%
     500,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                 11-15-2009 (f).............................   BB                 488,815        483,750
     500,000   Hyperion Telecommunications, 12.25% Sr Note
                 Ser B 9-1-2004.............................   BB-                535,816        532,500

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
   $ 500,000   Intermedia Communications, Inc., 8.50% Sr
                 Note Ser B 1-15-2008.......................   B             $    473,414   $    460,000
     250,000   McLeodUSA, Inc., 8.125% Sr Note 2-15-2009....   B+                 248,254        223,750
     250,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note 12-15-2009............................   B+                 248,036        246,250
     500,000   Nextel Communications, Inc., 9.375% Sr Note
                 11-15-2009 (e).............................   NR                 496,084        481,875
     750,000   Nextlink Communications, 10.50% Sr Note
                 12-1-2009 (f)..............................   B                  750,000        738,750
     500,000   Nextlink Communications, 12.125% Sr Disc Note
                 12-1-2009 (Zero coupon through 12-1-2004,
                 thereafter 12.125%) (f)(g).................   B                  286,258        281,250
     250,000   Nuevo Crupo Iusacell S.A. de C.V., 14.25% Sr
                 Note 12-1-2006 (e).........................   B+                 260,462        274,375
     500,000   Psinet, Inc., 11.00% Sr Note 8-1-2009........   B-                 490,265        501,250
     250,000   RCN Corp., 10.125% Sr Note 1-15-2010.........   B-                 250,000        232,500
     250,000   Rhythms Netconnections, 14.00% Sr Note
                 2-15-2010 (e)..............................   CCC+               250,000        246,875
     500,000   Splitrock Services, Inc., 11.75% Sr Sub Note
                 Ser B 7-15-2008............................   NR                 503,441        532,500
     500,000   Winstar Communications, Inc., 11.15% Sr Disc
                 Note 10-15-2005 (Zero coupon through
                 10-15-2000, thereafter 14.00%) (g).........   CCC+               503,945        505,000
                                                                             ------------   ------------
                                                                                5,784,790      5,740,625
                                                                             ------------   ------------
               TELEPHONE SERVICES - 1.06%
     500,000   Alaska Communications SY, 9.375% Sr Sub Note
                 5-15-2009..................................   B+                 500,000        466,250
     750,000   Impsat Fiber Networks, 13.75% Sr Note
                 2-15-2005 (e)..............................   B                  750,000        758,438
     250,000   Level 3 Communications, 12.875% Sr Disc Note
                 3-15-2010 (Zero coupon through 3-15-2005,
                 thereafter 12.875%) (e)(g).................   B                  133,293        133,125
     750,000   Level 3 Communications, Inc., 9.125% Sr Note
                 5-1-2008...................................   B                  727,682        678,750
   1,000,000   Williams Communications Group, Inc., 10.875%
                 Sr Note 10-1-2009..........................   BB-                992,662      1,020,000
                                                                             ------------   ------------
                                                                                3,103,637      3,056,563
                                                                             ------------   ------------
               UTILITIES-ELECTRIC - 0.17%
     500,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB                 502,149        495,000
                                                                             ------------   ------------
               UTILITIES-TELEPHONE - 0.17%
     500,000   Madison River Communicatons, 13.25% Sr Note
                 3-1-2010 (e)...............................   CCC+               493,167        490,000
                                                                             ------------   ------------
               UTILITIES-WATER AND SEWER - 0.09%
     250,000   Azurix Corp., 10.75% Sr Note
                 2-15-2010 (e)..............................   BB                 250,935        251,250
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $ 21,437,702   $ 20,808,292
                                                                             ============   ============

U.S. GOVERNMENT SECURITIES-7.29%
--------------------------------------------------------------------------------

   Principal                                                                     Market
     Amount                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.81%
               MORTGAGE BACKED SECURITIES:
   $2,995,994  6.00% 2013-2014..............................   $  2,899,837   $  2,811,857
     271,972   6.30% 2008...................................        272,281        255,068
   2,987,333   6.50% 2015...................................      2,930,390      2,870,290
   1,434,296   6.63% 2005...................................      1,467,927      1,381,423
     253,028   7.50% 2027...................................        259,858        248,161
     448,365   8.00% 2025...................................        455,160        449,240
      92,217   9.00% 2016-2021..............................         90,668         95,451
                                                               ------------   ------------
               TOTAL FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION................................      8,376,121      8,111,490
                                                               ------------   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
               0.34%
               MORTGAGE BACKED SECURITIES:
     937,335   9.00% 2023...................................        967,799        974,078
      16,119   9.50% 2019...................................         15,988         16,966
                                                               ------------   ------------
               TOTAL GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION................................        983,787        991,044
                                                               ------------   ------------

--------------------------------------------------------------------------------

   Principal                                                                     Market
     Amount                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               U.S. TREASURY SECURITIES - 4.14%
               BONDS:
   $ 500,000   5.25% 2029...................................   $    412,193   $    431,250
   9,500,000   6.40% 2021 Zero Coupon Strip(g)..............      2,421,233      2,471,700
   8,250,000   7.00% 2019 Zero Coupon Strip(g)..............      2,239,612      2,508,074
   2,000,000   10.375% 2012.................................      2,424,737      2,418,750
                                                               ------------   ------------
                                                                  7,497,775      7,829,774
                                                               ------------   ------------
               NOTES:
     800,000   4.75% 2008...................................        696,940        702,750
   3,550,000   5.875% 2004..................................      3,487,119      3,446,830
                                                               ------------   ------------
                                                                  4,184,059      4,149,580
                                                               ------------   ------------
               TOTAL U.S. TREASURY SECURITIES...............     11,681,834     11,979,354
                                                               ------------   ------------
               TOTAL U.S. GOVERNMENT SECURITIES.............     21,041,742     21,081,888
                                                               ============   ============
               TOTAL LONG-TERM INVESTMENTS..................   $229,370,356   $283,686,693
                                                               ============   ============

SHORT-TERM INVESTMENTS-1.15%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               BANKS - 0.00%
   $   7,234   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 5.70%.........   $      7,234
                                                               ------------
               DIVERSIFIED FINANCE - 0.98%
   2,826,000   Norwest Bank Associates Corp., Master
                 Variable Rate Note, Current rate - 5.67%...      2,826,000
                                                               ------------
               INVESTMENT COMPANY - 0.17%
     485,172   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 5.69%.................        485,172
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      3,318,406
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $232,688,762)(B)...........................   $287,005,099
                                                               ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $232,742,706 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $64,009,261
Unrealized depreciation.....................................   (9,746,868)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $54,262,393
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.72% of total net assets as of February 29, 2000.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
1997                  504,088    Australis Media Ltd. due 2003                           $  401,365
2000                  250,000    Azurix Corp. due 2010 - 144A                               250,935
2000                  250,000    Globix Corp. due 2010 - 144A                               251,868
1999                  250,000    Goldman Sachs Group due 2009 - 144A                        250,000
1998                      250    Highwaymaster Communications, Inc. (Warrants) - 144A         4,547
2000                  750,000    Impsat Fiber Networks due 2005 - 144A                      750,000
2000                  250,000    Level 3 Communications due 2010 - 144A                     133,293
2000                  500,000    Madison River Communications due 2010 - 144A               493,167
1999                  500,000    Nextel Communications due 2009 - 144A                      496,084
2000                  250,000    Nuevo Crupo Iusacell S.A. de C.V. due 2006 - 144A          260,462
1999                  500,000    Prudential Insurance Co. due 2006 - 144A                   498,145
2000                  250,000    Rhythms Netconnections due 2010 - 144A                     250,000
2000                  250,000    Vodaphone Airtouch plc due 2030 - 144A                     246,741

       The aggregate value of these securities at February 29, 2000, was $3,821,779, which represents 1.32% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at February 29, 2000, was $5,895,571, which represents 2.04% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at February 29, 2000, based upon the estimated timing and amount of future cash flows. These investments have been identified by portfolio management as liquid securities. The aggregate value of these securities at February 29, 2000, was $247,899, which represents .09% of total net assets.
  * Moodys Rating
 ** Duff & Phelps Rating

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-98.32%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            AEROSPACE AND EQUIPMENT-1.48%
    20,000  Boeing Co....................................   $   908,266   $   737,500
                                                            -----------   -----------
            APPAREL - 1.54%
    34,000  Jones Apparel Group, Inc. (a)................       937,540       769,250
                                                            -----------   -----------
            AUTOMOBILE MANUFACTURERS - 1.30%
    15,500  Ford Motor Co................................       896,872       645,187
                                                            -----------   -----------
            BANKS - 7.85%
    25,400  Chase Manhattan Corp.........................     1,844,186     2,022,475
    38,000  PNC Bank Corp................................     1,666,144     1,470,125
    19,000  Washington Mutual, Inc.......................       486,273       420,375
                                                            -----------   -----------
                                                              3,996,603     3,912,975
                                                            -----------   -----------
            BROADCASTING - 1.78%
    17,000  AT&T Corp. - Liberty Media Group (a).........       776,443       888,250
                                                            -----------   -----------
            BUSINESS SERVICES - 5.79%
    15,000  Cendant Corp. (a)............................       274,828       267,187
    32,800  First Data Corp..............................     1,510,295     1,476,000
    60,000  Sensormatic Electronics Corp. (a)............       773,048     1,140,000
                                                            -----------   -----------
                                                              2,558,171     2,883,187
                                                            -----------   -----------
            CHEMICALS - 1.96%
     9,000  Dow Chemical Co..............................     1,090,760       976,500
                                                            -----------   -----------
            COMPUTER-HARDWARE - 4.83%
     9,500  Apple Computer, Inc. (a).....................       553,467     1,088,937
     9,800  Hewlett-Packard Co...........................       519,875     1,318,100
                                                            -----------   -----------
                                                              1,073,342     2,407,037
                                                            -----------   -----------
            COMPUTER-SOFTWARE - 4.12%
    39,500  Affiliated Computer Services, Inc. (a).......     1,467,725     1,244,250
     5,500  Computer Associates International, Inc.......       269,041       353,719
     7,000  Electronic Data Systems Corp.................       464,775       453,250
                                                            -----------   -----------
                                                              2,201,541     2,051,219
                                                            -----------   -----------
            CONSTRUCTION - 1.30%
    22,800  Fluor Corp...................................       934,126       648,375
                                                            -----------   -----------
            CONSUMER GOODS - 1.56%
    15,000  Kimberly-Clark Corp..........................       969,862       775,312
                                                            -----------   -----------
            FINANCIAL SERVICES - 12.82%
    46,125  Citigroup, Inc...............................     1,718,054     2,384,086
    30,000  Fannie Mae...................................     1,586,211     1,590,000
    14,000  Household International, Inc.................       495,155       447,125
    12,000  J.P. Morgan & Co., Inc.......................     1,576,098     1,332,000
     9,000  Morgan Stanley Dean Witter & Co..............       423,176       633,937
                                                            -----------   -----------
                                                              5,798,694     6,387,148
                                                            -----------   -----------
            HEALTH CARE SERVICES - 7.74%
    49,000  Columbia/HCA Healthcare Corp.................     1,057,888       946,312
    70,000  Tenet Healthcare Corp. (a)...................     1,385,122     1,225,000

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
    33,000  United HealthCare Corp.......................   $ 1,835,918   $ 1,687,125
                                                            -----------   -----------
                                                              4,278,928     3,858,437
                                                            -----------   -----------
            INSURANCE - 5.28%
    11,375  American International Group, Inc............     1,111,742     1,005,977
    22,000  CIGNA Corp...................................     1,728,737     1,623,875
                                                            -----------   -----------
                                                              2,840,479     2,629,852
                                                            -----------   -----------
            MACHINERY - 1.93%
    25,000  Dover Corp...................................       980,108       964,063
                                                            -----------   -----------
            MACHINERY-SPECIALTY - 1.93%
    26,500  Parker-Hannifin Corp.........................     1,221,736       960,625
                                                            -----------   -----------
            METALS-MINING AND MISCELLANEOUS - 1.92%
    14,000  Alcoa, Inc...................................       871,938       959,000
                                                            -----------   -----------
            NATURAL GAS TRANSMISSIONS - 2.70%
    32,000  Coastal Corp.................................     1,279,827     1,346,000
                                                            -----------   -----------
            OIL AND GAS FIELD SERVICES - 10.75%
    52,000  Halliburton Co...............................     1,943,027     1,985,750
    28,000  Schlumberger Ltd.............................     1,520,851     2,068,500
    46,000  Tidewater, Inc...............................     1,483,564     1,302,375
                                                            -----------   -----------
                                                              4,947,442     5,356,625
                                                            -----------   -----------
            OIL-OFFSHORE DRILLING - 3.63%
    57,000  Diamond Offshore Drilling, Inc...............     1,838,069     1,809,750
                                                            -----------   -----------
            PAPER - 4.26%
    23,000  Georgia-Pacific Group........................     1,008,225       797,813
    36,000  International Paper Co.......................     1,527,560     1,325,250
                                                            -----------   -----------
                                                              2,535,785     2,123,063
                                                            -----------   -----------
            PUBLISHING - 3.24%
    47,000  Reader's Digest Association, Inc. Class A         1,408,802     1,615,625
                                                            -----------   -----------
            RETAIL-DEPARTMENT STORES - 3.20%
    43,500  Federated Department Stores, Inc. (a)........     1,766,622     1,595,906
                                                            -----------   -----------
            RETAIL-SPECIALTY - 2.22%
    29,000  Tandy Corp. (with rights)....................     1,336,906     1,103,813
                                                            -----------   -----------
            TOBACCO - 0.93%
    23,000  Philip Morris Companies, Inc.................       943,714       461,438
                                                            -----------   -----------
            UTILITIES-ELECTRIC - 2.26%
    24,000  Dynegy, Inc. Class A.........................       711,217     1,125,000
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $49,103,793   $48,991,137
                                                            ===========   ===========

FORTIS STOCK FUNDS
VALUE FUND (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

SHORT-TERM INVESTMENTS - 4.08%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               BANKS - 0.00%
   $   1,158   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 5.70%.........   $     1,158
                                                               -----------
               DIVERSIFIED FINANCE - 2.99%
   1,490,000   Norwest Bank Associates Corp., Master
                 Variable Rate Note, Current rate - 5.67%...     1,490,000
                                                               -----------
               INVESTMENT COMPANY - 0.41%
     201,799   Wells Fargo Cash Investment Money Market
                 Fund, Current rate - 5.69%.................       201,799
                                                               -----------
               U.S. GOVERNMENT AGENCY - 0.68%
     340,000   US Treasury Bill, 5.22% 3-23-2000 (e)........       338,888
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     2,031,845
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $51,135,638)(B)............................   $51,022,982
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $51,164,452 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,428,360
Unrealized depreciation.....................................   (4,569,830)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (141,470)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

                                                                                                    Unrealized
                                                         Market Value                             Appreciation/
                                      Number of          Covered by                               (Depreciation)
Issuer                               Contract(s)         Contract(s)           Expiration           at 2/29/00
------                               -----------         ------------          ----------         --------------
Standard & Poor's 500                     4               $1,372,000           March 2000            $(75,500)

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-71.77%
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                   Cost (b)      Value (c)
   ------                                                  -----------   -----------
           ADVERTISING-PUBLIC RELATIONS-2.48%
   11,000  Interpublic Group of Companies, Inc..........   $   425,739   $   442,062
   6,500   Omnicom Group, Inc...........................       286,997       612,219
                                                           -----------   -----------
                                                               712,736     1,054,281
                                                           -----------   -----------
           AUTOMOBILE MANUFACTURERS-0.54%
   3,000   General Motors Corp..........................       238,152       228,187
                                                           -----------   -----------
           BANKS-3.41%
   7,500   Chase Manhattan Corp.........................       580,566       597,187
   7,500   Marshall & Ilsley Corp.......................       433,200       344,531
   9,000   Northern Trust Corp..........................       451,085       508,500
                                                           -----------   -----------
                                                             1,464,851     1,450,218
                                                           -----------   -----------
           BEVERAGE-1.68%
   4,700   Anheuser-Busch Companies, Inc................       327,501       301,387
   7,000   Seagram Company Ltd..........................       432,425       411,250
                                                           -----------   -----------
                                                               759,926       712,637
                                                           -----------   -----------
           BUSINESS SERVICES-1.28%
   12,500  Automatic Data Processing, Inc...............       585,513       544,531
                                                           -----------   -----------
           COMPUTER-COMMUNICATION EQUIPMENT-3.53%
   19,800  Cabletron Systems, Inc. (a)..................       537,459       970,200
   4,000   Cisco Systems, Inc. (a)......................       387,500       528,750
                                                           -----------   -----------
                                                               924,959     1,498,950
                                                           -----------   -----------
           COMPUTER-HARDWARE-0.81%
   10,000  Compaq Computer Corp.........................       315,821       248,750
     700   Hewlett-Packard Co...........................        89,503        94,150
                                                           -----------   -----------
                                                               405,324       342,900
                                                           -----------   -----------
           COMPUTER-SOFTWARE-3.52%
   6,000   Computer Associates International, Inc.......       434,261       385,875
   8,300   Electronic Data Systems Corp.................       446,516       537,425
   6,400   Microsoft Corp. (a)..........................       637,264       572,000
                                                           -----------   -----------
                                                             1,518,041     1,495,300
                                                           -----------   -----------
           CONSTRUCTION-0.31%
   4,600   Fluor Corp...................................       208,976       130,812
                                                           -----------   -----------
           CONSUMER GOODS-0.95%
   7,700   Colgate-Palmolive Co.........................       422,174       401,844
                                                           -----------   -----------
           COSMETICS AND SUNDRIES-1.15%
   18,000  Avon Products, Inc...........................       580,716       487,125
                                                           -----------   -----------
           DIVERSIFIED COMPANIES-0.68%
   3,300   Minnesota Mining and
             Manufacturing Co...........................       316,182       290,812
                                                           -----------   -----------
           DRUGS-3.91%
   10,000  American Home Products Corp..................       462,631       435,000
   6,500   Bristol-Myers Squibb Co......................       449,260       369,281
   9,000   Pharmacia & Upjohn, Inc......................       356,076       428,625
   5,000   Warner-Lambert Co............................       470,193       427,813
                                                           -----------   -----------
                                                             1,738,160     1,660,719
                                                           -----------   -----------
           ELECTRIC-PRODUCTS-0.60%
   6,000   Molex, Inc. Class A..........................       258,607       254,250
                                                           -----------   -----------
           ELECTRICAL EQUIPMENT-2.46%
   7,900   General Electric Co..........................       654,218     1,044,281
                                                           -----------   -----------

                                                                           Market
   Shares                                                   Cost (b)      Value (c)
   ------                                                  -----------   -----------
           ELECTRONIC-SEMICONDUCTOR-3.25%
   8,300   Texas Instruments, Inc.......................   $   825,835   $ 1,381,950
                                                           -----------   -----------
           FINANCIAL SERVICES-2.79%
   5,700   Citigroup, Inc...............................       284,148       294,619
   3,500   J.P. Morgan & Co., Inc.......................       501,413       388,500
   6,500   Marsh & McLennan Companies, Inc..............       452,462       502,938
                                                           -----------   -----------
                                                             1,238,023     1,186,057
                                                           -----------   -----------
           FOOD-0.66%
   8,500   Sysco Corp...................................       283,904       278,906
                                                           -----------   -----------
           HEALTH CARE SERVICES-1.27%
   28,000  Columbia/HCA Healthcare Corp.................       727,779       540,750
                                                           -----------   -----------
           HOUSEHOLD PRODUCTS-0.41%
   2,000   Procter & Gamble Co..........................       231,066       176,000
                                                           -----------   -----------
           INSURANCE-1.54%
   4,400   American International Group, Inc............       210,122       389,125
   16,800  John Hancock Financial
             Services, Inc. (a).........................       285,600       266,700
                                                           -----------   -----------
                                                               495,722       655,825
                                                           -----------   -----------
           LEISURE TIME-AMUSEMENTS-1.30%
   16,500  Walt Disney Co...............................       482,974       552,750
                                                           -----------   -----------
           MEDIA-0.88%
   6,300   CBS Corp. (a)................................       310,959       375,244
                                                           -----------   -----------
           NATURAL GAS TRANSMISSIONS-2.19%
   13,500  Enron Corp...................................       299,866       931,500
                                                           -----------   -----------
           OIL AND GAS FIELD SERVICES-2.21%
   11,000  Halliburton Co...............................       421,118       420,063
   7,000   Schlumberger Ltd.............................       464,430       517,125
                                                           -----------   -----------
                                                               885,548       937,188
                                                           -----------   -----------
           OIL-CRUDE PETROLEUM AND GAS-2.26%
   9,698   BP Amoco plc ADR.............................       410,231       455,806
   6,700   Exxon Mobil Corp.............................       397,150       504,594
                                                           -----------   -----------
                                                               807,381       960,400
                                                           -----------   -----------
           OIL-OFFSHORE DRILLING-0.32%
   4,500   ENSCO International, Inc.....................       129,344       136,125
                                                           -----------   -----------
           OIL-REFINING-1.17%
   7,000   Atlantic Richfield Co........................       602,049       497,000
                                                           -----------   -----------
           PRECISION INSTRUMENTS-TEST, RESEARCH-1.71%
   7,000   Agilent Technologies, Inc. (a)...............       260,868       725,813
                                                           -----------   -----------
           PUBLISHING-3.61%
   18,000  McGraw-Hill Companies, Inc...................       689,488       915,750
   18,000  Reader's Digest Association, Inc. Class A....       561,540       618,750
                                                           -----------   -----------
                                                             1,251,028     1,534,500
                                                           -----------   -----------
           RETAIL-DISCOUNT STORES-0.63%
   5,500   Wal-Mart Stores, Inc.........................       323,111       267,782
                                                           -----------   -----------
           TELECOMMUNICATION EQUIPMENT-0.80%
   2,000   Motorola, Inc................................       209,844       341,000
                                                           -----------   -----------
           TELECOMMUNICATIONS-5.04%
   6,000   BroadWing, Inc. (a)..........................       223,389       178,125
   6,500   Cable & Wireless plc ADR.....................       263,826       420,063

FORTIS STOCK FUNDS
GROWTH & INCOME FUND (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                           Market
   Shares                                                   Cost (b)      Value (c)
   ------                                                  -----------   -----------
   8,200   Corning, Inc.................................   $   742,105   $ 1,541,600
                                                           -----------   -----------
                                                             1,229,320     2,139,788
                                                           -----------   -----------
           TELEPHONE SERVICES-8.67%
   6,000   Alltel Corp..................................       314,669       348,000
   8,500   AT&T Corp....................................       480,252       420,219
   8,500   Bell Atlantic Corp...........................       572,260       415,969
   11,500  GTE Corp.....................................       587,838       678,500
   30,000  SBC Communications, Inc......................     1,071,048     1,140,000

                                                                           Market
   Shares                                                   Cost (b)      Value (c)
   ------                                                  -----------   -----------
   9,400   US West, Inc.................................   $   372,996   $   682,675
                                                           -----------   -----------
                                                             3,399,063     3,685,363
                                                           -----------   -----------
           UTILITIES-ELECTRIC-3.75%
   28,400  Dynegy, Inc. Class A.........................       900,435     1,331,250
   6,600   Montana Power Co.............................       236,061       259,875
                                                           -----------   -----------
                                                             1,136,496     1,591,125
                                                           -----------   -----------
           TOTAL COMMON STOCKS..........................   $25,918,715   $30,491,913
                                                           ===========   ===========

PREFERRED STOCKS-11.21%
--------------------------------------------------------------------------------

                                                                          Market
   Shares                                                   Cost (b)     Value (c)
   ------                                                  ----------   -----------
           BROADCASTING-1.26%
   6,000   UnitedGlobalCom, Inc., Conv. Ser D 7.00%.....   $ 300,000    $   537,000
                                                           ----------   -----------
           COMPUTER-SOFTWARE-1.93%
   16,000  PSInet Inc., Conv. 7.00% (e).................     800,000        818,000
                                                           ----------   -----------
           TELECOMMUNICATIONS-5.97%
   6,000   Global Crossing, Conv. 7.00% (e).............   1,500,000      1,602,000
   13,500  Mediaone Group, Inc., Conv. 7.00%............     586,406        736,594
   2,400   Verio, Inc., Conv. 6.75% (e).................     120,000        197,100
                                                           ----------   -----------
                                                           2,206,406      2,535,694
                                                           ----------   -----------
           UTILITIES-ELECTRIC-2.05%
   7,500   AES Corp., Conv. Ser A 5.375%................     425,599        870,937
                                                           ----------   -----------
           TOTAL PREFERRED STOCKS.......................   $3,732,005   $ 4,761,631
                                                           ==========   ===========

CORPORATE BONDS-INVESTMENT GRADE-1.76%
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                  Market
    Amount                                                      Rating      Cost (b)    Value (c)
   ---------                                                  -----------   --------   -----------
              MEDIA-1.76%
   $600,000   Tribune Co., 2.00% Conv. (PHONES-America
                Online) 5-15-2029 (g)......................   A-            $942,000   $   748,875
                                                                            --------   -----------

CORPORATE BONDS-NON-INVESTMENT GRADE-10.13%
--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                      Market
    Amount                                                      Rating        Cost (b)      Value (c)
   ---------                                                  -----------   ------------   -----------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-1.84%
   $700,000   Invitrogen Corp., 5.50% Conv. 03-01-2007
                (f)........................................   NR            $    700,000   $   784,000
                                                                            ------------   -----------
              COMPUTER-SOFTWARE-1.55%
    150,000   BEA Systems, Inc., 4.00% Conv. 12-15-2006
                (e)........................................   NR                 150,000       288,375
     35,000   Digital Island, Inc., 6.00% Conv.
                2-15-2005..................................   NR                  35,005        37,450
    150,000   i2 Technologies, Inc., 5.25% Conv. 12-15-2006
                (e)........................................   NR                 150,000       332,250
                                                                            ------------   -----------
                                                                                 335,005       658,075
                                                                            ------------   -----------
              ELECTRONIC-MISCELLANEOUS-3.26%
   1,000,000  Echostar Communications Corp., 4.875% Conv.
                1-1-2007 (e)...............................   NR               1,002,179     1,386,250
                                                                            ------------   -----------
              ELECTRONIC-SEMICONDUCTOR-1.84%
    400,000   Cypress Semiconductor Corp., 6.00% Conv.
                10-1-2002 (e)..............................   B                  400,000       780,500
                                                                            ------------   -----------

--------------------------------------------------------------------------------

                                                               Standard
   Principal                                                   & Poor's                      Market
    Amount                                                      Rating        Cost (b)      Value (c)
   ---------                                                  -----------   ------------   -----------
              HEALTH CARE SERVICES-0.42%
   $300,000   Assisted Living Concepts, Inc., 5.625% Conv.
                5-1-2003 (e)...............................   NR            $    300,000   $   177,375
                                                                            ------------   -----------
              TELEPHONE SERVICES - 1.22%
    350,000   Telefonos de Mexico, S.A., 4.25% Conv.
                6-15-2004..................................   BB+                350,000       518,000
                                                                            ------------   -----------
              TOTAL CORPORATE BONDS - NON-INVESTMENT
                GRADE......................................                    3,087,184     4,304,200
                                                                            ------------   -----------
              TOTAL LONG-TERM INVESTMENTS..................                 $ 33,679,904   $40,306,619
                                                                            ============   ===========

SHORT-TERM INVESTMENTS - 6.39%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               BANKS - 0.00%
   $   1,028   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.70%........   $     1,028
                                                               -----------
               DIVERSIFIED FINANCE - 4.29%
   1,823,000   Norwest Bank Associates Corp., Master
                 Variable Rate Note, Current
                 rate -- 5.67%..............................     1,823,000
                                                               -----------
               INVESTMENT COMPANY - 0.92%
     390,565   Wells Fargo Cash Investment Money Market
                 Fund, Current rate -- 5.69%................       390,565
                                                               -----------
               U.S. GOVERNMENT AGENCY - 1.18%
     500,000   Federal National Mortgage Association 5.75%
                 3-10-2000..................................       499,215
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     2,713,808
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $36,393,712)(B)............................   $43,020,427
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $36,393,712 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,718,524
Unrealized depreciation.....................................   (2,091,809)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 6,626,715
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.26% of total net assets as of February 29, 2000.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
1998                  300,000    Assisted Living Concepts, Inc. due 2003 - 144A          $  300,000
1999                  150,000    BEA Systems, Inc. due 2006 - 144A                          150,000
1997                  400,000    Cypress Semiconductor Corp. due 2002 - 144A                400,000
1999                1,000,000    Echostar Communications Corp. due 2007 - 144A            1,002,179
1999                    6,000    Global Crossing , Conv. - 144A                           1,500,000
1999                  150,000    i2 Technologies, Inc. due 2006 - 144A                      150,000
2000                   16,000    PSInet, Inc., Conv. - 144A                                 800,000
1999                    2,400    Verio, Inc., Conv. - 144A                                  120,000

       The aggregate value of these securities at February 29, 2000, was $5,581,850, which represents 13.14% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of this security at February 29, 2000, was $784,000, which represents 1.85% of total net assets.
 (g) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-97.81%
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             ADVERTISING-PUBLIC RELATIONS-0.95%
    183,000  Interpublic Group of Companies, Inc.            $  4,143,218   $  7,354,312
                                                             ------------   ------------
             AUTOMOBILE MANUFACTURERS-0.49%
     50,000  General Motors Corp..........................      3,969,200      3,803,125
                                                             ------------   ------------
             BANKS-0.92%
     90,000  Chase Manhattan Corp.........................      6,740,246      7,166,250
                                                             ------------   ------------
             BEVERAGE-0.76%
    100,000  Seagram Company Ltd..........................      6,177,434      5,875,000
                                                             ------------   ------------
             BIOMEDICS, GENETICS RESEARCH AND
             DEVELOPMENT-4.15%
    160,000  Amgen, Inc. (with rights) (a)................      7,073,905     10,910,000
     80,000  Genentech, Inc. (a)..........................      7,288,764     15,430,000
     30,000  Immunex Corp. (a)............................      3,777,615      5,923,125
                                                             ------------   ------------
                                                               18,140,284     32,263,125
                                                             ------------   ------------
             BROADCASTING-5.13%
    180,000  AMFM, Inc. (a)...............................      9,565,152     11,047,500
    230,000  AT&T Corp. -- LIBERTY MEDIA GROUP (A)              7,998,838     12,017,500
     80,000  Grupo Televisa S.A. GDR (a)..................      5,400,407      6,145,000
    228,000  USA Networks, Inc. (a).......................      4,754,503      5,115,750
    100,000  Viacom, Inc. Class B (a).....................      3,411,951      5,575,000
                                                             ------------   ------------
                                                               31,130,851     39,900,750
                                                             ------------   ------------
             BUSINESS SERVICES-3.68%
     20,000  Ariba, Inc. (a)..............................      3,846,948      5,290,000
    120,000  Automatic Data Processing, Inc...............      5,541,201      5,227,500
     39,000  CMGI, Inc. (a)...............................      3,191,595      5,052,937
     18,000  Commerce One, Inc. (a).......................      3,736,787      3,759,750
     83,000  Equant N.V. NY Shares (a)....................      7,545,447      9,275,250
                                                             ------------   ------------
                                                               23,861,978     28,605,437
                                                             ------------   ------------
             COMPUTER-COMMUNICATION EQUIPMENT-5.32%
     32,000  Broadcom Corp. Class A (a)...................      5,529,200      6,316,000
    507,600  Cabletron Systems, Inc. (a)..................      8,945,786     24,872,400
     77,000  Cisco Systems, Inc. (a)......................      3,294,353     10,178,437
                                                             ------------   ------------
                                                               17,769,339     41,366,837
                                                             ------------   ------------
             COMPUTER-HARDWARE-2.34%
    210,400  Compaq Computer Corp.........................      6,444,651      5,233,700
     30,000  Hewlett-Packard Co...........................      3,835,851      4,035,000
     94,000  Sun Microsystems, Inc. (a)...................      3,701,006      8,953,500
                                                             ------------   ------------
                                                               13,981,508     18,222,200
                                                             ------------   ------------
             COMPUTER-SOFTWARE-8.65%
     40,000  BEA Systems, Inc. (a)........................      4,052,470      5,062,500
    182,000  Computer Associates International, Inc.......     11,663,587     11,704,875
     79,800  Electronic Data Systems Corp.................      5,508,906      5,167,050
     89,800  i2 Technologies, Inc. (a)....................      5,680,577     14,682,300
     90,000  Intuit, Inc. (a).............................      5,822,633      4,725,000
    110,000  Legato Systems, Inc. (a).....................      4,803,909      3,918,750
     85,200  Microsoft Corp. (a)..........................      6,897,745      7,614,750
     70,000  Peregrine Systems, Inc. (a)..................      2,585,226      3,823,750
     76,000  Siebel Systems, Inc. (a).....................      4,547,464     10,540,250
                                                             ------------   ------------
                                                               51,562,517     67,239,225
                                                             ------------   ------------
             CONSUMER GOODS-1.17%
    175,000  Colgate-Palmolive Co.........................      9,185,149      9,132,812
                                                             ------------   ------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             DIVERSIFIED COMPANIES-0.28%
     25,000  Minnesota Mining and Manufacturing Co........   $  2,346,382   $  2,203,125
                                                             ------------   ------------
             DRUGS-2.75%
    133,000  American Home Products Corp..................      6,118,820      5,785,500
     54,000  Bristol-Myers Squibb Co......................      3,729,866      3,067,875
     80,000  Chiron Corp. (a).............................      4,011,984      4,000,000
    100,000  Warner-Lambert Co............................      9,403,850      8,556,250
                                                             ------------   ------------
                                                               23,264,520     21,409,625
                                                             ------------   ------------
             ELECTRIC-PRODUCTS-0.44%
     80,000  Molex, Inc. Class A..........................      3,448,096      3,390,000
                                                             ------------   ------------
             ELECTRICAL EQUIPMENT-2.11%
    124,000  General Electric Co..........................     13,232,002     16,391,250
                                                             ------------   ------------
             ELECTRICAL-COMPONENTS AND PARTS-0.61%
     30,000  Analog Devices, Inc. (a).....................      2,038,464      4,710,000
                                                             ------------   ------------
             ELECTRONIC-COMMUNICATION SECURITY-0.59%
     18,000  VeriSign, Inc. (a)...........................      3,813,932      4,554,000
                                                             ------------   ------------
             ELECTRONIC-SEMICONDUCTOR-9.01%
     35,000  Intel Corp...................................      3,829,668      3,955,000
     78,600  JDS Uniphase Corp. (a).......................      4,315,200     20,730,750
     70,000  LSI Logic Corp. (a)..........................      3,698,380      4,484,375
     99,000  National Semiconductor Corp. (a).............      5,475,235      7,437,375
    135,000  Texas Instruments, Inc.......................      9,719,275     22,477,500
    137,000  Xilinx, Inc. (a).............................      6,214,015     10,925,750
                                                             ------------   ------------
                                                               33,251,773     70,010,750
                                                             ------------   ------------
             FINANCIAL SERVICES-2.46%
     34,000  American Express Co..........................      4,442,777      4,562,375
     85,400  Citigroup, Inc...............................      4,257,241      4,414,112
     40,000  Marsh & McLennan Companies, Inc.                   3,077,026      3,095,000
    100,000  Morgan Stanley Dean Witter & Co..............      6,607,870      7,043,750
                                                             ------------   ------------
                                                               18,384,914     19,115,237
                                                             ------------   ------------
             FOOD-0.36%
     85,000  Sysco Corp...................................      3,019,719      2,789,062
                                                             ------------   ------------
             HEALTH CARE SERVICES-1.09%
    440,000  Columbia/HCA Healthcare Corp.................     11,807,898      8,497,500
                                                             ------------   ------------
             HOUSEHOLD PRODUCTS-0.34%
     30,000  Procter & Gamble Co..........................      3,465,996      2,640,000
                                                             ------------   ------------
             INSURANCE-0.49%
     43,000  American International Group, Inc............      3,089,584      3,802,812
                                                             ------------   ------------
             LEISURE TIME-AMUSEMENTS-1.40%
    325,600  Walt Disney Co...............................      9,792,541     10,907,600
                                                             ------------   ------------
             MEDIA-1.85%
    196,400  CBS Corp. (a)................................      8,557,348     11,698,075
     40,000  Clear Channel Communications, Inc. (a).......      3,184,796      2,665,000
                                                             ------------   ------------
                                                               11,742,144     14,363,075
                                                             ------------   ------------
             MEDICAL TECHNOLOGY-3.09%
    148,000  Medtronic, Inc. (with rights)................      3,812,641      7,168,750
    160,000  PE Corp-PE Biosystems Group..................      3,627,532     16,880,000
                                                             ------------   ------------
                                                                7,440,173     24,048,750
                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
             NATURAL GAS TRANSMISSIONS-2.30%
    259,400  Enron Corp...................................   $  7,455,617   $ 17,898,600
                                                             ------------   ------------
             OIL AND GAS FIELD SERVICES-1.36%
     75,000  BJ Services Co. (a)..........................      3,711,277      4,279,688
     85,000  Schlumberger Ltd.............................      5,639,512      6,279,375
                                                             ------------   ------------
                                                                9,350,789     10,559,063
                                                             ------------   ------------
             OIL-CRUDE PETROLEUM AND GAS-1.14%
     68,000  Exxon Mobil Corp.............................      4,874,779      5,121,250
     78,800  Texaco, Inc..................................      5,022,491      3,738,075
                                                             ------------   ------------
                                                                9,897,270      8,859,325
                                                             ------------   ------------
             OIL-OFFSHORE DRILLING-0.21%
     55,000  ENSCO International, Inc.....................      1,580,765      1,663,750
                                                             ------------   ------------
             OIL-REFINING-0.64%
     70,000  Atlantic Richfield Co........................      6,020,490      4,970,000
                                                             ------------   ------------
             PRECISION INSTRUMENTS-TEST, RESEARCH-1.30%
     97,600  Agilent Technologies, Inc. (a)...............      3,792,786     10,119,900
                                                             ------------   ------------
             PUBLISHING-1.15%
    260,000  Reader's Digest Association, Inc. Class A....      8,075,549      8,937,500
                                                             ------------   ------------
             RETAIL-DEPARTMENT STORES-0.61%
     63,000  Kohl's Corp. (a).............................        617,041      4,776,188
                                                             ------------   ------------
             RETAIL-DISCOUNT STORES-1.16%
    186,000  Wal-Mart Stores, Inc.........................      6,196,080      9,055,875
                                                             ------------   ------------
             RETAIL-GROCERY-0.91%
    182,500  Safeway, Inc. (a)............................      6,992,141      7,037,656
                                                             ------------   ------------
             RETAIL-SPECIALTY-0.14%
     75,000  BUY.COM, Inc. (a)............................      1,279,220      1,050,000
                                                             ------------   ------------
             TELECOMMUNICATION EQUIPMENT-10.45%
    180,000  CIENA Corp. (a)..............................     12,561,660     28,766,250
     45,000  General Motors Corp. Class H.................      3,217,950      5,422,500
    107,500  Motorola, Inc................................      9,130,807     18,328,750

                                                                               Market
    Shares                                                     Cost (b)      Value (c)
   --------                                                  ------------   ------------
     67,000  Nextel Communications, Inc. (a)..............   $  3,983,610   $  9,132,938
     17,000  Nokia Corp. ADR..............................      1,509,783      3,371,313
     45,000  Nortel Networks Corp.........................      2,470,884      5,017,500
     40,000  QUALCOMM, Inc. (a)...........................      3,859,441      5,697,500
     40,000  RF Micro Devices, Inc. (a)...................      4,075,560      5,532,500
                                                             ------------   ------------
                                                               40,809,695     81,269,251
                                                             ------------   ------------
             TELECOMMUNICATIONS-8.25%
    225,000  BroadWing, Inc. (a)..........................      6,401,123      6,679,688
     90,000  Cable & Wireless plc ADR.....................      3,649,440      5,816,250
     66,000  Corning, Inc.................................      6,882,380     12,408,000
     75,000  FLAG Telecom Holdings Ltd. (a)...............      1,800,000      2,146,875
    210,000  Global Crossing Ltd. (a).....................      4,274,277      9,791,250
     10,000  IMPSAT Fiber Networks, Inc. (a)..............        170,000        366,875
     29,000  Level 3 Communications, Inc. (a).............      1,909,011      3,302,375
     42,000  SAVVIS Communications Corp. (a)..............      1,008,000        840,000
     85,300  Sonera Oyj Corp. ADR (a).....................      2,269,837      6,696,050
    162,000  Vodafone AirTouch plc ADR....................      5,347,690      9,345,375
     51,000  VoiceStream Wireless Corp. (a)...............      2,775,122      6,786,188
                                                             ------------   ------------
                                                               36,486,880     64,178,926
                                                             ------------   ------------
             TELEPHONE SERVICES-4.14%
     56,000  Alltel Corp..................................      3,654,350      3,248,000
    151,000  AT&T Corp....................................      8,328,727      7,465,063
    130,400  Bell Atlantic Corp...........................      8,263,249      6,381,450
     17,000  NEXTLINK Communications, Inc. (a)                  1,736,904      1,873,188
     65,800  SBC Communications, Inc......................      3,764,539      2,500,400
     40,000  Telefonica S.A. ADR..........................      3,621,624      3,467,500
    110,000  Telefonos de Mexico S.A. ADR Class L               7,143,758      7,232,500
                                                             ------------   ------------
                                                               36,513,151     32,168,101
                                                             ------------   ------------
             TOYS-0.20%
    160,000  Mattel, Inc..................................      1,966,432      1,540,000
                                                             ------------   ------------
             UTILITIES-ELECTRIC-3.42%
    174,000  AES Corp. (a)................................      8,781,160     14,583,375
    256,600  Dynegy, Inc. Class A.........................      8,449,188     12,028,125
                                                             ------------   ------------
                                                               17,230,348     26,611,500
                                                             ------------   ------------
             TOTAL COMMON STOCKS..........................   $531,064,116   $760,457,494
                                                             ============   ============

SHORT-TERM INVESTMENTS-1.88%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                BANKS-0.01%
   $   16,975   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.70%........   $     16,975
                                                                ------------
                DIVERSIFIED FINANCE-0.38%
    2,967,000   Norwest Bank Associates Corp., Master
                  Variable Rate Note, Current
                  rate -- 5.67%..............................      2,967,000
                                                                ------------
                INVESTMENT COMPANY-1.49%
   11,581,459   Wells Fargo Cash Investment Money Market
                  Fund, Current rate -- 5.69%................     11,581,458
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     14,565,433
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $545,629,549)(B)...........................   $775,022,927
                                                                ============

 (a) Presently not paying dividend income.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $545,817,471 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $251,007,463
Unrealized depreciation.....................................   (21,802,007)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $229,205,456
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.26% of total net assets as of February 29, 2000.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-95.53%
--------------------------------------------------------------------------------

                                                                               Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                  ------------   --------------
            ADVERTISING-PUBLIC RELATIONS - 2.89%
   173,200  Cox Radio, Inc. (a)..........................   $  7,465,516   $   13,856,000
   110,000  TMP Worldwide, Inc. (a)......................      8,302,562       14,953,125
   357,500  Young & Rubicam, Inc.........................     10,261,412       18,053,750
                                                            ------------   --------------
                                                              26,029,490       46,862,875
                                                            ------------   --------------
            AIR FREIGHT-0.40%
    43,300  Atlas Air, Inc. (a)..........................      1,400,501        1,047,319
   165,000  Biomet, Inc..................................      6,391,125        5,445,000
                                                            ------------   --------------
                                                               7,791,626        6,492,319
                                                            ------------   --------------
            BANKS-1.32%
   110,000  Silicon Valley Bancshares (a)................      7,060,273        8,717,500
   239,200  Zions Bancorporation.........................     13,433,266       12,692,550
                                                            ------------   --------------
                                                              20,493,539       21,410,050
                                                            ------------   --------------
            BIOMEDICS, GENETICS RESEARCH AND
            DEVELOPMENT-2.20%
    55,000  Affymetrix, Inc. (a).........................      5,789,094       15,929,375
     2,800  Diversa Corp. (a)............................         67,200          373,800
    55,000  Incyte Pharmaceuticals, Inc. (a).............      6,978,471       15,155,937
    33,600  Sequenom, Inc. (a)...........................      2,224,537        4,200,000
                                                            ------------   --------------
                                                              15,059,302       35,659,112
                                                            ------------   --------------
            BROADCASTING-4.38%
   114,100  Cumulus Media, Inc. Class A (a)..............      5,639,707        3,408,737
   228,400  Emmis Communications Corp. Class A (a).......      8,834,176        8,336,600
   137,500  Hispanic Broadcasting Corp. (a)..............      7,898,228       12,847,656
    55,000  Pegasus Communications Corp. (a)                   6,785,625        6,820,000
   137,500  UnitedGlobalCom, Inc. (a)....................      7,946,073       14,368,750
   247,500  Univision Communications, Inc.
              Class A (a)................................      7,646,221       25,214,062
                                                            ------------   --------------
                                                              44,750,030       70,995,805
                                                            ------------   --------------
            BUSINESS SERVICES-3.52%
    12,100  Caliper Technologies Corp. (a)...............      1,183,703        2,151,531
   165,000  Healtheon/WebMD Corp. (a)....................      8,226,973        9,126,562
   110,000  Netro Corp. (a)..............................      4,547,470        4,688,750
    27,500  Official Payments Corp. (a)..................        412,500          986,562
    82,500  Redback Networks, Inc. (a)...................     11,849,130       24,626,250
   110,000  Verio, Inc. (a)..............................      5,832,233        8,256,875
    27,500  VIA NET.WORKS, Inc. (a)......................        577,500        1,815,000
    41,300  Vicinity Corp. (a)...........................      1,348,350        1,672,650
    55,000  Visual Networks, Inc. (a)....................      4,042,500        3,616,250
                                                            ------------   --------------
                                                              38,020,359       56,940,430
                                                            ------------   --------------
            COMPUTER-COMMUNICATION EQUIPMENT-0.54%
    55,000  Entrust Technologies, Inc. (a)...............      3,944,446        4,853,750
    82,500  StarMedia Network, Inc. (a)..................      3,657,068        3,877,500
                                                            ------------   --------------
                                                               7,601,514        8,731,250
                                                            ------------   --------------
            COMPUTER-SOFTWARE-24.74%
    52,100  AppNet, Inc. (a).............................      2,605,000        2,337,987
   261,200  BEA Systems, Inc. (a)........................      3,074,191       33,058,125
   165,000  Check Point Software Technologies
              Ltd. (a)...................................      4,420,435       33,649,687
   137,500  Comverse Technology, Inc. (a)................      6,579,572       27,070,312
    11,000  Data Return Corp. (a)........................        455,488          705,375

                                                                               Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                  ------------   --------------
    55,000  DoubleClick, Inc. (a)........................   $  4,869,392   $    4,884,687
    55,000  Extreme Networks, Inc. (a)...................      5,090,233        6,118,750
   123,700  i2 Technologies, Inc. (a)....................      4,270,161       20,224,950
    55,000  Inktomi Corp. (a)............................      3,586,517        7,541,875
   312,500  Intertrust Technologies Corp. (a)............      9,168,964       26,542,969
    55,000  IONA Technologies plc ADR (a)................      3,848,444        4,661,250
   110,000  ISS Group, Inc. (a)..........................      2,963,832       11,550,000
    28,000  Keynote Systems, Inc. (a)....................      2,940,000        4,585,000
   108,700  Mediaplex, Inc. (a)..........................      6,340,134        9,076,450
   330,000  Mercury Interactive Corp. (a)................      5,885,257       31,803,750
   165,000  Open Market, Inc. (a)........................      5,893,418        8,270,625
   608,000  Peregrine Systems, Inc. (a)..................     12,646,364       33,212,000
   286,000  Portal Software, Inc. (a)....................      9,090,144       21,485,750
   118,100  SciQuest.com, Inc. (a).......................      4,562,218        8,842,737
   220,000  Siebel Systems, Inc. (a).....................      5,393,930       30,511,250
   151,200  TSI International Software Ltd. (a)..........      9,228,159       12,823,650
   192,750  USinternetworking, Inc. (a)..................      7,700,029       12,866,062
    55,000  VERITAS Software Corp. (a)...................      7,561,848       10,883,125
   103,500  Vitria Technology, Inc. (a)..................     15,797,250       19,522,688
    60,100  webMethods, Inc. (a).........................     11,334,265       18,514,556
                                                            ------------   --------------
                                                             155,305,245      400,743,610
                                                            ------------   --------------
            DRUGS-5.86%
   374,200  Biovail Corp. International (a)..............      9,781,493       24,697,200
   275,000  Jones Pharma, Inc............................      9,299,415       19,731,250
    86,650  King Pharmaceuticals, Inc. (a)...............      2,733,977        4,132,122
   137,500  MedImmune, Inc. (a)..........................      5,943,438       27,293,750
   144,800  QLT PhotoTherapeutics, Inc. (a)..............      4,398,181       10,335,100
   220,000  Watson Pharmaceuticals, Inc. (a).............      8,996,194        8,800,000
                                                            ------------   --------------
                                                              41,152,698       94,989,422
                                                            ------------   --------------
            ELECTRICAL-COMPONENTS AND PARTS-3.47%
   165,000  Analog Devices, Inc. (a).....................      7,365,825       25,905,000
   330,000  Celestica, Inc. (a)..........................      6,722,418       15,241,875
   247,600  Flextronics International Ltd. (a)...........      8,379,713       15,072,650
                                                            ------------   --------------
                                                              22,467,956       56,219,525
                                                            ------------   --------------
            ELECTRONIC-COMMUNICATION SECURITY-2.32%
   148,700  VeriSign, Inc. (a)...........................      8,809,135       37,621,100
                                                            ------------   --------------
            ELECTRONIC-COMPONENTS-1.54%
   275,000  Methode Electronics, Inc.....................      8,641,370       15,984,375
    55,000  QLogic Corp. (a).............................      5,559,076        8,610,938
     7,400  ST Assembly Test Services Ltd. ADR (a).......        155,400          355,200
                                                            ------------   --------------
                                                              14,355,846       24,950,513
                                                            ------------   --------------
            ELECTRONIC-CONTROLS AND EQUIPMENT-1.54%
    74,300  Credence Systems Corp. (a)...................      7,018,255        9,900,475
   110,000  Harmonic, Inc. (a)...........................      7,817,323       15,063,125
                                                            ------------   --------------
                                                              14,835,578       24,963,600
                                                            ------------   --------------
            ELECTRONIC-SEMICONDUCTOR-11.01%
    55,000  Alpha Industries, Inc. (a)...................      6,150,205        7,985,313
   121,000  Applied Micro Circuits Corp. (a).............      4,038,756       33,282,563
   200,800  Atmel Corp. (a)..............................      2,945,174        9,939,600
   307,600  Dallas Semiconductor Corp....................     10,058,290       12,419,350
   173,300  EMCORE Corp. (a).............................     23,836,411       22,529,000

--------------------------------------------------------------------------------

                                                                               Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                  ------------   --------------
    19,300  Intersil Holding Corp. (a)...................   $    482,500   $    1,145,938
    58,000  KEMET Corp. (a)..............................      2,844,587        3,563,375
   440,000  LSI Logic Corp. (a)..........................      8,123,251       28,187,500
   112,850  SDL, Inc. (a)................................      6,508,716       46,268,500
   302,500  Vishay Intertechnology, Inc. (a).............      5,206,314       13,007,500
                                                            ------------   --------------
                                                              70,194,204      178,328,639
                                                            ------------   --------------
            FINANCIAL SERVICES-1.18%
   165,000  Ambac Financial Group, Inc...................      9,566,831        7,249,688
   302,500  AmeriCredit Corp. (a)........................      4,749,658        4,197,188
   385,000  Concord EFS, Inc. (a)........................      9,031,307        7,531,563
     4,400  Franklin Resources, Inc......................         62,333          119,625
                                                            ------------   --------------
                                                              23,410,129       19,098,064
                                                            ------------   --------------
            FOOD-0.14%
   137,500  International Home Foods, Inc. (a)...........      2,129,606        2,328,906
                                                            ------------   --------------
            FREIGHT CARRIERS-0.77%
   330,000  Expeditors International of Washington,
              Inc........................................     10,336,303       12,457,500
                                                            ------------   --------------
            HOTEL AND GAMING-0.77%
   220,000  MGM Grand, Inc...............................      5,672,711        4,372,500
   715,000  Park Place Entertainment Corp. (a)...........      8,132,204        8,088,438
                                                            ------------   --------------
                                                              13,804,915       12,460,938
                                                            ------------   --------------
            LEISURE TIME-AMUSEMENTS-0.03%
    16,500  Hotel Reservations Network, Inc.
              Class A (a)................................        264,000          429,000
                                                            ------------   --------------
            MEDIA-1.72%
   481,250  Infinity Broadcasting Corp. Class A (a)......      8,726,707       15,369,922
   122,700  Liberate Technologies, Inc. (a)..............      9,381,164       12,500,063
                                                            ------------   --------------
                                                              18,107,871       27,869,985
                                                            ------------   --------------
            MEDICAL SUPPLIES-1.09%
    13,800  Abgenix, Inc. (a)............................      2,898,000        4,445,325
   110,000  ALZA Corp. (a)...............................      3,483,381        4,035,625
   185,000  Mallinckrodt Group, Inc......................      5,780,372        4,555,625
   165,000  Sybron International Corp. (a)...............      3,898,265        4,620,000
                                                            ------------   --------------
                                                              16,060,018       17,656,575
                                                            ------------   --------------
            MEDICAL TECHNOLOGY-2.15%
   330,000  PE Corp-PE Biosystems Group..................     10,286,692       34,815,000
                                                            ------------   --------------
            METALS-FABRICATING-1.93%
   318,800  Waters Corp. (a).............................      9,635,399       31,262,325
                                                            ------------   --------------

                                                                               Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                  ------------   --------------
            OIL AND GAS FIELD SERVICES-1.93%
   330,000  BJ Services Co. (a)..........................   $ 12,767,678   $   18,830,625
   275,000  Weatherford International, Inc. (a)..........      9,911,155       12,375,000
                                                            ------------   --------------
                                                              22,678,833       31,205,625
                                                            ------------   --------------
            OIL-OFFSHORE DRILLING-3.49%
   385,000  ENSCO International, Inc.....................      8,608,313       11,646,250
   220,000  Marine Drilling Companies, Inc. (a)..........      4,799,513        5,018,750
   495,000  Nabors Industries, Inc. (a)..................     12,277,892       17,758,125
   440,000  Noble Drilling Corp. (a).....................     10,929,580       15,840,000
   220,000  Santa Fe International Corp..................      5,669,333        6,311,250
                                                            ------------   --------------
                                                              42,284,631       56,574,375
                                                            ------------   --------------
            PRECISION INSTRUMENTS-TEST, RESEARCH-1.22%
   440,000  National Instruments Corp. (a)...............      8,531,228       19,758,750
                                                            ------------   --------------
            PRINTING-0.61%
   165,000  Electronics for Imaging, Inc. (a)............      6,610,949        9,796,875
                                                            ------------   --------------
            RETAIL-DEPARTMENT STORES-0.13%
    27,300  Kohl's Corp. (a).............................        220,458        2,069,681
                                                            ------------   --------------
            RETAIL-SPECIALTY-0.05%
    26,800  Bed Bath & Beyond, Inc. (a)..................      1,033,853          760,450
                                                            ------------   --------------
            TELECOMMUNICATION EQUIPMENT-6.32%
   330,000  Advanced Fibre Communications, Inc. (a)......     10,087,586       22,481,250
   275,000  CIENA Corp. (a)..............................     11,402,383       43,948,438
   110,000  Digital Lightwave, Inc. (a)..................      7,649,301        9,157,500
   110,000  Nextel Communications, Inc. (a)..............      4,343,625       14,994,375
    82,500  QUALCOMM, Inc. (a)...........................      3,274,035       11,751,094
                                                            ------------   --------------
                                                              36,756,930      102,332,657
                                                            ------------   --------------
            TELECOMMUNICATIONS-3.90%
   468,600  Amdocs Ltd. (a)..............................     10,999,394       34,764,263
   222,700  Aspect Communications Corp...................     10,271,471       14,350,231
   166,800  Inet Technologies, Inc. (a)..................      6,994,608        7,234,950
   113,000  Triton PCS Holdings, Inc. (a)................      4,632,234        6,780,000
                                                            ------------   --------------
                                                              32,897,707       63,129,444
                                                            ------------   --------------
            TELEPHONE SERVICES-0.51%
    82,500  Rural Cellular Corp. (a).....................      5,104,688        4,558,125
    63,500  WatchGuard Technologies, Inc. (a)............      3,436,938        3,746,500
                                                            ------------   --------------
                                                               8,541,626        8,304,625
                                                            ------------   --------------
            UTILITIES-ELECTRIC-1.86%
   330,000  Calpine Corp. (a)............................     12,449,151       30,195,000
                                                            ------------   --------------
            TOTAL COMMON STOCKS..........................   $762,906,821   $1,547,414,025
                                                            ============   ==============

FORTIS STOCK FUNDS
GROWTH FUND, INC. (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

SHORT-TERM INVESTMENTS-3.79%
--------------------------------------------------------------------------------

 Principal                                                       Market
  Amount                                                       Value (c)
-----------                                                  --------------
             BANKS-0.00%
$   32,512   U.S. Bank N.A. Money Market Variable Rate
               Time Deposit, Current rate -- 5.70%........   $       32,512
                                                             --------------
             DIVERSIFIED FINANCE-1.50%
24,212,000   Norwest Bank Associates Corp., Master
               Variable Rate Note, Current
               rate -- 5.67%..............................       24,212,000
                                                             --------------
             INVESTMENT COMPANY-2.29%
37,108,704   Wells Fargo Cash Investment Money Market
               Fund, Current rate -- 5.69%................       37,108,704
                                                             --------------
             TOTAL SHORT-TERM INVESTMENTS.................       61,353,216
                                                             --------------
             TOTAL INVESTMENTS IN SECURITIES (COST:
               $824,260,037) (b)..........................   $1,608,767,241
                                                             ==============

 (a) Presently not paying dividend income.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $825,421,923 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $800,141,810
Unrealized depreciation.....................................   (16,796,492)
--------------------------------------------------------------------------
Net unrealized appreciation                                   $783,345,318
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.49% of total net assets as of February 29, 2000.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-97.94%
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             ADVERTISING-PUBLIC RELATIONS - 0.14%
     62,500  Interep National Radio Sales, Inc.
               Class A (a)................................   $       760,703   $       625,000
                                                             ---------------   ---------------
             AEROSPACE AND EQUIPMENT - 0.35%
     40,000  Titan Corp. (a)..............................         1,595,316         1,500,000
                                                             ---------------   ---------------
             AIR FREIGHT - 0.32%
     60,750  Forward Air Corp. (a)........................           868,783         1,397,250
                                                             ---------------   ---------------
             APPAREL - 0.50%
     42,700  Kenneth Cole Productions, Inc.
               Class A (a)................................         1,133,627         2,177,700
                                                             ---------------   ---------------
             BANKS - 1.32%
     72,200  Silicon Valley Bancshares (a)................         3,040,215         5,721,850
                                                             ---------------   ---------------
             BIOMEDICS, GENETICS RESEARCH AND
             DEVELOPMENT - 5.12%
    130,000  Bio-Technology General Corp. (a).............         2,032,966         2,498,437
    150,000  Cell Genesys, Inc. (a).......................         2,079,375         5,831,250
     75,000  Genzyme Transgenics Corp. (a)                         1,651,250         3,337,500
     45,000  Invitrogen Corp. (a).........................         1,691,860         3,802,500
     20,300  Protein Design Labs, Inc. (a)................           935,573         5,078,806
     13,000  Sequenom, Inc. (a)...........................           731,000         1,625,000
                                                             ---------------   ---------------
                                                                   9,122,024        22,173,493
                                                             ---------------   ---------------
             BROADCASTING - 1.77%
     84,000  Citadel Communications Corp. (a).............         3,702,971         2,845,500
     60,000  Emmis Communications Corp. Class A (a).......         1,869,510         2,190,000
     40,250  Radio One, Inc. (a)..........................         1,428,651         2,646,437
                                                             ---------------   ---------------
                                                                   7,001,132         7,681,937
                                                             ---------------   ---------------
             BROKERAGE AND INVESTMENT - 0.58%
     61,000  Eaton Vance Corp.............................         2,053,186         2,527,687
                                                             ---------------   ---------------
             BUILDING MATERIALS - 0.12%
     77,000  Dal-Tile International, Inc. (a).............           883,442           539,000
                                                             ---------------   ---------------
             BUSINESS SERVICES - 11.89%
     31,000  C-bridge Internet Solutions, Inc. (a)........         1,048,876         1,631,375
     18,000  Caliper Technologies Corp. (a)                        1,156,795         3,200,625
    115,000  CCC Information Services Group, Inc. (a).....         2,472,713         2,659,375
     37,000  Cognizant Technology Solutions Corp. (a).....         1,302,969         4,037,625
     50,000  Delano Technology Corp. (a)..................         2,364,874         2,390,625
     44,999  Diamond Technology Partners, Inc. (a)........         1,151,491         3,076,807
     32,500  EBENX, Inc. (a)..............................         1,209,793         1,824,062
     62,500  El Sitio, Inc. (a)...........................         1,414,062         1,414,062
     11,250  Lante Corporation (a)........................           225,000           897,187
     34,000  Micrel, Inc. (a).............................         1,171,375         3,918,500
     18,000  net.Genesis Corp. (a)........................           324,000         1,022,625
    200,000  Netplex Group, Inc. (a)......................         1,590,630         2,650,000
     55,000  Netro Corp. (a)..............................         2,163,817         2,344,375
     24,850  OnDisplay, Inc. (a)..........................         1,556,660         2,236,500

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
     65,000  Optimal Robotics Corp. (a)...................   $     2,328,387   $     2,396,875
     21,800  Preview Systems, Inc. (a)....................           908,050         1,155,400
     69,000  Proxicom, Inc. (a)...........................         2,281,937         2,889,375
     40,000  Reckson Service Industries, Inc. (a).........         1,735,376         2,152,500
     50,000  SkillSoft Corp. (a)..........................           763,404           890,625
     57,000  Student Advantage, Inc. (a)..................           823,562           883,500
     25,000  Tanning Technology Corp. (a).................         1,251,962         1,078,125
     35,000  Tumbleweed Communications Corp. (a)..........         2,693,222         2,660,000
     55,000  Visual Networks, Inc. (a)....................         3,251,092         3,616,250
     13,950  Witness Systems, Inc. (a)....................           279,000           512,662
                                                             ---------------   ---------------
                                                                  35,469,047        51,539,055
                                                             ---------------   ---------------
             CHEMICALS-SPECIALTY - 0.33%
    177,000  U.S. Plastic Lumber Co. (a)..................         1,802,851         1,416,000
                                                             ---------------   ---------------
             COMPUTER-COMMUNICATION EQUIPMENT - 1.09%
     29,500  Newport Corp.................................         1,658,273         4,720,000
                                                             ---------------   ---------------
             COMPUTER-HARDWARE - 2.64%
     48,000  Advanced Digital Information Corp. (a).......           997,495         4,350,000
     68,000  Mercury Computer Systems, Inc. (a)...........         1,001,876         3,276,750
     67,000  SmartDisk Corp. (a)..........................         2,433,045         3,810,625
                                                             ---------------   ---------------
                                                                   4,432,416        11,437,375
                                                             ---------------   ---------------
             COMPUTER-SOFTWARE - 22.47%
     21,000  Active Software, Inc. (a)....................           524,951         2,205,000
     56,000  Actuate Corp. (a)............................         1,623,572         3,493,000
    150,000  American Software, Inc. (a)..................         1,548,333         2,156,250
     54,600  AppNet, Inc. (a).............................         2,743,282         2,450,175
     36,700  Art Technology Group, Inc. (a)...............         1,996,079         5,303,150
     50,000  Backweb Technologies Ltd. (a)                         1,921,796         1,875,000
     45,000  BindView Development Corp. (a)...............         1,760,625         1,518,750
     32,000  Broadbase Software, Inc. (a).................           728,085         4,846,000
     44,000  Business Objects S.A. ADR (a)                           717,193         5,054,500
      4,800  Chordiant Software, Inc. (a).................            86,400           168,000
     30,000  Cysive, Inc. (a).............................           510,000         3,210,000
     54,100  FirePond, Inc. (a)...........................         3,893,725         5,271,369
    180,000  Information Architects Corp. (a)                      2,908,647         3,870,000
     50,000  IONA Technologies plc ADR (a)                         3,543,330         4,237,500
     19,000  Keynote Systems, Inc. (a)....................           677,000         3,111,250
     86,500  Lifeminders.com, Inc. (a)....................         2,725,622         4,595,312
     65,000  Macrovision Corp. (a)........................         1,653,437         6,483,750
     68,000  Mercury Interactive Corp. (a)................           596,420         6,553,500
     48,000  Micromuse, Inc. (a)..........................         1,312,031         6,807,000
     40,000  Mission Critical Software, Inc. (a)..........         2,514,073         2,450,000
     41,500  Netegrity, Inc. (a)..........................         1,823,595         3,548,250
      5,100  Niku Corp. (a)...............................           122,400           351,900
    110,000  Open Market, Inc. (a)........................         2,010,188         5,513,750
     15,100  webMethods, Inc. (a).........................         3,062,765         4,651,744
     50,300  WebTrends Corp. (a)..........................         2,651,155         4,778,500
     50,000  Wind River Systems, Inc. (a).................         1,815,155         2,903,125
                                                             ---------------   ---------------
                                                                  45,469,859        97,406,775
                                                             ---------------   ---------------

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 29, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             DRUGS - 4.80%
     75,000  Accredo Health, Inc. (a).....................   $       939,062   $     2,212,500
     60,000  Cephalon, Inc. (a)...........................           996,426         3,988,125
     60,000  Dusa Pharmaceuticals, Inc. (a)                        1,393,046         2,148,750
     53,000  Jones Pharma, Inc............................         1,383,120         3,802,750
    140,000  Noven Pharmaceuticals, Inc. (a)                       2,056,015         2,021,250
     50,200  Pharmacyclics, Inc. (a)......................         1,629,781         4,006,587
     55,000  Priority Healthcare Corp. Class B (a)........         2,603,189         2,640,000
                                                             ---------------   ---------------
                                                                  11,000,639        20,819,962
                                                             ---------------   ---------------
             EDUCATIONAL SERVICES - 1.05%
     59,500  Career Education Corp. (a)...................         1,564,154         2,231,250
     44,000  National Information Consortium, Inc. (a)....           528,000         2,304,500
                                                             ---------------   ---------------
                                                                   2,092,154         4,535,750
                                                             ---------------   ---------------
             ELECTRONIC-COMPONENTS - 3.55%
     56,000  Electro Scientific Industries, Inc. (a)......         1,696,062         3,174,500
     29,000  Emulex Corp. (a).............................           536,651         4,640,000
     52,500  Silicon Image, Inc. (a)......................         3,164,532         5,145,000
     12,550  Turnstone Systems, Inc. (a)..................         1,764,209         2,410,384
                                                             ---------------   ---------------
                                                                   7,161,454        15,369,884
                                                             ---------------   ---------------
             ELECTRONIC-CONTROLS AND EQUIPMENT - 1.96%
    114,100  C-COR.net Corp. (a)..........................         3,757,072         5,102,409
     25,500  Credence Systems Corp. (a)...................         1,237,813         3,397,875
                                                             ---------------   ---------------
                                                                   4,994,885         8,500,284
                                                             ---------------   ---------------
             ELECTRONIC-DEFENSE - 0.52%
     50,000  Aeroflex, Inc. (a)...........................         1,431,301         2,275,000
                                                             ---------------   ---------------
             ELECTRONIC-SEMICONDUCTOR - 10.98%
     85,000  Actel Corp. (a)..............................         2,553,713         2,767,813
     37,150  Alpha Industries, Inc. (a)...................           820,405         5,393,716
     17,000  Applied Micro Circuits Corp. (a)                        318,351         4,676,063
     69,000  Exar Corp. (a)...............................         2,041,090         4,791,188
    180,000  General Semiconductor, Inc...................         3,291,935         3,003,750
     52,000  Kopin Corp. (a)..............................           862,285         3,854,500
     22,750  Quantum Effect Devices, Inc. (a).............         1,420,854         2,192,531
     56,000  Sandisk Corp. (a)............................         1,904,000         4,984,000
     59,000  TranSwitch Corp. (a).........................         1,656,624         6,932,500
     52,400  TriQuint Semiconductor, Inc. (a)                        657,269         6,222,500
    112,500  Xicor, Inc. (a)..............................         1,572,732         2,756,250
                                                             ---------------   ---------------
                                                                  17,099,258        47,574,811
                                                             ---------------   ---------------
             FINANCIAL SERVICES - 2.59%
     23,000  724 Solutions, Inc. (a)......................         2,530,150         4,329,750
     94,000  American Capital Strategies Ltd..............         1,713,041         2,256,000
     80,000  IndyMac Mortgage Holdings, Inc...............         1,236,800         1,015,000
     50,000  Multex.com, Inc. (a).........................         1,180,042         1,525,000
    100,000  SierraCites.com, Inc. (a)....................         1,993,906         2,112,500
                                                             ---------------   ---------------
                                                                   8,653,939        11,238,250
                                                             ---------------   ---------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             HEALTH CARE SERVICES - 2.09%
     51,000  Hooper Holmes, Inc...........................   $     1,080,435   $     1,568,250
     46,000  Medarex, Inc. (a)............................           843,783         7,475,000
                                                             ---------------   ---------------
                                                                   1,924,218         9,043,250
                                                             ---------------   ---------------
             MACHINERY - 2.14%
     55,500  Advanced Energy Industries, Inc. (a).........         2,119,234         4,037,625
     59,000  Asyst Technologies, Inc. (a).................         1,129,777         2,706,625
     39,250  Photon Dynamics, Inc. (a)....................         2,194,750         2,551,250
                                                             ---------------   ---------------
                                                                   5,443,761         9,295,500
                                                             ---------------   ---------------
             MEDICAL SUPPLIES - 3.30%
     17,200  Abgenix, Inc. (a)............................           396,700         5,540,550
     38,400  Biosite Diagnostics, Inc. (a)................         1,258,264         1,344,000
     45,000  INAMED Corp. (a).............................         1,610,500         1,704,375
    123,500  PolyMedica Corp. (a).........................         2,464,477         5,719,594
                                                             ---------------   ---------------
                                                                   5,729,941        14,308,519
                                                             ---------------   ---------------
             MEDICAL TECHNOLOGY - 1.92%
     67,500  ArthoCare Corp. (a)..........................         2,693,092         8,336,250
                                                             ---------------   ---------------
             OIL AND GAS FIELD SERVICES - 0.78%
     33,500  Hanover Compressor Co. (a)...................         1,181,823         1,572,406
    180,000  Key Energy Services, Inc. (a)................         1,529,424         1,788,750
                                                             ---------------   ---------------
                                                                   2,711,247         3,361,156
                                                             ---------------   ---------------
             OIL-OFFSHORE DRILLING - 0.34%
    100,000  Pride International, Inc. (a)................         1,747,318         1,481,250
                                                             ---------------   ---------------
             PRINTING - 0.69%
    123,800  ImageX.com, Inc. (a).........................         2,847,400         2,986,675
                                                             ---------------   ---------------
             RETAIL-CLOTHING - 0.51%
     82,500  Charlotte Russe Holding, Inc. (a)............         1,051,381           969,375
     52,500  Too, Inc. (a)................................           893,463         1,260,000
                                                             ---------------   ---------------
                                                                   1,944,844         2,229,375
                                                             ---------------   ---------------
             RETAIL-MISCELLANEOUS - 0.23%
     26,000  Zale Corp. (a)...............................           995,813           978,250
                                                             ---------------   ---------------
             RETAIL-SPECIALTY - 0.66%
     40,000  Neoforma.com, Inc. (a).......................         1,852,814         2,380,000
     67,500  Pets.com, Inc. (a)...........................           742,500           472,500
                                                             ---------------   ---------------
                                                                   2,595,314         2,852,500
                                                             ---------------   ---------------
             TELECOMMUNICATION EQUIPMENT - 4.29%
     67,500  Advanced Fibre Communications, Inc. (a)......         1,768,732         4,598,438
     46,600  AudioCodes Ltd. (a)..........................         2,563,667         3,599,850
     29,600  Clarent Corp. (a)............................         1,997,472         3,233,800
     62,500  CommScope, Inc. (a)..........................         1,446,537         2,433,594
     23,700  Digital Lightwave, Inc. (a)..................         1,345,034         1,973,025
     80,000  Westell Technologies, Inc., Class A (a)......         2,167,472         2,740,000
                                                             ---------------   ---------------
                                                                  11,288,914        18,578,707
                                                             ---------------   ---------------
             TELECOMMUNICATIONS - 4.12%
     11,300  Apropos Technology, Inc. (a).................           248,600           540,988
      2,500  Avanex Corp. (a).............................            90,000           520,938

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
     40,000  ECtel Ltd. (a)...............................   $       494,282   $     1,360,000
     29,000  Ibasis, Inc. (a).............................           464,000         2,334,500
     43,500  MCK Communications, Inc. (a)                            899,094         3,148,313
     37,500  Net2Phone, Inc. (a)..........................         2,062,500         2,170,313
     25,500  Polycom, Inc. (a)............................         1,011,101         2,965,969
     30,000  Powerwave Technologies, Inc. (a).............         2,041,356         4,796,250
                                                             ---------------   ---------------
                                                                   7,310,933        17,837,271
                                                             ---------------   ---------------
             TELEPHONE SERVICES - 0.78%
     57,500  WatchGuard Technologies, Inc. (a)............         2,964,651         3,392,500
                                                             ---------------   ---------------

                                                                                   Market
    Shares                                                      Cost (b)          Value (c)
   --------                                                  ---------------   ---------------
             TOYS - 0.91%
    238,500  Jakks Pacific, Inc. (a)......................   $     4,507,659   $     3,935,250
                                                             ---------------   ---------------
             UTILITIES-ELECTRIC - 1.09%
     17,000  Calpine Corp. (a)............................           684,043         1,555,500
     62,900  Independent Energy Holdings plc ADR (a)......         1,656,390         3,148,931
                                                             ---------------   ---------------
                                                                   2,340,433         4,704,431
                                                             ---------------   ---------------
             TOTAL COMMON STOCKS..........................   $   224,770,042   $   424,497,947
                                                             ===============   ===============

SHORT-TERM INVESTMENTS - 2.69%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                  ---------------
                BANKS - 0.00%
   $    4,876   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate - 5.70%.........   $         4,876
                                                                ---------------
                INVESTMENT COMPANY - 2.69%
   11,656,047   Wells Fargo Cash Investment Money Market
                  Fund, Current rate - 5.69%.................        11,656,047
                                                                ---------------
                TOTAL SHORT-TERM INVESTMENTS.................        11,660,923
                                                                ---------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $236,430,965)(b)...........................   $   436,158,870
                                                                ===============

 (a) Presently not paying dividend income.
 (b) At February 29, 2000, the cost of securities for federal income tax purposes was $237,092,867 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $205,105,194
Unrealized depreciation.....................................    (6,039,191)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $199,066,003
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.87 % of total net assets as of February 29, 2000.

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

(Unaudited)

February 29, 2000

--------------------------------------------------------------------------------

                                             ASSET
                                           ALLOCATION
                                           PORTFOLIO
                                          ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $232,688,762;
    $51,135,638; $36,393,712;
    $545,629,549; $824,260,037; and
    $236,430,965 respectively)
    (Note 1)............................  $287,005,099
  Collateral for securities lending
    transactions (Note 1)...............    51,015,049
  Receivables:
    Investment securities sold..........       570,144
    Interest and dividends..............     1,814,958
    Subscriptions of capital stock......        43,056
  Deferred registration costs
    (Note 1)............................        50,326
  Prepaid expenses......................        10,150
                                          ------------
TOTAL ASSETS............................   340,508,782
                                          ------------
LIABILITIES:
  Payable upon return of securities
    loaned (Note 1).....................    51,015,049
  Payable for investment securities
    purchased...........................            --
  Redemptions of capital stock..........        66,373
  Payable for investment advisory and
    management fees (Note 2)............       191,686
  Payable for distribution fees
    (Note 2)............................         4,673
  Accounts payable and accrued
    expenses............................        36,502
                                          ------------
TOTAL LIABILITIES.......................    51,314,283
                                          ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively................   223,856,439
  Unrealized appreciation (depreciation)
    of investments......................    54,316,337
  Undistributed net investment income
    (loss)..............................       749,046
  Accumulated net realized gain (loss)
    from the sale of investments........    10,272,677
                                          ------------
TOTAL NET ASSETS........................  $289,194,499
                                          ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $208,556,026; $33,690,763;
  $25,297,556; $673,860,874;
  $1,244,168,970; and $337,961,630;
  respectively and 10,987,635;
  2,856,101; 1,592,040; 27,503,579;
  27,017,883; and, 4,959,573 shares
  outstanding; respectively)............        $18.98
                                          ------------
Class B shares (based on net assets of
  $23,043,109; $6,353,071; $7,542,340;
  $36,552,526; $38,456,624; and
  $32,005,920; respectively and
  1,224,258; 550,424; 476,818;
  1,591,197; 893,822; and, 490,972
  shares outstanding; respectively).....        $18.82
                                          ------------
Class C shares (based on net assets of
  $14,072,816; $2,297,721; $2,576,557;
  $10,429,860; $9,357,222; and
  $11,476,200; respectively and 751,274;
  198,968; 162,892; 454,023; 217,437;
  and, 175,856 shares outstanding;
  respectively).........................        $18.73
                                          ------------
Class H shares (based on net assets of
  $41,743,056; $7,485,423; $7,067,148;
  $56,614,925; $94,629,825; and
  $51,990,572; respectively and
  2,219,310; 648,154; 446,822;
  2,462,246; 2,197,314; and, 796,775
  shares outstanding; respectively).....        $18.81
                                          ------------
Class Z shares (based on net assets of
  $1,779,492; $0; $0; $0; $233,135,991;
  and $0; respectively and 93,729; 0; 0;
  0; 4,971,059; and, 0 shares
  outstanding; respectively)............        $18.99
                                          ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                           GROWTH &                                          CAPITAL
                                              VALUE         INCOME         CAPITAL           GROWTH        APPRECIATION
                                              FUND           FUND            FUND             FUND          PORTFOLIO
                                           -----------    -----------    ------------    --------------    ------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market (cost $232,688,762;
  $51,135,638; $36,393,712;
  $545,629,549; $824,260,037; and
  $236,430,965 respectively)
  (Note 1)..............................   $51,022,982    $43,020,427    $775,022,927    $1,608,767,241    $436,158,870
Collateral for securities lending
  transactions (Note 1).................     9,451,705      3,477,633     149,829,023                --      93,055,573
Receivables:
  Investment securities sold............     1,896,160         96,606       2,478,099        25,714,059       4,872,265
  Interest and dividends................        86,496         90,031         464,568           342,190          52,955
  Subscriptions of capital stock........            --             --              --            61,993         202,151
Deferred registration costs (Note 1)....        28,746         25,926          92,121            77,660          33,313
Prepaid expenses........................         3,330          3,794          13,071            19,437           4,385
                                           -----------    -----------    ------------    --------------    ------------
TOTAL ASSETS............................    62,489,419     46,714,417     927,899,809     1,634,982,580     534,379,512
                                           -----------    -----------    ------------    --------------    ------------
LIABILITIES:
  Payable upon return of securities
    loaned (Note 1).....................     9,451,705      3,477,633     149,829,023                --      93,055,573
  Payable for investment securities
    purchased...........................     3,093,704        700,000              --        13,902,770       7,348,221
  Redemptions of capital stock..........        38,801          4,054          96,892           199,603         273,612
  Payable for investment advisory and
    management fees (Note 2)............        40,769         33,555         446,400           837,205         242,359
  Payable for distribution fees
    (Note 2)............................           656            631           7,257            11,965           6,383
  Accounts payable and accrued
    expenses............................        36,806         14,943          62,052           282,405          19,042
                                           -----------    -----------    ------------    --------------    ------------
TOTAL LIABILITIES.......................    12,662,441      4,230,816     150,441,624        15,233,948     100,945,190
                                           -----------    -----------    ------------    --------------    ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively................    52,339,621     33,641,187     487,101,217       692,408,280     148,753,139
  Unrealized appreciation (depreciation)
    of investments......................      (188,156)     6,626,715     229,393,378       784,507,204     199,727,905
  Undistributed net investment income
    (loss)..............................       (45,936)        34,332      (1,125,005)       (3,466,038)     (1,384,923)
  Accumulated net realized gain (loss)
    from the sale of investments........    (2,278,551)     2,181,367      62,088,595       146,299,186      86,338,201
                                           -----------    -----------    ------------    --------------    ------------
TOTAL NET ASSETS........................   $49,826,978    $42,483,601    $777,458,185    $1,619,748,632    $433,434,322
                                           ===========    ===========    ============    ==============    ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $208,556,026; $33,690,763;
  $25,297,556; $673,860,874;
  $1,244,168,970; and $337,961,630;
  respectively and 10,987,635;
  2,856,101; 1,592,040; 27,503,579;
  27,017,883; and, 4,959,573 shares
  outstanding; respectively)............        $11.80         $15.89          $24.50            $46.05          $68.14
                                           -----------    -----------    ------------    --------------    ------------
Class B shares (based on net assets of
  $23,043,109; $6,353,071; $7,542,340;
  $36,552,526; $38,456,624; and
  $32,005,920; respectively and
  1,224,258; 550,424; 476,818;
  1,591,197; 893,822; and, 490,972
  shares outstanding; respectively).....        $11.54         $15.82          $22.97            $43.02          $65.19
                                           -----------    -----------    ------------    --------------    ------------
Class C shares (based on net assets of
  $14,072,816; $2,297,721; $2,576,557;
  $10,429,860; $9,357,222; and
  $11,476,200; respectively and 751,274;
  198,968; 162,892; 454,023; 217,437;
  and, 175,856 shares outstanding;
  respectively).........................        $11.55         $15.82          $22.97            $43.03          $65.26
                                           -----------    -----------    ------------    --------------    ------------
Class H shares (based on net assets of
  $41,743,056; $7,485,423; $7,067,148;
  $56,614,925; $94,629,825; and
  $51,990,572; respectively and
  2,219,310; 648,154; 446,822;
  2,462,246; 2,197,314; and, 796,775
  shares outstanding; respectively).....        $11.55         $15.82          $22.99            $43.07          $65.25
                                           -----------    -----------    ------------    --------------    ------------
Class Z shares (based on net assets of
  $1,779,492; $0; $0; $0; $233,135,991;
  and $0; respectively and 93,729; 0; 0;
  0; 4,971,059; and, 0 shares
  outstanding; respectively)............            --             --              --            $46.90              --
                                           -----------    -----------    ------------    --------------    ------------

FORTIS STOCK FUNDS

Statements of Operations

(Unaudited)

For The Six-Month Period Ended February 29, 2000

--------------------------------------------------------------------------------

                                             ASSET
                                          ALLOCATION
                                           PORTFOLIO
                                          -----------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $ 3,756,489
    Dividend income.....................      527,934
    Fee income (Note 1).................       24,353
                                          -----------
  Total income..........................    4,308,776
                                          -----------
  Expenses:
    Investment advisory and management
     fees (Note 2)......................    1,125,061
    Distribution fees (Class A)
     (Note 2)...........................      424,613
    Distribution fees (Class B)
     (Note 2)...........................       97,568
    Distribution fees (Class C)
     (Note 2)...........................       58,732
    Distribution fees (Class H)
     (Note 2)...........................      183,729
    Registration fees...................       24,615
    Shareholders' notices and reports...       17,406
    Legal and auditing fees (Note 2)....       15,416
    Custodian fees......................       17,404
    Directors' fees and expenses........        6,116
    Other...............................        6,340
                                          -----------
  Total expenses........................    1,977,000
                                          -----------
NET INVESTMENT GAIN (LOSS)..............    2,331,776
                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):

NET REALIZED GAIN (LOSS) FROM:
    Net realized gain (loss) from
     security transactions..............   10,623,329
    Future contracts....................           --
                                          -----------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS...........................   10,623,329
                                          -----------
Net change in unrealized appreciation
  (depreciation) of investments in
  securities............................   39,438,172
                                          -----------
NET GAIN (LOSS) ON INVESTMENTS..........   50,061,501
                                          ===========
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $52,393,277
                                          ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                        GROWTH &                                 CAPITAL
                                             VALUE       INCOME      CAPITAL        GROWTH     APPRECIATION
                                             FUND         FUND         FUND          FUND       PORTFOLIO
                                          -----------  ----------  ------------  ------------  ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $   98,925   $ 96,917    $   602,978   $ 1,806,887   $    330,353
  Dividend income.......................     310,477    346,273      2,065,666       838,281        110,988
  Fee income (Note 1)...................       5,087      4,287         85,017            --        113,355
                                          -----------  ----------  ------------  ------------  ------------
Total income............................     414,489    447,477      2,753,661     2,645,168        554,696
                                          -----------  ----------  ------------  ------------  ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................     267,676    213,945      2,570,500     4,178,989      1,135,073
  Distribution fees (Class A)
    (Note 2)............................      45,643     32,135        733,267     1,118,431        470,186
  Distribution fees (Class B)
    (Note 2)............................      33,232     36,982        145,550       128,836         87,771
  Distribution fees (Class C)
    (Note 2)............................      12,279     12,707         39,697        30,165         30,004
  Distribution fees (Class H)
    (Note 2)............................      39,592     35,715        233,562       320,430        152,001
  Registration fees.....................      21,863     22,178         35,216        35,296         22,128
  Shareholders' notices and reports.....       5,941      4,128         42,268       181,512         10,940
  Legal and auditing fees (Note 2)......      13,341      7,459         24,254        43,856         11,027
  Custodian fees........................      16,049      4,973         19,891        24,014         11,934
  Directors' fees and expenses..........       1,521        895         15,564        17,025          3,631
  Other.................................       3,288      1,420         18,897        32,652          4,924
                                          -----------  ----------  ------------  ------------  ------------
Total expenses..........................     460,425    372,537      3,878,666     6,111,206      1,939,619
                                          -----------  ----------  ------------  ------------  ------------
NET INVESTMENT GAIN (LOSS)..............     (45,936)    74,940     (1,125,005)   (3,466,038)    (1,384,923)
                                          -----------  ----------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):

NET REALIZED GAIN (LOSS) FROM:
    Net realized gain (loss) from
     security transactions..............  (1,973,973)  2,186,094    62,691,832   147,011,216     89,692,967
    Future contracts....................    (156,400)        --             --            --             --
                                          -----------  ----------  ------------  ------------  ------------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS...........................  (2,130,373)  2,186,094    62,691,832   147,011,216     89,692,967
                                          -----------  ----------  ------------  ------------  ------------
Net change in unrealized appreciation
  (depreciation) of investments in
  securities............................    (664,425)  1,524,197   150,996,438   605,592,691    169,140,957
                                          -----------  ----------  ------------  ------------  ------------
NET GAIN (LOSS) ON INVESTMENTS..........  (2,794,798)  3,710,291   213,688,270   752,603,907    258,833,924
                                          ===========  ==========  ============  ============  ============
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  ($2,840,734) $3,785,231  $212,563,265  $749,137,869  $257,449,001
                                          ===========  ==========  ============  ============  ============

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment income.................    $  2,331,776      $  3,351,119
  Net realized gain from security
    transactions........................      10,623,329        39,010,869
  Net change in unrealized appreciation
    on investments in securities........      39,438,172           694,492
                                            ------------      ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      52,393,277        43,056,480
                                            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................      (1,851,929)       (2,706,452)
    Class B.............................        (139,474)         (134,831)
    Class C.............................         (83,614)          (80,197)
    Class H.............................        (265,616)         (295,334)
    Class Z.............................         (12,320)               --
  From net realized gains on investments
    Class A.............................     (28,765,859)      (17,281,875)
    Class B.............................      (2,995,056)       (1,236,960)
    Class C.............................      (1,826,170)         (718,270)
    Class H.............................      (5,604,580)       (2,773,052)
    Class Z.............................        (166,650)               --
                                            ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (41,711,268)      (25,226,971)
                                            ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (765,715 and 1,577,016
     shares)............................      14,193,131        29,377,979
    Class B (198,073 and 399,109
     shares)............................       3,617,581         7,397,117
    Class C (153,986 and 279,948
     shares)............................       2,824,840         5,089,730
    Class H (314,889 and 668,742
     shares)............................       5,775,661        12,347,244
    Class Z (50,630 and 44,279
     shares)............................         918,189           825,685
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (1,666,749 and 1,057,067
     shares)............................      29,104,057        18,789,494
    Class B (176,940 and 75,874
     shares)............................       3,065,223         1,338,956
    Class C (108,568 and 44,382
     shares)............................       1,870,965           780,177
    Class H (329,042 and 168,973
     shares)............................       5,697,077         2,980,951
    Class Z (10,252 and 0 shares).......         178,941                --
  Less cost of repurchase of shares
    Class A (1,091,313 and 1,971,301
     shares)............................     (20,343,025)      (36,665,720)
    Class B (102,082 and 114,596
     shares)............................      (1,872,963)       (2,123,372)
    Class C (74,315 and 103,696
     shares)............................      (1,367,117)       (1,910,835)
    Class H (294,768 and 335,905
     shares)............................      (5,425,504)       (6,230,286)
    Class Z (11,432 and 0 shares).......        (209,493)               --
                                            ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................      38,027,563        31,997,120
                                            ------------      ------------
TOTAL INCREASE IN NET ASSETS............      48,709,572        49,826,629
NET ASSETS:
  Beginning of period...................     240,484,927       190,658,298
                                            ------------      ------------
  End of period (includes undistributed
    net investment income of $749,046
    and $770,223, respectively).........    $289,194,499      $240,484,927
                                            ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $    (45,936)      $    22,715
  Net realized gain (loss) from security
    transactions........................      (2,130,373)        4,641,417
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................        (664,425)        3,785,706
                                            ------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............      (2,840,734)        8,449,838
                                            ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................              --           (90,265)
  From net realized gains on investments
    Class A.............................      (2,711,104)       (2,398,431)
    Class B.............................        (474,656)         (554,270)
    Class C.............................        (173,230)         (228,122)
    Class H.............................        (558,446)         (753,192)
                                            ------------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....      (3,917,436)       (4,024,280)
                                            ------------       -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,741,091 and 1,189,789
     shares)............................      22,482,713        15,808,648
    Class B (68,401 and 148,047
     shares)............................         857,455         1,931,875
    Class C (24,488 and 59,026
     shares)............................         308,315           769,872
    Class H (96,331 and 134,878
     shares)............................       1,219,104         1,761,525
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (166,036 and 189,376
     shares)............................       2,047,218         2,382,340
    Class B (37,988 and 43,123
     shares)............................         459,278           536,455
    Class C (14,271 and 17,988
     shares)............................         172,532           223,950
    Class H (45,844 and 59,339
     shares)............................         553,178           738,771
  Less cost of repurchase of shares
    Class A (1,634,404 and 690,036
     shares)............................     (20,418,229)       (9,083,209)
    Class B (65,944 and 90,451
     shares)............................        (830,936)       (1,189,002)
    Class C (30,042 and 56,624
     shares)............................        (377,588)         (743,072)
    Class H (109,516 and 177,439
     shares)............................      (1,383,824)       (2,317,578)
                                            ------------       -----------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................       5,089,216        10,820,575
                                            ------------       -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................      (1,668,954)       15,246,133
NET ASSETS:
  Beginning of period...................      51,495,932        36,249,799
                                            ------------       -----------
  End of period (includes undistributed
    net investment loss of $45,936 and
    $0, respectively)...................    $ 49,826,978       $51,495,932
                                            ============       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment income.................     $    74,940       $   372,261
  Net realized gain from security
    transactions........................       2,186,094           697,531
  Net change in unrealized appreciation
    of investments in securities........       1,524,197         4,739,460
                                             -----------       -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................       3,785,231         5,809,252
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................        (116,466)         (303,045)
    Class B.............................          (4,375)          (41,733)
    Class C.............................          (1,481)          (17,399)
    Class H.............................          (4,322)          (49,939)
  From net realized gains on investments
    Class A.............................        (415,026)         (643,674)
    Class B.............................        (121,703)         (159,781)
    Class C.............................         (42,036)          (67,580)
    Class H.............................        (116,303)         (193,318)
                                             -----------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....        (821,712)       (1,476,469)
                                             -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (180,464 and 566,946
     shares)............................       2,776,809         8,501,033
    Class B (49,458 and 161,596
     shares)............................         762,717         2,427,125
    Class C (17,562 and 48,678
     shares)............................         265,771           718,618
    Class H (64,424 and 159,572
     shares)............................         995,491         2,374,853
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (33,519 and 63,617
     shares)............................         518,878           919,640
    Class B (7,959 and 13,800 shares)...         124,360           198,917
    Class C (2,729 and 5,772 shares)....          42,638            83,171
    Class H (7,390 and 16,192 shares)...         115,456           233,312
  Less cost of repurchase of shares
    Class A (381,328 and 462,252
     shares)............................      (5,884,328)       (6,967,771)
    Class B (66,047 and 81,905
     shares)............................      (1,022,553)       (1,227,313)
    Class C (22,975 and 57,345
     shares)............................        (353,564)         (853,460)
    Class H (115,729 and 164,161
     shares)............................      (1,779,395)       (2,458,927)
                                             -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARE TRANSACTIONS...............      (3,437,720)        3,949,198
                                             -----------       -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................        (474,201)        8,281,981
NET ASSETS:
  Beginning of period...................      42,957,802        34,675,821
                                             -----------       -----------
  End of period (includes undistributed
    net investment income of $74,940 and
    $86,036, respectively)..............     $42,483,601       $42,957,802
                                             ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment loss...................   $   (1,125,005)   $     (902,629)
  Net realized gain from security
    transactions........................       62,691,832       146,221,226
  Net change in unrealized appreciation
    of investments in securities........      150,996,438         5,652,886
                                           --------------    --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      212,563,265       150,971,483
                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.............................     (127,577,588)      (87,040,747)
    Class B.............................       (6,183,888)       (2,796,230)
    Class C.............................       (1,747,331)         (665,336)
    Class H.............................      (10,003,220)       (5,017,579)
                                           --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (145,512,027)      (95,519,892)
                                           --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (2,161,208 and 10,587,633
     shares)............................       48,858,563       236,382,465
    Class B (243,697 and 389,224
     shares)............................        5,127,698         8,333,221
    Class C (129,975 and 90,310
     shares)............................        2,762,887         1,911,035
    Class H (327,856 and 632,945
     shares)............................        6,927,586        13,448,386
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (5,519,764 and 4,497,809
     shares)............................      109,728,803        79,971,053
    Class B (328,865 and 159,215
     shares)............................        6,143,029         2,718,124
    Class C (93,006 and 38,657
     shares)............................        1,737,350           659,875
    Class H (525,945 and 280,596
     shares)............................        9,835,175         4,792,688
  Less cost of repurchase of shares
    Class A (4,352,570 and 9,187,334
     shares)............................      (94,576,722)     (203,714,963)
    Class B (122,969 and 134,973
     shares)............................       (2,632,607)       (2,875,169)
    Class C (31,557 and 62,180
     shares)............................         (668,944)       (1,330,943)
    Class H (262,961 and 410,031
     shares)............................       (5,707,882)       (8,719,318)
  Issuance of shares in connection with
    fund merger (Note 3)
    Class A (0 and 4,303,728 shares)....               --        77,701,653
    Class B (0 and 298,388 shares)......               --         5,171,124
    Class C (0 and 82,934 shares).......               --         1,437,049
    Class H (0 and 586,642 shares)......               --        10,173,846
                                           --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................       87,534,936       226,060,126
                                           --------------    --------------
TOTAL INCREASE IN NET ASSETS............      154,586,174       281,511,717
NET ASSETS:
  Beginning of period...................      622,872,011       341,360,294
                                           --------------    --------------
  End of period (includes undistributed
    net investment loss of $1,125,005
    and $0, respectively)...............   $  777,458,185    $  622,872,011
                                           ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment loss...................   $   (3,466,038)   $   (4,091,361)
  Net realized gain from security
    transactions........................      147,011,216       246,700,072
  Net change in unrealized appreciation
    of investments in securities........      605,592,691        43,202,949
                                           --------------    --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      749,137,869       285,811,660
                                           --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.............................     (161,513,241)     (184,308,860)
    Class B.............................       (4,773,550)       (4,328,601)
    Class C.............................       (1,113,135)         (982,671)
    Class H.............................      (11,827,495)      (11,797,065)
    Class Z.............................      (23,575,253)      (29,609,385)
                                           --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (202,802,674)     (231,026,582)
                                           --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,127,685 and 20,454,621
     shares)............................       38,885,460       608,315,710
    Class B (97,348 and 195,729
     shares)............................        3,253,756         5,568,918
    Class C (47,039 and 51,195
     shares)............................        1,557,180         1,488,735
    Class H (218,190 and 446,438
     shares)............................        7,083,804        12,868,880
    Class Z (1,008,107 and 573,572
     shares)............................       39,631,519        17,237,982
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (5,122,579 and 6,493,303
     shares)............................      149,988,546       175,708,779
    Class B (171,269 and 165,721
     shares)............................        4,696,198         4,282,243
    Class C (40,027 and 37,976
     shares)............................        1,097,537           981,304
    Class H (425,728 and 452,647
     shares)............................       11,681,919        11,705,442
    Class Z (763,543 and 1,045,590
     shares)............................       22,753,587        28,628,247
  Less cost of repurchase of shares
    Class A (3,069,135 and 22,649,562
     shares)............................     (107,074,039)     (675,171,668)
    Class B (66,319 and 100,305
     shares)............................       (2,160,489)       (2,869,629)
    Class C (27,832 and 25,873
     shares)............................         (884,845)         (742,673)
    Class H (172,742 and 366,624
     shares)............................       (5,568,333)      (10,603,511)
    Class Z (628,840 and 970,240
     shares)............................      (20,770,269)      (29,737,905)
                                           --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................      144,171,531       147,660,854
                                           --------------    --------------
TOTAL INCREASE IN NET ASSETS............      690,506,726       202,445,932
NET ASSETS:
  Beginning of period...................      929,241,906       726,795,974
                                           --------------    --------------
  End of period (includes undistributed
    net investment loss of $3,466,038
    and $0, respectively)...............   $1,619,748,632    $  929,241,906
                                           ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                               FOR THE
                                          SIX-MONTH PERIOD
                                                ENDED            FOR THE
                                          FEBRUARY 29, 2000    YEAR ENDED
                                             (UNAUDITED)     AUGUST 31, 1999
                                          -----------------  ---------------
OPERATIONS:
  Net investment loss...................    $ (1,384,923)    $   (1,697,696)
  Net realized gain from security
    transactions........................      89,692,967         64,284,638
  Net change in unrealized appreciation
    of investments in securities........     169,140,957         20,500,923
                                            ------------     --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     257,449,001         83,087,865
                                            ------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.............................     (43,909,226)       (25,279,675)
    Class B.............................      (3,479,912)        (1,974,092)
    Class C.............................      (1,168,264)          (717,375)
    Class H.............................      (6,297,240)        (3,822,075)
                                            ------------     --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (54,854,642)       (31,793,217)
                                            ------------     --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (852,567 and 4,148,860
     shares)............................      38,908,741        120,742,519
    Class B (113,994 and 94,645
     shares)............................       5,167,271          2,801,141
    Class C (104,596 and 464,149
     shares)............................       4,382,607         13,807,732
    Class H (103,813 and 156,855
     shares)............................       4,655,325          4,661,652
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (1,155,806 shares)..........      42,602,666         24,709,211
    Class B (97,444 shares).............       3,440,408          1,953,810
    Class C (33,019 shares).............       1,167,213            712,165
    Class H (174,088 shares)............       6,154,015          3,796,302
  Less cost of repurchase of shares
    Class A (1,136,806 and 4,016,217
     shares)............................     (50,836,689)      (119,898,749)
    Class B (47,792 and 69,099
     shares)............................      (2,101,595)        (2,024,359)
    Class C (65,129 and 457,661
     shares)............................      (2,568,226)       (13,737,717)
    Class H (75,143 and 170,725
     shares)............................      (3,269,679)        (5,069,238)
                                            ------------     --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................      47,702,057         32,454,469
                                            ------------     --------------
TOTAL INCREASE IN NET ASSETS............     250,296,416         83,749,117
NET ASSETS:
  Beginning of period...................     183,137,906         99,388,789
                                            ------------     --------------
  End of period (includes undistributed
    net investment loss of $1,384,923
    and $0, respectively)...............    $433,434,322     $  183,137,906
                                            ============     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") and Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds of Fortis Equity Portfolios, Inc. ("Fortis Equity"). The investment objectives of each portfolio are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The portfolio invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional portfolios in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios and Fortis Growth Fund offer Class A, Class B, Class C and Class H shares. Fortis Growth Fund and Advantage Asset Allocation also issue Class Z shares.

   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and have no distribution fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

   Consistent with its ability to purchase securities on a when-issued basis, the Asset Allocation Portfolio may enter into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The Advantage Asset Allocation Portfolio amortizes original issue discount, long term bond premium, and market discount.

   For the period ended February 29, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   -----------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $224,621,904    $224,984,681
   Value Fund...................................      66,859,661      65,691,645
   Growth & Income Fund.........................      25,819,337      30,836,555
   Capital Fund.................................     562,370,562     624,077,210
   Growth Fund..................................     775,217,542     844,106,838
   Capital Appreciation Portfolio...............     302,522,696     308,751,429

   LENDING OF PORTFOLIO SECURITIES: At February 29, 2000, securities were on loan to brokers from the funds. For collateral, the fund's custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles.

--------------------------------------------------------------------------------
   The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the period ended February 29, 2000:

                                                                                      Fee Income
                                                                                    For the Period
                                                                                        Ended
                                                     Securities                      February 29,
                                                      On Loan        Collateral          2000
   -----------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $ 46,554,921    $ 51,015,049       $ 24,353
   Value Fund...................................       8,800,849       9,451,705          5,087
   Growth & Income Fund.........................       3,141,103       3,477,633          4,287
   Capital Fund.................................     136,465,092     149,829,023         85,017
   Capital Appreciation Portfolio...............      87,140,348      93,055,573        113,355

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each portfolio is a single taxable entity.

   On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio to pay quarterly distributions and Fortis Growth & Income to pay semiannual distributions from net investment income. Fortis Capital Appreciation Portfolio, Fortis Value Fund, Fortis Capital Fund, and Fortis Growth Fund pay annual distributions from net investment income. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the portfolio at net asset value without any charge to the shareholder.

   ILLIQUID SECURITIES: At February 29, 2000, investments in securities for the Asset Allocation Portfolio and the Growth & Income Fund included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at February 29, 2000, was $3,821,779 in the Asset Allocation Portfolio; $5,581,850 in the Growth & Income Fund, which represents 1.32% , 13.14% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Capital Appreciation Portfolio have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime Index is defined as the higher of:
   A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The funds had no borrowings during the period ended February 29, 2000.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each Fund. Investment advisory and management fees are computed for Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund, and Fortis Capital Appreciation Portfolio at an annual rate of 1% of the first
   $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million of each portfolio.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Fortis Investors, Inc. (the funds' principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------
   other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                                    Class A     Class B    Class C    Class H
   ------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $254,533    $17,352    $2,173     $51,343
   Value Fund...................................      51,570      7,554       128      15,998
   Growth & Income Fund.........................      44,014     10,917        99      19,550
   Capital Fund.................................     451,598     19,889       705      51,213
   Growth Fund..................................     456,395     16,297     1,253      57,811
   Capital Appreciation Portfolio...............     370,064     14,437       722      23,587

   For the period ended February 29, 2000, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   --------------------------------------------------------
   Asset Allocation Portfolio...................    $ 4,227
   Value Fund...................................      1,839
   Growth & Income Fund.........................        497
   Capital Fund.................................     12,432
   Growth Fund..................................     35,000
   Capital Appreciation.........................      2,685

3. FUND MERGER: Effective with the close of business on October 23, 1998, the Fortis Fiduciary Fund was merged into Fortis Capital Fund. The merger was approved by the shareholders of the Fortis Fiduciary Fund. Fortis Capital Fund will be the surviving entity for financial reporting and income tax purposes. The merger was accomplished by a tax free exchange as detailed below:

                                                      Net Assets of
                                                    Fiduciary Fund on     Fiduciary Fund     Capital Fund
                                                    October 23, 1998     Shares Exchanged    Shares Issued
   -------------------------------------------------------------------------------------------------------
   Class A......................................       $77,701,653           2,451,978         4,303,728
   Class B......................................         5,171,124             171,119           298,388
   Class C......................................         1,437,049              47,523            82,934
   Class H......................................        10,173,846             336,674           586,642

   Fortis Fiduciary Fund's net assets at October 23, 1998 included unrealized appreciation of $20,759,680, accumulated net realized losses of ($347,629) and capital stock of $74,071,621.

   The net assets of Fortis Capital Fund's classes immediately before the merger were as follows:

                   Capital Fund                      Net Assets
   -------------------------------------------------------------
   Class A......................................    $332,341,920
   Class B......................................      10,427,170
   Class C......................................       2,509,913
   Class H......................................      18,726,666

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Stock Funds is presented based upon average fund shares outstanding:

                                                                       Class A
                                           ---------------------------------------------------------------
                                                                Year Ended August 31,
                                           ---------------------------------------------------------------
ASSET ALLOCATION                            2000**      1999       1998       1997       1996      1995++
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  18.43   $  16.91   $  18.98   $  16.48   $  16.52   $  14.44
                                           --------   --------   --------   --------   --------   --------

Operations:
  Investment income - net...............        .18        .30        .39        .39        .47        .43
  Net realized and unrealized gain
    (losses) on investments.............       3.59       3.47        .13       3.47        .29       2.14
                                           --------   --------   --------   --------   --------   --------
Total from operations...................       3.77       3.77        .52       3.86        .76       2.57
                                           --------   --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........       (.19)      (.29)      (.41)      (.41)      (.47)      (.40)
  From net realized gains...............      (3.03)     (1.96)     (2.18)      (.95)      (.32)      (.09)
  Excess distributions of net realized
    gains...............................         --         --         --         --       (.01)        --
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.22)     (2.25)     (2.59)     (1.36)      (.80)      (.49)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  18.98   $  18.43   $  16.91   $  18.98   $  16.48   $  16.52
                                           --------   --------   --------   --------   --------   --------
Total return @..........................      22.09%     22.96%      2.71%     24.62%      4.73%     18.25%
Net assets end of period (000s
  omitted)..............................   $208,556   $177,794   $151,920   $156,734   $136,656   $132,939
Ratio of expenses to average daily net
  assets................................       1.39%*     1.42%      1.44%      1.48%      1.50%      1.57%*
Ratio of net investment income to
  average daily net assets..............       1.96%*     1.60%      2.07%      2.22%      2.85%      3.31%*
Portfolio turnover rate.................         88%       159%       104%       109%        89%        94%

                                                                  Class B
                                           -----------------------------------------------------
                                                           Year Ended August 31,
                                           -----------------------------------------------------
ASSET ALLOCATION                           2000**     1999      1998     1997     1996    1995+
------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.30   $ 16.80   $18.87   $16.40   $16.46   $14.27
                                           -------   -------   ------   ------   ------   ------

Operations:
  Investment income - net...............       .13       .19      .29      .27      .37      .39
  Net realized and unrealized gain
    (losses) on investments.............      3.56      3.46      .13     3.47      .29     2.26
                                           -------   -------   ------   ------   ------   ------
Total from operations...................      3.69      3.65      .42     3.74      .66     2.65
                                           -------   -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.19)    (.31)    (.32)    (.39)    (.37)
  From net realized gains...............     (3.03)    (1.96)   (2.18)    (.95)    (.32)    (.09)
  Excess distributions of net realized
    gains...............................        --        --       --       --     (.01)      --
                                           -------   -------   ------   ------   ------   ------
Total distributions to shareholders.....     (3.17)    (2.15)   (2.49)   (1.27)    (.72)    (.46)
                                           -------   -------   ------   ------   ------   ------
Net asset value, end of period..........   $ 18.82   $ 18.30   $16.80   $18.87   $16.40   $16.46
                                           -------   -------   ------   ------   ------   ------
Total return @..........................     21.75%    22.32%    2.14%   23.92%    4.12%   19.00%
Net assets end of period (000s
  omitted)..............................   $23,043   $17,408   $9,928   $7,462   $4,411   $  692
Ratio of expenses to average daily net
  assets................................      1.94%*    1.97%    1.99%    2.03%    2.05%    2.12%*
Ratio of net investment income to
  average daily net assets..............      1.41%*    1.05%    1.50%    1.67%    2.34%    2.51%*
Portfolio turnover rate.................        88%      159%     104%     109%      89%      94%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++     Ten-month period ended August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                  Class C
                                           -----------------------------------------------------
                                                           Year Ended August 31,
                                           -----------------------------------------------------
ASSET ALLOCATION                           2000**     1999      1998     1997     1996    1995+
------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.22   $ 16.74   $18.81   $16.35   $16.41   $14.27
                                           -------   -------   ------   ------   ------   ------

Operations:
  Investment income - net...............       .13       .19      .29      .26      .37      .39
  Net realized and unrealized gain
    (losses) on investments.............      3.55      3.44      .13     3.47      .29     2.21
                                           -------   -------   ------   ------   ------   ------
Total from operations...................      3.68      3.63      .42     3.73      .66     2.60
                                           -------   -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.19)    (.31)    (.32)    (.39)    (.37)
  From net realized gains...............     (3.03)    (1.96)   (2.18)    (.95)    (.32)    (.09)
  Excess distributions of net realized
    gains...............................        --        --       --       --     (.01)      --
                                           -------   -------   ------   ------   ------   ------
Total distributions to shareholders.....     (3.17)    (2.15)   (2.49)   (1.27)    (.72)    (.46)
                                           -------   -------   ------   ------   ------   ------
Net asset value, end of period..........   $ 18.73   $ 18.22   $16.74   $18.81   $16.35   $16.41
                                           -------   -------   ------   ------   ------   ------
Total return @..........................     21.79%    22.27%    2.15%   23.93%    4.13%   18.64%
Net assets end of period (000s
  omitted)..............................   $14,073   $10,259   $5,831   $4,789   $2,641   $  777
Ratio of expenses to average daily net
  assets................................      1.94%*    1.97%    1.99%    2.03%    2.05%    2.12%*
Ratio of net investment income to
  average daily net assets..............      1.41%*    1.05%    1.51%    1.67%    2.33%    2.52%*
Portfolio turnover rate.................        88%      159%     104%     109%      89%      94%

                                                                   Class H
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
ASSET ALLOCATION                           2000**     1999      1998      1997      1996     1995+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.29   $ 16.79   $ 18.86   $ 16.39   $ 16.44   $14.27
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .13       .19       .29       .27       .38      .39
  Net realized and unrealized gain
    (losses) on investments.............      3.56      3.46       .13      3.47       .29     2.24
                                           -------   -------   -------   -------   -------   ------
Total from operations...................      3.69      3.65       .42      3.74       .67     2.63
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.19)     (.31)     (.32)     (.39)    (.37)
  From net realized gains...............     (3.03)    (1.96)    (2.18)     (.95)     (.32)    (.09)
  Excess distributions of net realized
    gains...............................        --        --        --        --      (.01)      --
                                           -------   -------   -------   -------   -------   ------
Total distributions to shareholders.....     (3.17)    (2.15)    (2.49)    (1.27)     (.72)    (.46)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 18.81   $ 18.29   $ 16.79   $ 18.86   $ 16.39   $16.44
                                           -------   -------   -------   -------   -------   ------
Total return @..........................     21.76%    22.32%     2.15%    23.93%     4.19%   18.86%
Net assets end of period (000s
  omitted)..............................   $41,743   $34,207   $22,979   $17,142   $10,904   $4,676
Ratio of expenses to average daily net
  assets................................      1.94%*    1.97%     1.99%     2.03%     2.05%    2.12%*
Ratio of net investment income to
  average daily net assets..............      1.41%*    1.05%     1.50%     1.67%     2.32%    2.54%*
Portfolio turnover rate.................        88%      159%      104%      109%       89%      94%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                               Class Z
                                           ----------------
                                              Year Ended
                                              August 31,
                                           ----------------
ASSET ALLOCATION                           2000**   1999+++
-----------------------------------------------------------
Net asset value, beginning of period....   $18.44   $19.05
                                           ------   ------

Operations:
  Investment income - net...............     .23       .07
  Net realized and unrealized gain
    (losses) on investments.............    3.59      (.68)
                                           ------   ------
Total from operations...................    3.82      (.61)
                                           ------   ------

Distributions to shareholders:
  From investment income - net..........    (.24)       --
  From net realized gains...............   (3.03)       --
  Excess distributions of net realized
    gains...............................      --        --
                                           ------   ------
Total distributions to shareholders.....   (3.27)       --
                                           ------   ------
Net asset value, end of period..........   $18.99   $18.44
                                           ------   ------
Total return @..........................   22.36%    (3.20)%
Net assets end of period (000s
  omitted)..............................   $1,779   $  817
Ratio of expenses to average daily net
  assets................................     .94%*     .97%*
Ratio of net investment income to
  average daily net assets..............    2.39%*    2.05%*
Portfolio turnover rate.................      88%      159%

*      Annualized.
**     Six-month period ended February 29, 2000.
+++ For the period from July 27, 1999 (initial offering of shares) to August 31, 1999.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                              Class A
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
VALUE                                      2000**     1999      1998      1997     1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 13.28   $ 11.85   $ 13.51   $ 10.75   $10.00
                                           -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........        --       .05       .09       .09      .05
  Net realized and unrealized gain
    (loss) on investments...............      (.55)     2.73      (.30)     2.94      .70
                                           -------   -------   -------   -------   ------
Total from operations...................      (.55)     2.78      (.21)     3.03      .75
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........        --      (.05)     (.09)     (.06)      --
  From net realized gains on
    investments.........................      (.93)    (1.30)    (1.36)     (.21)      --
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....      (.93)    (1.35)    (1.45)     (.27)      --
                                           -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 11.80   $ 13.28   $ 11.85   $ 13.51   $10.75
                                           -------   -------   -------   -------   ------
Total return @..........................     (4.48%)   24.10%    (2.52%)   28.66%    7.50%
Net assets end of period (000s
  omitted)..............................   $33,691   $34,302   $22,449   $21,855   $9,847
Ratio of expenses to average daily net
  assets................................      1.48%*    1.48%     1.52%     1.59%    1.65%*
Ratio of net investment income (loss) to
  average daily net assets..............       .07%*     .32%      .55%      .72%     .75%*
Portfolio turnover rate.................       131%      266%      260%       93%      41%

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE                                      2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.06   $11.71   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.04)     (.08)    (.02)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    (.55)     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................    (.59)     2.65     (.32)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --     (.03)      --
  From net realized gains on
    investments.........................    (.93)    (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.93)    (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $11.54   $13.06   $11.71   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total return @..........................   (4.88%)   23.20%   (3.33%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $6,353   $6,662   $4,794   $2,480   $  642
Ratio of expenses to average daily net
  assets................................    2.23%*    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.68%)*   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................     131%      266%     260%      93%      41%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

--------------------------------------------------------------------------------

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE                                      2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.04)     (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    (.55)     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................    (.59)     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --     (.03)      --
  From net realized gains on
    investments.........................    (.93)    (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.93)    (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $11.55   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total return @..........................   (4.87%)   23.18%   (3.24%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $2,298   $2,486   $1,991   $1,002   $  223
Ratio of expenses to average daily net
  assets................................    2.23%*    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.68%)*   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................     131%      266%     260%      93%      41%

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
VALUE                                      2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.04)     (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    (.55)     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------
Total from operations...................    (.59)     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --     (.03)      --
  From net realized gains on
    investments.........................    (.93)    (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.93)    (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $11.55   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------
Total return @..........................   (4.87%)   23.18%   (3.24%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $7,485   $8,045   $7,016   $4,896   $1,605
Ratio of expenses to average daily net
  assets................................    2.23%*    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.68%)*   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................     131%      266%     260%      93%      41%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                              Class A
                                           ----------------------------------------------
                                                       Year Ended August 31,
                                           ----------------------------------------------
GROWTH & INCOME                            2000**     1999      1998      1997     1996+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 14.83   $ 13.20   $ 13.06   $ 10.35   $10.00
                                           -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .07       .17       .32       .20      .07
  Net realized and unrealized gain on
    investments.........................      1.31      2.03       .07      2.77      .34
                                           -------   -------   -------   -------   ------
Total from operations...................      1.38      2.20       .39      2.97      .41
                                           -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........      (.07)     (.18)     (.24)     (.16)    (.06)
  From net realized gains on
    investments.........................      (.25)     (.39)     (.01)     (.10)      --
                                           -------   -------   -------   -------   ------
Total distributions to shareholders.....      (.32)     (.57)     (.25)     (.26)    (.06)
                                           -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 15.89   $ 14.83   $ 13.20   $ 13.06   $10.35
                                           -------   -------   -------   -------   ------
Total return @..........................      9.37%    16.84%     2.81%    29.00%    4.11%
Net assets end of period (000s
  omitted)..............................   $25,298   $26,100   $20,994   $13,907   $3,117
Ratio of expenses to average daily net
  assets................................      1.44%*    1.44%     1.55%     1.75%    2.33%*
Ratio of net investment income to
  average daily net assets..............       .65%*    1.18%     1.71%     1.68%    1.16%*
Portfolio turnover rate.................        63%       65%       20%       15%       5%

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH & INCOME                            2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $14.77   $13.16   $13.03   $10.32   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income - net...............      --       .07      .20      .11      .02
  Net realized and unrealized gain on
    investments.........................    1.31      2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................    1.31      2.10      .27     2.88      .36
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........    (.01)     (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................    (.25)     (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.26)     (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $15.82   $14.77   $13.16   $13.03   $10.32
                                           ------   ------   ------   ------   ------
Total return @..........................    8.91%    16.08%    1.99%   28.16%    3.55%
Net assets end of period (000s
  omitted)..............................   $7,542   $7,168   $5,159   $2,306   $  508
Ratio of expenses to average daily net
  assets................................    2.19%*    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.10%)*    .41%     .96%     .92%     .35%*
Portfolio turnover rate.................      63%       65%      20%      15%       5%

*      Annualized.
**     Six-month period ended February 29, 2000
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH & INCOME                            2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income - net...............     .01       .06      .20      .10      .03
  Net realized and unrealized gain on
    investments.........................    1.31      2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................    1.32      2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........    (.01)     (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................    (.25)     (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.26)     (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $15.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------
Total return @..........................    8.98%    16.00%    1.99%   28.03%    3.65%
Net assets end of period (000s
  omitted)..............................   $2,577   $2,445   $2,217   $1,290   $  302
Ratio of expenses to average daily net
  assets................................    2.19%*    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.10%)*    .41%     .96%     .94%     .54%*
Portfolio turnover rate.................      63%       65%      20%      15%       5%

                                                            Class H
                                           ------------------------------------------
                                                     Year Ended August 31,
                                           ------------------------------------------
GROWTH & INCOME                            2000**    1999     1998     1997    1996+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------

Operations:
  Investment income - net...............     .01       .06      .20      .10      .03
  Net realized and unrealized gain on
    investments.........................    1.31      2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------
Total from operations...................    1.32      2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........    (.01)     (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................    (.25)     (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....    (.26)     (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------
Net asset value, end of period..........   $15.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------
Total return @..........................    8.98%    16.00%    1.99%   28.03%    3.65%
Net assets end of period (000s
  omitted)..............................   $7,067   $7,245   $6,306   $5,085   $1,286
Ratio of expenses to average daily net
  assets................................    2.19%*    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income (loss) to
  average daily net assets..............    (.10%)*    .41%     .96%     .93%     .44%*
Portfolio turnover rate.................      63%       65%      20%      15%       5%

*      Annualized.
**     Six-month period ended February 29, 2000
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                       Class A
                                           ---------------------------------------------------------------
                                                                Year Ended August 31,
                                           ---------------------------------------------------------------
CAPITAL                                     2000**      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  22.81   $  22.37   $  26.13   $  21.89   $  21.22   $  18.36
                                           --------   --------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........       (.03)      (.03)      (.08)      (.08)       .04        .08
  Net realized and unrealized gain on
    investments.........................       7.07       6.73        .38       7.06        .67       3.62
                                           --------   --------   --------   --------   --------   --------
Total from operations...................       7.04       6.70        .30       6.98        .71       3.70
                                           --------   --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........         --         --         --       (.01)      (.04)      (.08)
  From net realized gains on
    investments.........................      (5.35)     (6.26)     (4.06)     (2.73)        --       (.76)
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....      (5.35)     (6.26)     (4.06)     (2.74)      (.04)      (.84)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  24.50   $  22.81   $  22.37   $  26.13   $  21.89   $  21.22
                                           --------   --------   --------   --------   --------   --------
Total return @..........................      36.31%     37.88%      1.56%     34.57%      3.36%     21.49%
Net assets end of period (000s
  omitted)..............................   $673,861   $551,551   $312,582   $340,949   $277,587   $291,263
Ratio of expenses to average daily net
  assets................................       1.07%*     1.10%      1.13%      1.18%      1.21%      1.24%
Ratio of net investment income (loss) to
  average daily net assets..............       (.24%)*     (.08%)     (.28%)     (.33%)      .17%      .42%
Portfolio turnover rate.................         86%       177%        71%        43%        28%        14%

                                                                  Class B
                                           -----------------------------------------------------
                                                           Year Ended August 31,
                                           -----------------------------------------------------
CAPITAL                                    2000**     1999      1998     1997     1996    1995+
------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 21.77   $ 21.73   $25.67   $21.69   $21.14   $18.35
                                           -------   -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.08)     (.43)    (.26)    (.35)    (.12)      --
  Net realized and unrealized gain on
    investments.........................      6.63      6.73      .38     7.06      .67     3.58
                                           -------   -------   ------   ------   ------   ------
Total from operations...................      6.55      6.30      .12     6.71      .55     3.58
                                           -------   -------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........        --        --       --       --       --     (.03)
  From net realized gains on
    investments.........................     (5.35)    (6.26)   (4.06)   (2.73)      --     (.76)
                                           -------   -------   ------   ------   ------   ------
Total distributions to shareholders.....     (5.35)    (6.26)   (4.06)   (2.73)      --     (.79)
                                           -------   -------   ------   ------   ------   ------
Net asset value, end of period..........   $ 22.97   $ 21.77   $21.73   $25.67   $21.69   $21.14
                                           -------   -------   ------   ------   ------   ------
Total return @..........................     35.73%    36.94%     .80%   33.55%    2.60%   20.74%
Net assets end of period (000s
  omitted)..............................   $36,553   $24,847   $9,339   $7,284   $4,097   $1,527
Ratio of expenses to average daily net
  assets................................      1.82%*    1.85%    1.88%    1.93%    1.96%    1.99%*
Ratio of net investment income (loss) to
  average daily net assets..............      (.99%)*    (.83%)  (1.03%)  (1.08%)   (.60%)   (.36%)*
Portfolio turnover rate.................        86%      177%      71%      43%      28%      14%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                 Class C
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL                                    2000**     1999     1998     1997     1996    1995+
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 21.76   $21.73   $25.68   $21.68   $21.13   $18.35
                                           -------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.07)    (.44)    (.27)    (.33)    (.12)      --
  Net realized and unrealized gain on
    investments.........................      6.63     6.73      .38     7.06      .67     3.57
                                           -------   ------   ------   ------   ------   ------
Total from operations...................      6.56     6.29      .11     6.73      .55     3.57
                                           -------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........        --       --       --       --       --     (.03)
  From net realized gains on
    investments.........................     (5.35)   (6.26)   (4.06)   (2.73)      --     (.76)
                                           -------   ------   ------   ------   ------   ------
Total distributions to shareholders.....     (5.35)   (6.26)   (4.06)   (2.73)      --     (.79)
                                           -------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $ 22.97   $21.76   $21.73   $25.68   $21.68   $21.13
                                           -------   ------   ------   ------   ------   ------
Total return @..........................     35.79%   36.87%     .76%   33.68%    2.60%   20.68%
Net assets end of period (000s
  omitted)..............................   $10,430   $5,715   $2,453   $1,432   $  824   $  344
Ratio of expenses to average daily net
  assets................................      1.82%*   1.85%    1.88%    1.93%    1.96%    1.99%*
Ratio of net investment income (loss) to
  average daily net assets..............      (.99%)*   (.83%)  (1.03%)  (1.08%)   (.60%)   (.36%)*
Portfolio turnover rate.................        86%     177%      71%      43%      28%      14%

                                                                   Class H
                                           -------------------------------------------------------
                                                            Year Ended August 31,
                                           -------------------------------------------------------
CAPITAL                                    2000**     1999      1998      1997      1996    1995+
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 21.78   $ 21.74   $ 25.68   $ 21.69   $21.14   $18.35
                                           -------   -------   -------   -------   ------   ------

Operations:
  Investment income (loss) - net........      (.07)     (.43)     (.26)     (.34)    (.12)      --
  Net realized and unrealized gain on
    investments.........................      6.63      6.73       .38      7.06      .67     3.58
                                           -------   -------   -------   -------   ------   ------
Total from operations...................      6.56      6.30       .12      6.72      .55     3.58
                                           -------   -------   -------   -------   ------   ------

Distributions to shareholders:
  From investment income - net..........        --        --        --        --       --     (.03)
  From net realized gains on
    investments.........................     (5.35)    (6.26)    (4.06)    (2.73)      --     (.76)
                                           -------   -------   -------   -------   ------   ------
Total distributions to shareholders.....     (5.35)    (6.26)    (4.06)    (2.73)      --     (.79)
                                           -------   -------   -------   -------   ------   ------
Net asset value, end of period..........   $ 22.99   $ 21.78   $ 21.74   $ 25.68   $21.69   $21.14
                                           -------   -------   -------   -------   ------   ------
Total return @..........................     35.75%    36.91%      .80%    33.61%    2.60%   20.74%
Net assets end of period (000s
  omitted)..............................   $56,615   $40,760   $16,987   $14,468   $8,052   $4,052
Ratio of expenses to average daily net
  assets................................      1.82%*    1.85%     1.88%     1.93%    1.96%    1.99%*
Ratio of net investment income (loss) to
  average daily net assets..............      (.99%)*    (.83%)   (1.03%)   (1.06%)   (.60%)   (.37%)*
Portfolio turnover rate.................        86%      177%       71%       43%      28%      14%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                        Class A
                                           -----------------------------------------------------------------
                                                                 Year Ended August 31,
                                           -----------------------------------------------------------------
GROWTH                                       2000**       1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $    30.80   $  29.78   $  37.32   $  32.14   $  32.66   $  26.25
                                           ----------   --------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........         (.14)      (.13)      (.11)      (.16)      (.11)      (.04)
  Net realized and unrealized gain
    (losses) on investments.............        22.24      10.72      (3.59)      8.41       1.30       6.95
                                           ----------   --------   --------   --------   --------   --------
Total from operations...................        22.10      10.59      (3.70)      8.25       1.19       6.91
                                           ----------   --------   --------   --------   --------   --------

Distributions to shareholders:
  From net realized gains...............        (6.85)     (9.57)     (3.84)     (3.07)     (1.71)      (.50)
                                           ----------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $    46.05   $  30.80   $  29.78   $  37.32   $  32.14   $  32.66
                                           ----------   --------   --------   --------   --------   --------
Total return @..........................        84.59%     40.00%    (10.59%)    27.01%      4.09%     26.92%
Net assets end of period (000s
  omitted)..............................   $1,244,169   $734,282   $581,819   $734,654   $641,061   $670,753
Ratio of expenses to average daily net
  assets................................         1.05%*     1.06%      1.05%      1.07%      1.09%      1.13%
Ratio of net investment income (loss) to
  average daily net assets..............         (.58%)*     (.44%)     (.29%)     (.45%)     (.33%)     (.13%)
Portfolio turnover rate.................           71%       166%        61%        28%        32%        27%

                                                                   Class B
                                           -------------------------------------------------------
                                                            Year Ended August 31,
                                           -------------------------------------------------------
GROWTH                                     2000**     1999      1998      1997      1996    1995+
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 29.26   $ 28.85   $ 36.53   $ 31.75   $32.48   $25.85
                                           -------   -------   -------   -------   ------   ------

Operations:
  Investment income (loss) - net........      (.19)     (.74)     (.25)     (.56)    (.32)    (.13)
  Net realized and unrealized gain
    (losses) on investments.............     20.80     10.72     (3.59)     8.41     1.30     7.26
                                           -------   -------   -------   -------   ------   ------
Total from operations...................     20.61      9.98     (3.84)     7.85      .98     7.13
                                           -------   -------   -------   -------   ------   ------

Distributions to shareholders:
  From net realized gains...............     (6.85)    (9.57)    (3.84)    (3.07)   (1.71)    (.50)
                                           -------   -------   -------   -------   ------   ------
Net asset value, end of period..........   $ 43.02   $ 29.26   $ 28.85   $ 36.53   $31.75   $32.48
                                           -------   -------   -------   -------   ------   ------
Total return @..........................     83.86%    38.98%   (11.25%)   26.02%    3.45%   28.17%
Net assets end of period (000s
  omitted)..............................   $38,457   $20,236   $12,417   $12,149   $6,710   $2,179
Ratio of expenses to average daily net
  assets................................      1.80%*    1.81%     1.80%     1.82%    1.84%    1.88%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.33%)*   (1.19%)   (1.04%)   (1.19%)  (1.07%)  (1.09%)*
Portfolio turnover rate.................        71%      166%       61%       28%      32%      27%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                 Class C
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
GROWTH                                     2000**    1999     1998      1997     1996    1995+
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $29.26   $28.85   $ 36.52   $31.75   $32.49   $25.85
                                           ------   ------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.18)     (.74)     (.24)    (.57)    (.33)    (.10)
  Net realized and unrealized gain
    (losses) on investments.............   20.80     10.72     (3.59)    8.41     1.30     7.24
                                           ------   ------   -------   ------   ------   ------
Total from operations...................   20.62      9.98     (3.83)    7.84      .97     7.14
                                           ------   ------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains...............   (6.85)    (9.57)    (3.84)   (3.07)   (1.71)    (.50)
                                           ------   ------   -------   ------   ------   ------
Net asset value, end of period..........   $43.03   $29.26   $ 28.85   $36.52   $31.75   $32.49
                                           ------   ------   -------   ------   ------   ------
Total return @..........................   83.90%    38.98%   (11.22%)  25.98%    3.41%   28.21%
Net assets end of period (000s
  omitted)..............................   $9,357   $4,629   $ 2,738   $2,367   $1,077   $  264
Ratio of expenses to average daily net
  assets................................    1.80%*    1.81%     1.80%    1.82%    1.84%    1.88%*
Ratio of net investment income (loss) to
  average daily net assets..............   (1.33%)*  (1.19%)   (1.04%)  (1.19%)  (1.07%)  (1.10%)*
Portfolio turnover rate.................      71%      166%       61%      28%      32%      27%

                                                                   Class H
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
GROWTH                                     2000**     1999      1998      1997      1996     1995+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 29.28   $ 28.86   $ 36.54   $ 31.75   $ 32.49   $25.85
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........      (.16)     (.73)     (.25)     (.55)     (.33)    (.11)
  Net realized and unrealized gain
    (losses) on investments.............     20.80     10.72     (3.59)     8.41      1.30     7.25
                                           -------   -------   -------   -------   -------   ------
Total from operations...................     20.64      9.99     (3.84)     7.86       .97     7.14
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains...............     (6.85)    (9.57)    (3.84)    (3.07)    (1.71)    (.50)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 43.07   $ 29.28   $ 28.86   $ 36.54   $ 31.75   $32.49
                                           -------   -------   -------   -------   -------   ------
Total return @..........................     83.92%    39.00%   (11.25%)   26.05%     3.41%   28.21%
Net assets end of period (000s
  omitted)..............................   $94,630   $50,547   $34,453   $34,941   $21,176   $6,867
Ratio of expenses to average daily net
  assets................................      1.80%*    1.81%     1.80%     1.82%     1.84%    1.88%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.33%)*   (1.19%)   (1.04%)   (1.19%)   (1.07%)  (1.10%)*
Portfolio turnover rate.................        71%      166%       61%       28%       32%      27%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                Class Z
                                           --------------------------------------------------
                                                         Year Ended August 31,
                                           --------------------------------------------------
GROWTH                                      2000**      1999      1998       1997     1996++
---------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  31.23   $  30.00   $ 37.47   $  32.18   $ 31.61
                                           --------   --------   -------   --------   -------

Operations:
  Investment income (loss) - net........       (.13)      (.06)     (.04)      (.05)       --
  Net realized and unrealized gain
    (losses) on investments.............      22.65      10.86     (3.59)      8.41       .57
                                           --------   --------   -------   --------   -------
Total from operations...................      22.52      10.80     (3.63)      8.36       .57
                                           --------   --------   -------   --------   -------

Distributions to shareholders:
  From net realized gains...............      (6.85)     (9.57)    (3.84)     (3.07)       --
                                           --------   --------   -------   --------   -------
Net asset value, end of period..........   $  46.90   $  31.23   $ 30.00   $  37.47   $ 32.18
                                           --------   --------   -------   --------   -------
Total return @..........................      84.79%     40.49%   (10.34%)    27.34%     1.80%
Net assets end of period (000s
  omitted)..............................   $233,136   $119,548   $95,370   $112,356   $93,006
Ratio of expenses to average daily net
  assets................................        .80%*      .81%      .80%       .82%      .84%*
Ratio of net investment income (loss) to
  average daily net assets..............       (.33%)*     (.19%)    (.04%)     (.20%)     .01%*
Portfolio turnover rate.................         71%       166%       61%        28%       32%

*      Annualized.
**     Six-month period ended February 29, 2000.
++ For the period from March 1, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                      Class A
                                           -------------------------------------------------------------
                                                               Year Ended August 31,
                                           -------------------------------------------------------------
CAPITAL APPRECIATION                        2000**      1999      1998       1997       1996     1995++
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  36.04   $  26.42   $ 30.60   $  34.76   $  30.67   $ 23.05
                                           --------   --------   -------   --------   --------   -------

Operations:
  Investment income (loss) - net........       (.21)      (.30)     (.35)      (.26)      (.29)     (.17)
  Net realized and unrealized gain
    (loss) on investments...............      42.89      18.42     (3.83)     (2.45)      4.61      7.79
                                           --------   --------   -------   --------   --------   -------
Total from operations...................      42.68      18.12     (4.18)     (2.71)      4.32      7.62
                                           --------   --------   -------   --------   --------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (10.58)     (8.50)       --      (1.18)      (.23)       --
  Tax return of capital.................         --         --        --       (.27)        --        --
                                           --------   --------   -------   --------   --------   -------
Total distributions to shareholders.....     (10.58)     (8.50)       --      (1.45)      (.23)       --
                                           --------   --------   -------   --------   --------   -------
Net asset value, end of period..........   $  68.14   $  36.04   $ 26.42   $  30.60   $  34.76   $ 30.67
                                           --------   --------   -------   --------   --------   -------
Total return @..........................     143.34%     80.27%   (13.66%)    (7.89%)    14.21%    33.06%
Net assets end of period (000s
  omitted)..............................   $337,962   $147,346   $79,813   $105,422   $114,310   $90,918
Ratio of expenses to average daily net
  assets................................       1.36%*     1.50%     1.52%      1.55%      1.56%     1.69%*
Ratio of net investment income (loss) to
  average daily net assets..............       (.94%)*    (1.08%)    (.97%)     (.84%)     (.96%)    (.82%)*
Portfolio turnover rate.................        117%       271%       47%        25%        34%       21%

                                                                  Class B
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
CAPITAL APPRECIATION                       2000**     1999      1998      1997     1996    1995+
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 34.91   $ 25.90   $ 30.16   $34.46   $30.57   $22.45
                                           -------   -------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.31)     (.91)     (.43)    (.40)    (.49)    (.35)
  Net realized and unrealized gain
    (loss) on investments...............     41.17     18.42     (3.83)   (2.45)    4.61     8.47
                                           -------   -------   -------   ------   ------   ------
Total from operations...................     40.86     17.51     (4.26)   (2.85)    4.12     8.12
                                           -------   -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)    (8.50)       --    (1.18)    (.23)      --
  Tax return of capital.................        --        --        --     (.27)      --       --
                                           -------   -------   -------   ------   ------   ------
Total distributions to shareholders.....    (10.58)    (8.50)       --    (1.45)    (.23)      --
                                           -------   -------   -------   ------   ------   ------
Net asset value, end of period..........   $ 65.19   $ 34.91   $ 25.90   $30.16   $34.46   $30.57
                                           -------   -------   -------   ------   ------   ------
Total return @..........................    142.69%    79.35%   (14.12%)  (8.38%)  13.60%   36.17%
Net assets end of period (000s
  omitted)..............................   $32,006   $11,426   $ 5,849   $6,561   $4,522   $  841
Ratio of expenses to average daily net
  assets................................      1.91%*    2.05%     2.07%    2.10%    2.11%    2.24%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.49%)*   (1.63%)   (1.52%)  (1.39%)  (1.47%)  (1.61%)*
Portfolio turnover rate.................       117%      271%       47%      25%      34%      21%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++     Ten-month period ended August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class C
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL APPRECIATION                       2000**     1999     1998     1997     1996    1995+
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 34.94   $25.92   $30.18   $34.48   $30.58   $22.45
                                           -------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.27)    (.90)    (.43)    (.40)    (.48)    (.36)
  Net realized and unrealized gain
    (loss) on investments...............     41.17    18.42    (3.83)   (2.45)    4.61     8.49
                                           -------   ------   ------   ------   ------   ------
Total from operations...................     40.90    17.52    (4.26)   (2.85)    4.13     8.13
                                           -------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)   (8.50)      --    (1.18)    (.23)      --
  Tax return of capital.................        --       --       --     (.27)      --       --
                                           -------   ------   ------   ------   ------   ------
Total distributions to shareholders.....    (10.58)   (8.50)      --    (1.45)    (.23)      --
                                           -------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $ 65.26   $34.94   $25.92   $30.18   $34.48   $30.58
                                           -------   ------   ------   ------   ------   ------
Total return @..........................    142.68%   79.33%  (14.12%)  (8.38%)  13.62%   36.21%
Net assets end of period (000s
  omitted)..............................   $11,476   $3,612   $1,794   $1,875   $1,004   $  227
Ratio of expenses to average daily net
  assets................................      1.91%*   2.05%    2.07%    2.10%    2.11%    2.24%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.49%)*  (1.63%)  (1.52%)  (1.39%)  (1.46%)  (1.62%)*
Portfolio turnover rate.................       117%     271%      47%      25%      34%      21%

                                                                   Class H
                                           -------------------------------------------------------
                                                            Year Ended August 31,
                                           -------------------------------------------------------
CAPITAL APPRECIATION                       2000**     1999      1998      1997      1996    1995+
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 34.94   $ 25.92   $ 30.18   $ 34.48   $30.58   $22.45
                                           -------   -------   -------   -------   ------   ------

Operations:
  Investment income (loss) - net........      (.28)     (.90)     (.43)     (.40)    (.48)    (.36)
  Net realized and unrealized gain
    (loss) on investments...............     41.17     18.42     (3.83)    (2.45)    4.61     8.49
                                           -------   -------   -------   -------   ------   ------
Total from operations...................     40.89     17.52     (4.26)    (2.85)    4.13     8.13
                                           -------   -------   -------   -------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (10.58)    (8.50)       --     (1.18)    (.23)      --
  Tax return of capital.................        --        --        --      (.27)      --       --
                                           -------   -------   -------   -------   ------   ------
Total distributions to shareholders.....    (10.58)    (8.50)       --     (1.45)    (.23)      --
                                           -------   -------   -------   -------   ------   ------
Net asset value, end of period..........   $ 65.25   $ 34.94   $ 25.92   $ 30.18   $34.48   $30.58
                                           -------   -------   -------   -------   ------   ------
Total return @..........................    142.64%    79.33%   (14.12%)   (8.38%)  13.62%   36.21%
Net assets end of period (000s
  omitted)..............................   $51,991   $20,755   $11,933   $13,379   $9,575   $2,115
Ratio of expenses to average daily net
  assets................................      1.91%*    2.05%     2.07%     2.10%    2.11%    2.24%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.49%)*   (1.63%)   (1.52%)   (1.39%)  (1.46%)  (1.62%)*
Portfolio turnover rate.................       117%      271%       47%       25%      34%      21%

*      Annualized.
**     Six-month period ended February 29, 2000.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

DIRECTORS AND OFFICERS

DIRECTORS          Richard W. Cutting       CPA AND FINANCIAL CONSULTANT
                   Allen R. Freedman        CHAIRMAN AND CHIEF EXECUTIVE OFFICER, FORTIS, INC. MANAGING
                                              DIRECTOR OF
                                              FORTIS INTERNATIONAL, N.V.
                   Dr. Robert M. Gavin      PRESIDENT, CRANBROOK EDUCATION COMMUNITY. PRIOR TO JULY
                                              1996, PRESIDENT MACALESTER COLLEGE
                   Jean L. King             PRESIDENT, COMMUNI-KING
                   Dean C. Kopperud         CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                              FORTIS ADVISERS, INC. PRESIDENT AND DIRECTOR,
                                              FORTIS INVESTORS, INC. PRESIDENT - FORTIS FINANCIAL GROUP,
                                              FORTIS BENEFITS INSURANCE COMPANY AND SENIOR VICE
                                              PRESIDENT, FORTIS INSURANCE COMPANY
                   Robb L. Prince           FINANCIAL AND EMPLOYEE BENEFIT CONSULTANT. PRIOR TO JULY
                                              1995, VICE PRESIDENT AND TREASURER, JOSTENS, INC.
                   Leonard J. Santow        PRINCIPAL, GRIGGS & SANTOW, INC.
                   Noel Schenker Shadko     MARKETING CONSULTANT. PRIOR TO MAY 1996, SENIOR VICE
                                              PRESIDENT OF MARKETING & STRATEGIC PLANNING, ROLLERBLADE,
                                              INC.
                   Joseph M. Wikler         INVESTMENT CONSULTANT AND PRIVATE INVESTOR. PRIOR TO JANUARY
                                              1994, DIRECTOR OF RESEARCH, CHIEF INVESTMENT OFFICER,
                                              PRINCIPAL, AND DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR AND           Fortis Advisers, Inc.
TRANSFER AGENT                              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER                       Fortis Investors, Inc.
                                            BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                                   Norwest Bank Minnesota N.A.
                                            MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                             Dorsey & Whitney LLP
                                            MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS                        KPMG LLP
                                            MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

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FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered
through Fortis Advisers, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, MN 55164-0284

Fortis Stock Funds


Bulk Rate
U.S. Postage
PAID
Permit No. 3794
Minneapolis, MN

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Printed on recycled paper with forty percent preconsumer waste and ten percent post consumer waste. Please recycle.

The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98356 -C- Fortis, Inc. 4/00